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                                                                EXHIBIT 10.1


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                            STOCK PURCHASE AGREEMENT

                                     AMONG

                         SUNSTONE HOTEL INVESTORS, INC.

                       WESTBROOK REAL ESTATE FUND I, L.P.

            WESTBROOK REAL ESTATE CO-INVESTMENT PARTNERSHIP I, L.P.

                                      AND

                           KAHLER REALTY CORPORATION




                           DATED AS OF AUGUST 5, 1997



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                                TABLE OF CONTENTS


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                                                             ARTICLE I

                                              THE PURCHASE AND SALE OF STOCK AND NOTES..........................  2

SECTION 1.1       General.......................................................................................  2

SECTION 1.2       Closing.......................................................................................  2

SECTION 1.3       Consideration.................................................................................  2
         (a)      General.......................................................................................  2
         (b)      Legends.......................................................................................  3
         (c)      Allocation of Stock Purchase Consideration and Interest.......................................  4

SECTION 1.4       Pre-Closing Distribution of Earnings & Profits................................................  4

SECTION 1.5       Pre-Closing Restructuring of the Company and of Non-Qualifying
                  Businesses....................................................................................  5

SECTION 1.6       Closing Deliveries............................................................................  5
         (a)      Purchaser.....................................................................................  5
         (b)      The Funds.....................................................................................  6

                                                             ARTICLE II.........................................  6
         SECTION 2.1      Earnout...............................................................................  6

                                                            ARTICLE III

                                                   REPRESENTATIONS AND WARRANTIES............................... 16

SECTION 3.1.      Representations and Warranties of the Funds................................................... 16
         (a)      Organization and Qualification of the Company; Subsidiaries................................... 16
         (b)      Corporate Organization of the Funds........................................................... 16
         (c)      Capitalization................................................................................ 17
         (d)      Authority of the Company Relative to Agreement................................................ 18
         (e)      Authority of the Funds Relative to Agreements................................................. 18
         (f)      Regulatory Approvals for the Company.......................................................... 19
         (g)      Regulatory Approvals for the Funds............................................................ 19
         (h)      No Conflicts - Company........................................................................ 19
         (i)      No Conflicts - Funds.......................................................................... 20
         (j)      Financial Statement........................................................................... 20
         (k)      Absence of Certain Changes or Events.......................................................... 21
         (l)      Compliance with Laws.......................................................................... 22
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         (m)      Agreements.................................................................................... 23
         (n)      Permitted Liens............................................................................... 26
         (o)      Absence of Litigation......................................................................... 26
         (p)      Employee Matters.............................................................................. 26
         (q)      Tax Matters................................................................................... 28
         (r)      Environmental Matters......................................................................... 29
         (s)      Properties.................................................................................... 30
         (t)      Condition of Improvements..................................................................... 31
         (u)      Insurance..................................................................................... 31
         (v)      Transactions with Affiliates.................................................................. 32
         (w)      Investment Intention.......................................................................... 32
         (x)      Ability to Bear Risk.......................................................................... 32
         (y)      Access to Information; Evaluation of Risks.................................................... 32
         (z)      Shares Not Registered......................................................................... 32
         (aa)     Status of Fund................................................................................ 33
         (ab)     Brokers....................................................................................... 33

SECTION 3.2       Representations and Warranties of the Purchaser............................................... 33
         (a)      Corporate Organization........................................................................ 33
         (b)      Capitalization................................................................................ 33
         (c)      Authority Relative to Agreements.............................................................. 34
         (d)      No Conflict; Required Filings and Consents.................................................... 34
         (e)      SEC Filings; Financial Statements............................................................. 35
         (f)      Absence of Certain Changes or Events.......................................................... 36
         (g)      Absence of Litigation......................................................................... 36
         (h)      Environmental Matters......................................................................... 36
         (i)      Validity of Shares............................................................................ 37
         (j)      Transactions with Affiliates.................................................................. 37
         (k)      Financing..................................................................................... 37
         (l)      Brokers....................................................................................... 37

                                                    ARTICLE IV

                              CONDUCT OF BUSINESS PENDING THE MERGER; OTHER COVENANTS........................... 38

SECTION 4.1       Conduct of Business of the Company Pending the Closing........................................ 38

SECTION 4.2       Conduct of Business of the Purchaser.......................................................... 41

SECTION 4.3       Access to Information; Confidentiality........................................................ 41

SECTION 4.4       Employee Benefits Matters..................................................................... 42

SECTION 4.5       Directors' and Officers' Indemnification and Insurance........................................ 43
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SECTION 4.6       Registration Rights Agreement................................................................. 43

SECTION 4.7       Further Action; Reasonable Best Efforts....................................................... 43

SECTION 4.8       Public Announcements.......................................................................... 44

SECTION 4.9       Maintenance of REIT Qualification............................................................. 44

SECTION 4.10      Transfer Restrictions......................................................................... 44

SECTION 4.11      Board Representation.......................................................................... 45

SECTION 4.12      Amendment of Articles of Incorporation........................................................ 47

SECTION 4.13      Non-Solicitation.  ........................................................................... 47

SECTION 4.14      No Negotiation................................................................................ 47

SECTION 4.15      Organization and Qualification of Subsidiaries................................................ 47

SECTION 4.16      Licenses and Permits.......................................................................... 48

SECTION 4.17      Additional Information........................................................................ 49

SECTION 4.18      New York Stock Exchange Listing............................................................... 49

SECTION 4.19      Share Trust................................................................................... 49

SECTION 4.20      Earnings and Profits Distribution............................................................. 49

SECTION 4.21      GMX........................................................................................... 51

SECTION 4.22      Non-Core Assets............................................................................... 51

                                                     ARTICLE V

                                             CONDITIONS TO THE CLOSING.......................................... 51

SECTION 5.1       Conditions to Obligation of Each Party to Effect the Merger................................... 51
         (a)      Government Approvals.......................................................................... 51
         (b)      No Injunctions or Restraints; Illegality...................................................... 51
         (c)      Maintenance of REIT Qualification............................................................. 52
         (d)      Earnings and Profits Certification............................................................ 52
         (e)      Confirmation of Exempted Holder Status for Funds.............................................. 52
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SECTION 5.2       Conditions to Obligations of Purchaser........................................................ 52
         (a)      Representations and Warranties................................................................ 53
         (b)      Performance of Obligations of the Company and the Funds....................................... 53
         (c)      Required Consents; Governmental Approvals..................................................... 53
         (d)      No Material Adverse Change.................................................................... 53
         (e)      Legal Opinions................................................................................ 54

SECTION 5.3       Conditions to Obligations of the Company and the Funds........................................ 54
         (a)      Representations and Warranties................................................................ 54
         (b)      Performance of Obligations of the Purchaser................................................... 54
         (c)      Required Consents; Governmental Approvals..................................................... 54
         (d)      No Material Adverse Change.................................................................... 55
         (e)      Legal Opinions................................................................................ 55
         (f)      Confirmation of Exempt Purchase Status for Funds.............................................. 55
         (g)      Distribution\Restructuring.................................................................... 55

                                                    ARTICLE VI

                                         TERMINATION, AMENDMENT AND WAIVER...................................... 56

SECTION 6.1       Termination................................................................................... 56

SECTION 6.2       Effect of Termination......................................................................... 56

SECTION 6.3       Reports....................................................................................... 57

SECTION 6.4       Fees and Expenses............................................................................. 57

SECTION 6.5       Amendment..................................................................................... 57

SECTION 6.6       Waiver........................................................................................ 57

                                                    ARTICLE VII

                                                GENERAL PROVISIONS.............................................. 57

SECTION 7.1       Survival of Representations, Warranties and Agreements;
                  Indemnification............................................................................... 57
         (a)      Survival...................................................................................... 57
         (b)      Indemnification by Purchaser.................................................................. 58
         (c)      Indemnification by the Funds.................................................................. 58
         (d)      Limitations on Indemnification................................................................ 58
         (e)      Third-Party Claims............................................................................ 59
         (f)      Termination of Indemnification................................................................ 60
         (g)      Exclusive Remedy.............................................................................. 60
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         (h)      Calculation of Loss and Expenses.............................................................. 60

SECTION 7.2       Notices....................................................................................... 60

SECTION 7.3       Certain Definitions........................................................................... 61

SECTION 7.4       Severability.................................................................................. 69

SECTION 7.5       Entire Agreement; Assignment.................................................................. 69

SECTION 7.6       Parties in Interest........................................................................... 69

SECTION 7.7       Governing Law; Submission to Jurisdiction; Waiver of Jury Trial;
                  Specific Performance.......................................................................... 69

SECTION 7.8       Interpretation................................................................................ 70

SECTION 7.9       Counterparts.................................................................................. 71

SECTION 7.10      No Recourse................................................................................... 72
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                            STOCK PURCHASE AGREEMENT


                 STOCK PURCHASE AGREEMENT, dated as of August 5, 1997 (this "Agreement"), among SUNSTONE HOTEL INVESTORS, INC., a Maryland corporation (the "Purchaser"), WESTBROOK REAL ESTATE FUND I, L.P., a Delaware limited partnership ("Westbrook Fund"), Westbrook Real Estate Co- Investment Partnership I, L.P., a Delaware limited partnership ("Westbrook Co-Investment Fund" and collectively with Westbrook Fund, the "Funds"), and KAHLER REALTY CORPORATION, a Minnesota corporation (the "Company").

                 WHEREAS, the Funds own 100 shares (the "Stock") of common stock (the "Company Common Stock"), par value $.10 per share, of the Company; and

                 WHEREAS, the Stock constitutes all of the outstanding shares of the capital stock of the Company; and

                 WHEREAS, the Purchaser desires to purchase from the Funds, and the Funds desire to sell to the Purchaser, all of the Stock upon the terms and subject to the conditions set forth herein (the sale and purchase of the Stock being referred to herein as the "Stock Purchase"); and

                 WHEREAS, the Company has an outstanding promissory note in favor of the Westbrook Fund in the principal amount of $36,394,440 (the "Westbrook Note") and an outstanding promissory note in favor of the Westbrook Co-Investment Fund in the principal amount of $3,605,560 (the "Co-Investment Note" and collectively with the Westbrook Note, the "Notes"); and

                 WHEREAS, the Purchaser desires to purchase from the Funds, and the Funds desire to sell to the Purchaser, the Notes upon the terms and subject to the conditions set forth herein (the sale and purchase of the Notes being referred to herein as the "Notes Purchase"); and


                 WHEREAS, the Board of Directors of the Purchaser has approved, and deems it advisable and in the best interest of its stockholders to consummate the Stock Purchase and the Notes Purchase; and

                 WHEREAS, the Purchaser, the Company and the Funds desire to make certain representations, warranties, covenants and agreements in connection with the Stock Purchase and also to prescribe various conditions to the Stock Purchase.

                 NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Purchaser, the Company and the Funds agree as follows:
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                                                                              2


                                   ARTICLE I

                    THE PURCHASE AND SALE OF STOCK AND NOTES

                 SECTION 1.1 General. Upon the terms and subject to the conditions set forth in this Agreement, the Funds shall sell to the Purchaser, and the Purchaser shall purchase from the Funds, the Stock and Notes at the Closing (as hereinafter defined). The consideration for the Stock and the Notes shall be paid as provided in Section 1.3.

                 SECTION 1.2 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 6.1, and subject to the satisfaction or waiver of the conditions set forth in Article V, the closing of the Stock Purchase and the Notes Purchase (the "Closing") shall take place on the later of (i) October 15, 1997 (or such earlier date as the Purchaser may designate at its discretion on at least two business days' prior written notice to the Funds) and (ii) the date which is two business days following satisfaction or waiver of the conditions set forth in Article V (other than with respect to actions to take place on the date of Closing or the day preceding the date of Closing) at the offices of Brobeck, Phleger & Harrison, 4675 MacArthur Court, Suite 1000, Newport Beach, California 92660, unless another date, time or place is agreed to in writing by the parties hereto; provided that in the event the condition precedents set forth in Article V are satisfied on or after October 15, 1997 but the Purchaser does not yet have available all necessary financing to consummate the Closing, the Purchaser may specify that the Closing Date will occur on the first date that all such financing is available (but in no event shall such date be later than December 23, 1997) provided that the Purchaser has been using, and continues to use, reasonable best efforts to obtain such financing at the earliest practicable date and the Purchaser delivers to the Funds (x) a letter from Bank One of Arizona confirming that its commitment remains in full force and effect and unmodified in any material respect or written financial commitments in form and substance reasonably acceptable to the Funds from other financial institutions reasonably acceptable to the Funds with respect to the financing contemplated by the Bank One of Arizona Commitment and (y) written financing commitments in form and substance reasonably acceptable to the Funds from Merrill Lynch & Co. or from other financial institutions reasonably acceptable to the Funds with respect to all equity and other financing that is required to consummate the transactions contemplated by this Agreement. The actual date and time of the Closing are referred to herein as the "Closing Date."

                 SECTION 1.3      Consideration.

                 (a) General. (i) The consideration for the Stock shall consist of: (i) $94,680,000 in cash (the "Cash Consideration"); provided, however, that the amount payable pursuant to this clause (i) shall be reduced by an amount equal to the sum of the accumulated earnings and profits through the Closing Date as determined pursuant to Section 1.4 (for purposes of this Section 1.3(a), the accumulated earnings and profits as determined pursuant to Section 1.4 shall not be reduced by any distributions made after the date of this Agreement), plus $250,000; provided further, that if the
Closing has not occurred on or before October 15,
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                                                                               3

1997, the amount of cash payable to the Funds at Closing shall be increased by an amount equal to a 10% per annum return on $151,680,000 for the period beginning on (and including) October 16, 1997 through (but excluding) the Closing Date (it being understood, however, that if the Closing Date is October 16, 1997, the consideration payable will be increased by one day's return) which return shall be computed on the basis of a 365-day year and for the actual number of days elapsed in the period during which it accrues, (ii) 2,284,262 shares (the "Purchaser Common Stock Consideration") of common stock, par value $.01 per share, of the Purchaser (the "Purchaser Common Stock"); provided, however, that if, after the date of this Agreement and prior to the Closing Date, (x) the issued and outstanding shares of Purchaser Common Stock shall have been changed, or a record date shall have been set for a change of such issued and outstanding shares, into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or otherwise, the Purchaser Common Stock Consideration shall be correspondingly adjusted to reflect such change or (y) the Purchaser shall effect a merger, consolidation or other business combination, then at the Closing the Funds shall be entitled to receive such consideration under this clause (ii) as the Funds would have received in such merger, consolidation or other business combination had the Funds owned the Purchaser Common Stock Consideration at the time of such transaction (iii) 250,000 shares (the "Purchaser Convertible Preferred Stock Consideration" and collectively with the Cash Consideration and Purchaser Common Stock Consideration, the "Stock Purchase Consideration") of convertible preferred stock, par value $.01 per share, of the Purchaser (the "Purchaser Convertible Preferred Stock") having the powers, preferences, and other rights set forth in the articles supplementary attached hereto as Exhibit 1.3 (the "Certificate of Designation"), and (iv) any payment made pursuant to Article II herein.

                 (ii) The consideration for each Note shall consist of the outstanding principal amount of such Note ($36,394,440 in the case of the Westbrook Note and $3,605,560 in the case of the Co-Investment Note) plus all accrued and unpaid interest thereon through the Closing Date (collectively, the "Note Purchase Consideration") and shall be paid to the holder of such Note.

                 (b) Legends. The certificate (or certificates) representing the Purchaser Common Stock Consideration and Purchaser Convertible Stock Consideration shall bear the following legend (until such time as subsequent transfers thereof are no longer restricted in accordance with the Securities Act of 1933, as amended (the "Securities Act")):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE GIVEN, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS SUCH GIFT, SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE STOCK PURCHASE AGREEMENT DATED AS OF AUGUST 5, 1997 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, THE "STOCK PURCHASE AGREEMENT") AMONG SUNSTONE HOTEL INVESTORS, INC. (THE "COMPANY"), WESTBROOK REAL ESTATE FUND I, L.P.,

         WESTBROOK REAL ESTATE CO-INVESTMENT PARTNERSHIP I, L.P. AND KAHLER REALTY CORPORATION. A COPY OF THE STOCK PURCHASE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE, ARE SUBJECT TO THE PROVISIONS (INCLUDING THE RESTRICTIONS ON TRANSFER) SET FORTH IN THE STOCK PURCHASE AGREEMENT AND NO GIFT, SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) IN COMPLIANCE WITH RULE 144 UNDER THE ACT, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (C) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL WHICH SHALL BE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH GIFT, SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND IS NOT IN VIOLATION OF APPLICABLE STATE SECURITIES LAWS. ADDITIONALLY, IF THE HOLDER IS A CITIZEN OR RESIDENT OF ANY COUNTRY OTHER THAN THE UNITED STATES, OR THE HOLDER DESIRES TO EFFECT ANY SUCH TRANSACTION IN ANY SUCH COUNTRY, THE COMPANY MUST BE FURNISHED WITH A REASONABLY SATISFACTORY OPINION OR OTHER ADVICE OF COUNSEL FOR THE HOLDER THAT SUCH TRANSACTION WILL NOT VIOLATE THE LAWS OF SUCH COUNTRY. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, ACKNOWLEDGES THAT IT IS BOUND BY THE PROVISIONS OF THE STOCK PURCHASE AGREEMENT TO THE EXTENT PROVIDED THEREIN."

                 (c) Allocation of Stock Purchase Consideration and Interest. All Stock Purchase Consideration shall be paid to each of the Funds pro rata in accordance with their respective percentage ownership of the "Company Common Stock" as set forth on Schedule 1.3(c).

                 SECTION 1.4 Pre-Closing Distribution of Earnings & Profits. Notwithstanding anything in this Agreement to the contrary, on the day before Closing, the Company and its Subsidiaries shall have the right to make a distribution (the "Distribution") to the Funds entirely from the assets of the Company and its Subsidiaries (including with the proceeds of the Distribution Financing (as defined in Section 4.20)), in an amount equal to the sum of the amount of accumulated earnings and profits through the Closing Date determined by KPMG Peat

Marwick, LLP, ("KPMG") as described below plus $250,000. The determination of accumulated earnings and profits for purposes of this Section 1.4 shall take into account the estimated activities of the Company and its Subsidiaries through the Closing Date. It is understood and agreed that the Funds do not anticipate making, and will under no circumstances be obligated to make, the Distribution unless the Funds shall have received a certificate from the Purchaser, signed on behalf of the Purchaser by its chief financial officer, stating that all conditions set forth in Article V (other than the Distribution) have been satisfied and that the Purchaser will proceed with the Closing but thereafter the Distribution and the Distribution Financing will not be contingent on the Closing. The Company shall obtain a certification of the earnings and profits calculation from KPMG. The Company shall use its reasonable best efforts to have KPMG provide such certification to the Company and to the Purchaser within 30 days of the execution of this Agreement.

                 SECTION 1.5 Pre-Closing Restructuring of the Company and of Non-Qualifying Businesses.

                 Subject to the Funds receipt of evidence satisfactory to them that the conditions set forth in Article V are or will be satisfied within two days, prior to the Closing the Company and its Subsidiaries will be restructured in the manner identified in Steps 1 through 4 of Schedule 1.5 (the "Pre-Closing Restructuring"). The specific legal steps required to effect the Restructuring will be determined by the Purchaser in consultation with the Funds and the Company. The Purchaser will be responsible at its cost and expense for the preparation of all documentation and making all necessary legal arrangements to effect the Pre-Closing Restructuring, except for any expenses or costs which the Funds are expressly required to pay under this Agreement relating to the Stock Purchase and in connection with obtaining any Required Consent. The Purchaser will consult with the Funds and the Company, and provide the Funds and the Company a reasonable opportunity to review and comment on, all documentation and other arrangements relating to the Pre-Closing Restructuring and the Pre-Closing Restructuring will be effected in a manner that does not impose any tax or other liability or obligation of any nature on the Funds. The Funds, the Company, and the Company's Subsidiaries and, to the extent within the Company's control, the Company's Investment Entities, shall cooperate with the Purchaser in connection with the matters contemplated by this Section 1.5. The Company and the Subsidiaries shall not be required to consummate any material aspect of the Pre-Closing Restructuring (including, without limitation, any merger or combination of any Subsidiaries or the Company or any other action that would adversely affect the Company or any of its Subsidiaries or Investment Entities if the Closing does not occur) prior to the day preceding the Closing Date and the presentation of reasonable evidence that the conditions set forth in Article V will be satisfied no later than the Closing.

                 SECTION 1.6      Closing Deliveries.

                 (a) Purchaser. At the Closing, the Purchaser shall: (i) pay, or cause to be paid, to the Funds by wire transfer in immediately available funds to one or more bank accounts designated by the Funds an aggregate amount equal to the Cash Consideration in respect of the

Stock and the Note Purchase Consideration in respect of the Notes, (ii) deliver to the Funds certificates, registered in the Funds' names, representing the Purchaser Common Stock Consideration and the Purchaser Convertible Preferred Stock Consideration and (iii) execute and deliver to the Funds the Registration Rights Agreement in accordance with Section 4.6.

                 (b) The Funds. Contemporaneously with (i) the receipt by the Funds of the Cash Consideration and the Note Purchase Consideration and
(ii) the receipt by the Funds of the certificates representing the Purchaser Common Stock Consideration and the Purchaser Convertible Preferred Stock Consideration, the Funds shall deliver to the Purchaser (x) certificates representing the Stock, duly endorsed for transfer to the Purchaser, or accompanied by stock powers duly executed in favor of the Purchaser, with all necessary transfer stamps attached thereto and cancelled and (y) the Notes duly endorsed for transfer to the Purchaser.


                                   ARTICLE II

                 SECTION 2.1      Earnout.

                 (a) Payment of Preliminary Earn-Out Payment. (i) On the Earn-Out Payment Date (as defined below), if the Preliminary Earn-Out Ratio (as defined above) is equal to or greater than 11%, the Purchaser shall at its election (which shall be exercised in writing delivered to the Funds no later than the first day of the Trading Period; if no such notice is received by the Funds prior to the first day of the Trading Period the Purchaser shall be deemed to have elected to pay cash) either (i) pay to the Funds by wire transfer in immediately available funds to one or more bank accounts designated by the Funds an aggregate amount of cash or (ii) issue shares of Purchaser Common Stock in the manner and number calculated as provided in paragraph (ii) below (the "Preliminary Earn-Out Payment") equal to the Preliminary Earn-Out Payment Amount (as defined below).

                            (ii)  The number of shares of Purchaser Common
Stock to be issued to the Funds in payment of the Preliminary Earn- Out Payment calculated pursuant to Section 2.1(a)(i) above shall be fixed based on the twenty "Trading Days" (the "Trading Period") weighted average (based on the average daily volume) "Closing Price" of the Purchaser Common Stock during the period ending three Trading Days prior to the relevant date of payment. The "Closing Price" of any day shall mean the last reported sale price, regular way or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, of the Purchaser Common Stock, or, if not then listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Company Purchaser Common Stock are listed or admitted to trading or, if such Purchaser Common stock are not then listed or admitted into trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Security Dealers, Inc. Automated Quotation System, or if such system is no longer in use, the principal other automated quotations system that may then be in use, or, if Purchaser Common Stock is not then quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Purchaser Common Stock, as selected in good faith by the board of directors of the Purchaser. "Trading Day" shall mean a day on which the principal national securities exchange on which the Purchaser Common Stock are listed or admitted to trading as open for the transactions of business or, if the Purchaser Common Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                           (iii)  Any shares of Purchaser Common Stock issued
pursuant to Section 2.1(a)(ii) above shall contain the legend required under
Section 1.3(b).

                 (b)  Determination of Earn-Out Payment Amount.

                             (i)  Not later than four (4) business days prior
to the Earn-Out Payment Date, the Purchaser shall deliver to the Funds a certificate (the "Purchaser's Earn-Out Calculation Certificate") in the form set forth on Schedule 2.1(b) setting forth and certifying the Purchaser's good faith determination of (A) the Adjusted 1999 EBITDA (as defined below), (B) the Adjusted Valuation Amount (as defined below), (C) the aggregate Capital Expenditures (as defined below) incurred after the Closing (and prior to September 30, 1998) for September Qualifying Projects (as defined below), (D) the aggregate Capital Expenditures incurred after the Closing (and prior to December 31, 1998) for December Qualifying Projects (as defined below), (E) the aggregate Capital Expenditures incurred after the Closing (and prior to March 31, 1999) for March Qualifying Projects (as defined below), (F) 1997/1998 Room Revenues (as defined below), (G) Lessee 1999 Adjusted Portfolio EBITDA, (H) Excess Lessee Adjusted EBITDA, (I) the Earn-Out Ratio (as defined below) and
(J) the Earn-Out Payment Amount (as defined below), which certificate shall set forth in reasonable detail the basis for each of such determinations. Purchaser's determination of the Earn-Out Ratio as set forth in the Purchaser's Earn-Out Calculation Certificate is referred to herein as the "Preliminary Earn-Out Ratio" and Purchaser's determination of the Earn-Out Payment Amount as set forth in the Purchaser's Earn-Out Calculation Certificate is referred to herein as the "Preliminary Earn-Out Payment Amount." The amounts set forth in the Purchaser's Earn-Out Calculation Certificate shall be derived from the Purchaser's and Lessee's audited financial statements. The Funds shall have the right to review and copy all of the computations and underlying books and records of the Purchaser and its Subsidiaries and the Lessee that are relevant to the determination of any amounts set forth in the Purchaser's Earn-Out Calculation Certificate, including, without limitation, all underlying books and records (including auditors work papers) relating to the preparation of the Purchaser's and Lessee's audited financial statements to the extent they relate to any of the amounts set forth in Purchaser's Earn-Out Calculation Certificate, and to have reasonable access to the Purchaser's and its Subsidiaries' and Lessee's employees, and their respective books and records, in connection therewith.

                            (ii)  The Funds shall notify the Purchaser in
writing ("Funds' Dispute Notice") within forty-five (45) days after receiving the Purchaser's Earn-Out Calculation Certificate if the Funds disagree with the Purchaser's determination of the Earn-Out Payment Amount, which notice shall set forth in reasonable detail each item which the Funds' dispute and the basis for their disagreement. If no Funds' Dispute Notice is received by the Purchaser within such forty-five (45) day period, the Purchaser's determination of the Earn-Out Payment Amount shall be final and binding on the parties and shall be the final Earn-Out Payment Amount.

                           (iii)  The Funds and Purchaser shall negotiate in
good faith to resolve any disagreement with respect to the final Earn-Out Payment Amount. If the Funds and the Purchaser are unable to agree with respect to the final Earn-Out Payment Amount within thirty (30) days of the receipt by the Purchaser of the Funds' Dispute Notice, the Funds and the Purchaser shall select a mutually acceptable "big six" accounting firm other than the accounting firm then engaged by either party (the "Independent Accounting Firm"), and submit their dispute to the Independent Accounting Firm. The Independent Accounting Firm will be requested to review only the disputed items identified and not previously resolved by the Funds and the Purchaser. The Independent Accounting Firm shall resolve such dispute after reviewing written submissions of the Funds and the Purchaser supporting their respective determinations of the items in dispute and stating each of their calculations of the final Earn-Out Payment Amount. The Independent Accounting Firm shall make an independent determination of all disputed items and then calculate the final Earn-Out Payment Amount based upon such independent determination and the Funds' and Purchaser's determination of all amounts not in dispute. In its determination, the Independent Accounting Firm shall be entitled to rely on presentations prepared by the Funds and the Purchaser. The decision of the Independent Accounting Firm shall be conclusive between, and final and binding on, the parties hereto. The fees and expenses of the Independent Accounting Firm will be paid by the party (either the Funds or the Purchaser) whose calculation of the Earn-Out Payment Amount deviates the furthest from the final Earn-Out Payment Amount as calculated by the Independent Accounting Firm.

                            (iv)  Upon the final determination of the Earn-Out
Payment Amount in accordance herewith, the Purchaser shall pay to the Funds the amount (if any) by which the final Earn-Out Payment Amount exceeds the Preliminary Earn-Out Payment and the Funds shall pay to the Purchaser the amount (if any) by which the Preliminary Earn-Out Payment exceeds the final Earn-Out Payment together, in either case with interest thereon from the date of any Dispute Notice at a rate of interest equal to the "Prime Rate" established by Wells Fargo Bank, N.A. on the date of payment. Such payment shall be made within five (5) business days after all disputes, if any, have been resolved as set forth above. Such payment shall be by wire transfer of immediately available funds to a bank account specified by the recipient not less than two (2) business days prior to such payment date. In the event that the final Earn-Out Payment Amount exceeds the Preliminary Earn-Out Payment by more than $250,000 then the Purchaser at its election may rather than paying cash as provided above issue such number of shares of Purchaser Common Stock as is calculated in accordance with Section 2.1(a)(ii) above.

                 (c) Calculation of Amounts with Respect to Partially-Owned Hotels. With respect to the Portfolio Hotels set forth on Schedule 2.1(c), the determinations of Room Revenue, clause (B) and (C) of Adjusted Valuation Amount, Sale Proceeds, Capital Expenditures, clauses (A) and (B) of EBITDA, and Capital Expenditures, Lessee 1999 Portfolio Revenue and Lessee 1999 Adjusted Portfolio EBITDA shall all be adjusted to reflect the pro rata interest in such Portfolio Hotels as set forth on Schedule 2.1(c).

                 (d) Allocation of Earn-Out Payment Amount. The Earn-Out Payment Amount consisting of cash shall be paid and the Earn-Out Payment Amount consisting of Purchaser Common Stock shall be issued to each of the Funds pro rata in accordance with their respective percentage ownership of the Company Common Stock as set forth on Schedule 1.3(c).

                 (e) Defined Terms. As used herein, the following terms will have the following meanings:

                 "Adjusted 1999 EBITDA" means the sum of (A) 1999 EBITDA minus
(B) the 1999 Capital Expenditure Reserve.

                 "Adjusted Valuation Amount" means the sum of (A) $322,000,000 minus (B) the sum of the cash consideration plus the Fair Market Value of any non-cash consideration received by the Purchaser and its Subsidiaries and Investment Entities in connection with the sale, transfer or other disposition to any Person other than Purchaser or any of its Subsidiaries or Investment Entities of any asset or other right owned, possessed or otherwise held immediately prior to the Closing by the Company, any of the Company's Subsidiaries or any of the Company's Investment Entities other than any Portfolio Hotel, plus the outstanding principal amount of any indebtedness directly or indirectly assumed by the purchaser or transferee in such transaction plus the Fair Market Value of any other liabilities directly or indirectly assumed by the purchaser or transferee in such transaction, minus (C) the aggregate Sale Proceeds from all Asset Sales that close after the Closing and prior to December 31, 1999, minus (D) the aggregate amount of all payments received by the Purchaser or its Subsidiaries after the Closing Date and on or prior to December 31, 1999 (or, if earlier, the date of conversion of the relevant mortgage note into equity of the maker thereof) in respect of the mortgage notes currently held by the Company and its Subsidiaries (net of any deficiency funding or equity contribution by the Purchaser into any partnership or limited liability company that owns the Portfolio Hotel relating to the applicable mortgage note) plus (E) in the event that the Purchaser or its Subsidiaries elects to exercise the termination rights under any of the telephone service agreements with Innkeepers Telemanagement & Equipment Corporation ("Itec") set forth on Schedule 3.1(m) hereto so that such agreement is terminated in whole or in part or the Purchaser otherwise elects to modify any such agreements in consideration for the payment by the Purchaser to Itec prior to January 1, 1999, an amount equal to the lesser of (x) all payments required to be made to Itec upon such termination or modification of such agreement as currently in effect or (y) the payments actually made by Purchaser or its Subsidiaries in consideration for such termination or modification.

                 "Asset Sales" means any direct or indirect sale, assignment, exchange, transfer or other disposition of any Portfolio Hotel or any portion thereof or direct or indirect interest therein by the Purchaser or any Subsidiary of the Purchaser (other than to the Purchaser or to a Subsidiary of the Purchaser) other than the lease of any such Portfolio Hotel to the Lessee. For purposes hereof, any Condemnation shall be deemed to be an Asset Sale.

                 "Capital Expenditures" means (i) capital expenditures of the Purchaser, its Subsidiaries and its Investment Entities, in each case determined in accordance with GAAP applied on a basis consistent with the Purchaser's audited consolidated financial statements for the year ended December 31, 1996 and (ii) the sum of the cash consideration plus the Fair Market Value of any non-cash consideration paid by the Purchaser or its Subsidiaries or Investment Entities in connection with the buy-out of any currently existing ground lease of any real property on which any Portfolio Hotel is located, including without limitation the Portfolio Hotel located in Fort Worth, Texas, provided that there shall be excluded from the amount of capital expenditures all expenditures with respect to the repair or replacement of any insured loss or damage (but such exclusion shall apply only to the extent of the insurance proceeds recoverable by the Purchaser, its Subsidiaries or its Investment Entities).

                 "Capital Expenditures Reserve" means, with respect to any period, an amount equal to the product of (A) 0.04 multiplied by (B) the aggregate Room Revenues for all Portfolio Hotels for such period.

                 "Completed in Full" means (i) in respect of a Qualifying Project consisting of the renovation of guest rooms, that not less than 95% of the guest rooms at the applicable Portfolio Hotel have been renovated and are available for rent as of the relevant date and
         (ii) with respect to all other Qualifying Projects, that such Qualifying Project requires no additional work as of the relevant date other than the completion of "punch list" items.

                 "Condemnation" has the meaning set forth in the Existing Lease Agreement.

                 "December Qualifying Project" means a Qualifying Project (other than a September Qualifying Project or March Qualifying Project) that is Completed in Full on or prior to December 31, 1998.

                 "Earn-Out Payment Amount" shall mean the following amount:

                        (i) If the Earn-Out Ratio is less than 11%, the Earn-Out Payment Amount will be zero.

                          (ii) If the Earn-Out Ratio is equal to or greater than 11% but less than 11.5%, then the Earn-Out Payment Amount will equal the following amount:

                                  (Earn-Out Ratio) - 11% x $1,650,000
                                  ----------------------
                                           0.5%

                          (iii) If the Earn-Out Ratio is equal to or greater than 11.5% but less than 12%, then the Earn-Out Payment Amount will equal the sum of $1,650,000 plus the following amount:

                                  (Earn-Out Ratio) - 11.5% x $3,300,000
                                  ------------------------
                                           0.5%

                          (iv) If the Earn-Out Ratio is equal to or greater than 12% but less than 12.5%, then the Earn-Out Payment Amount will equal the sum of $4,950,000 plus the following amount:

                                  (Earn-Out Ratio) - 12% x $5,362,500
                                  ----------------------
                                           0.5%

                          (v) If the Earn-Out Ratio is equal to or greater than 12.5% but less than 13.0%, then the Earn-Out payment Amount will equal the sum of $10,312,500 plus the following amount:

                                  (Earn-Out Ratio) - 12.5% x $6,187,500
                                  ------------------------
                                           0.5%

                          (vi) If the Earn-Out Ratio is equal to or greater than 13.0%, then the Earn-Out Payment Amount will equal $16,500,000.


                 "Earn-Out Payment Date" means April 30, 2000 or, if such day is not a business day, the immediately succeeding business day.

                 "Earn-Out Ratio" means the quotient, expressed as a percentage carried out to four decimal places (e.g. 12.1234%), of (A) Adjusted 1999 EBITDA divided by (B) the sum of (1) the Adjusted Valuation Amount, plus (2) 100% of all Capital Expenditures incurred after the Closing (and prior to September 30, 1998) for September Qualifying Projects, plus (3) 75% of all Capital Expenditures incurred after the Closing (and prior to December 31, 1998) for December Qualifying Projects, plus (4) 50% of all Capital Expenditures incurred after the Closing (and prior to March 31, 1999) for March Qualifying Projects, minus (5) .04 multiplied by 1997/1998 Room Revenues, plus (6) the Earn-Out Payment Amount.

                 "EBITDA" means, with respect to any Portfolio Hotel for any period, the sum of (A) total revenue of the Purchaser, its Subsidiaries and its Investment Entities for such Portfolio Hotel during such period determined in accordance with GAAP applied on a basis consistent with the Purchaser's audited consolidated financial statements for the year ended December 31, 1996 (including any proceeds of any business interruption or lost rental insurance policy maintained by the Purchaser but excluding any interest income of the Purchaser, its Subsidiaries and its Investment Entities) minus (B) total real estate tax, personal property tax, insurance expense, ground rent and equipment lease expense of the Purchaser, its Subsidiaries and its Investment Entities for such Portfolio Hotel during such period determined in accordance with GAAP applied on a basis consistent with the Purchaser's audited consolidated financial statements for the year ended December 31, 1996. Notwithstanding the foregoing, in the event that any major renovation takes place at a Portfolio Hotel during 1999 and the 1999 EBITDA for such Portfolio Hotel that is less than the EBITDA for such Portfolio Hotel during the year ended December 31, 1997 increased by the amount of any percentage increase in the RevPar Index from 1997 to 1999, then EBITDA for such Portfolio Hotel for 1999 will equal the EBITDA for such Portfolio Hotel in 1997 increased by the amount of any percentage increase in the RevPar Index from 1997 to 1999.

                 "Excess Lessee Adjusted EBITDA" means (x) if Lessee 1999 Adjusted Portfolio EBITDA is less than zero, the Lessee 1999 Adjusted Portfolio EBITDA and ((y) if Lessee 1999 Adjusted Portfolio EBITDA is zero or greater, the amount, if any, by which (A) Lessee 1999 Adjusted Portfolio EBITDA exceeds (B) the product of 0.0225 multiplied by Lessee 1999 Portfolio Revenue.

                 "Existing Lease" means the form of Lease Agreement between Sunstone Hotel Investors, L.P., as lessor, and the Lessee, as lessee, in substantially the form delivered to the Funds prior to the date hereof.

                 "Fair Market Value" shall mean, in respect of any asset, securities or other property (the "Valued Asset"), the fair market value of the Valued Asset as determined by agreement of the Funds and the Purchaser. If the Funds and the Purchaser fail to agree on such fair market value within 20 business days, then the Funds shall provide the Purchaser with a list of three nationally recognized investment banking firms or other appraisers with expertise in valuing similar assets to the Valued Asset. The Purchaser shall, within 5 business days of receiving such list, select one of such three investment banking firms or other appraisers (the "Appraiser") to determine the fair market value of the Valued Asset. The Appraiser shall promptly be jointly instructed by the parties to issue a certificate to the parties within 20 business days after receipt of such instructions, setting out its determination of the fair market value, which determination shall be final and binding on all parties. The Funds shall pay, and be jointly and severally liable for, one-half of the fees and expenses of any Appraiser, and the Purchaser shall pay the other one-half.

                 "Lessee" means Sunstone Hotel Properties, Inc. and any other lessee of any of the Portfolio Hotels or other Properties.

                 "Lessee 1999 Adjusted Portfolio EBITDA" means the sum of (A) Lessee 1999 Portfolio Revenue minus (B) total expenses of the Lessee (including rents payable to the Lessor) with respect to the Retained Portfolio Hotels for the year ending December 31, 1999 excluding interest expense, income tax expense, depreciation expense, amortization expense, and management fees (which shall include all fees and other amounts payable to the Manager), in each case excluding any extraordinary items and determined in accordance with GAAP applied on a basis consistent with the Lessee's audited financial statements for the year ended December 31, 1996, provided that when calculating Lessee 1999 Adjusted Portfolio EBITDA general and administrative costs of the Lessee will be allocated between the Retained Portfolio Hotels and all other hotel properties of the Lessee pro rata based on the weighted average number of guest rooms at the relevant hotels during calendar year 1999.

                 "Lessee 1999 Portfolio Revenue" means the total revenue of Lessee with respect to the Retained Portfolio Hotels for the year ending December 31, 1999, determined in accordance with GAAP applied on a basis consistent with the Lessee's audited financial statements for the year ended December 31, 1996.

                 "March Qualifying Project" means a Qualifying Project that is completed in full on or prior to March 31, 1998.

                 "Manager" means Sunstone Hotel Management, Inc. or any successor manager.

                 "1999 Capital Expenditure Reserve" means the product of (A)
         0.04 multiplied by (B) 1999 Room Revenues.

                  "1999 EBITDA" means (i) the aggregate EBITDA (as defined above) for the year ending December 31, 1999 for all of the Retained Portfolio Hotels, plus (ii) the earnings before interest, taxes, depreciation and amortization of the Purchaser, its Subsidiaries and Investment Entities during 1999 arising from all of the following assets or other rights owned, possessed or otherwise held by the Company, its Subsidiaries and its Investment Entities immediately prior to the Closing: (A) all interest accrued under the mortgage notes owned on the date hereof (net of any deficiency funding or equity contribution by the Purchaser into any partnership or limited liability company that owns the Portfolio Hotel relating to the applicable Mortgage Note), and (B) the laundry business, sewer plant and other assets and other rights owned by the Company, its Subsidiaries and its Investment Entities immediately prior to the Closing, plus (iii) the amount of Excess Lessee Adjusted EBITDA, if any. In the event any Portfolio Hotel or other assets are the subject of an Asset Sale or Condemnation, then the revenues attributable to such Portfolio Hotel or other asset shall only be included for the period of time during calendar year 1999 during which Purchaser or its Subsidiaries owned such Portfolio Hotel or assets.

                 "1999 Room Revenues" means the aggregate Room Revenues for the year ending December 31, 1999 for all of the Retained Portfolio Hotels.

                 "1997/1998 Room Revenues" means the aggregate Room Revenues for the period beginning on the Closing Date and ending on December 31, 1998 for all of the Portfolio Hotels (whether or not such Portfolio Hotels are Retained Hotels, provided that for any Portfolio Hotel that is disposed of in an Asset Sale that closes prior to December 31, 1998, Room Revenues shall be measured only for the period prior to the closing of such Asset Sale).

                 "Other Revenues" means, with respect to any Portfolio Hotel, any and all revenues generated by or at such Portfolio Hotel, including, without limitation, by vending machines, honor bar, movie rental, telephone, concessions and similar services.

                 "Portfolio Hotels" means each of the hotels set forth on
         Schedule 2.1(c), together with all Real Property relating thereto.

                 "Qualifying Project" means any capital expenditure project capitalized in accordance with GAAP by the Purchaser or its Subsidiaries at any Portfolio Hotel (regardless of whether such Portfolio Hotel is a Retained Portfolio Hotel) including, without limitation, renovations, expansions and other physical plant upgrades, provided that recurring or maintenance capital expenditures will be a Qualifying Project only to the extent they are undertaken in the ordinary course of business at the usual time therefore.

                 "Retained Portfolio Hotels" means each of the Portfolio Hotels that have not been disposed of pursuant to an Asset Sale that closes on or prior to December 31, 1999.

                 "RevPar Index" means the "Star Report" for the relevant period prepared by Smith Travel Research for the competitive market area used by the Lessee for its own marketing purposes in which the Portfolio Hotels that is the subject of an adjustment in EBITDA is located.

                 "Room Revenues" means, with respect to any period and for any Portfolio Hotel, gross revenue of the Lessee of the relevant Portfolio Hotel from the rental of guest rooms, whether to individuals, groups or transients, at the relevant Portfolio Hotel, excluding the following: (A) the amount of all credits, rebates or refunds to customers, guests or patrons; (B) all sales taxes or any other taxes imposed in the rental of such guests rooms; and (C) Other Revenues. Room Revenues shall be determined in a manner consistent with the past practice of the Existing Leases; provided, however, that Room Revenues shall not include any revenues of the Lessee from the Olympia Park Hotel in

         Park City, Utah relating to the management or operation of any condominiums associated with such hotel.

                 "Sale Proceeds" means, with respect to any Asset Sale, an amount equal to the sum of (A) the cash consideration minus all of the Purchaser's or its Subsidiaries' or the Lessee's out of pocket costs incurred in such Asset Sale plus the Fair Market Value of any non-cash consideration received by the Company, any of its Subsidiaries or its Investment Entities, plus (B) the outstanding principal amount of any indebtedness directly or indirectly assumed by the purchaser or transferee in such Asset Sale (including, without limitation, the outstanding principal amount of any indebtedness or other liabilities of any Subsidiary or Investment Entity that is sold or transferred in any Asset Sale), plus (C) the Fair Market Value of any other liabilities directly or indirectly assumed by the purchaser or transferee in such Asset Sale (including, without limitation, the Fair Market Value of any other liabilities of any Subsidiary or Investment Entity that is sold or transferred in any Asset Sale).

                 "September Qualifying Project" means a Qualifying Project (other than a March Qualifying Project or December Qualifying Project) that is Completed in Full on or prior to September 30, 1998.

                 (f) Covenants of Purchaser. The Purchaser covenants and agrees with the Funds as follows:

                          (i)     The Purchaser, the Purchaser's Subsidiaries,
the Lessee and, to the extent within the Purchaser's control, the Purchaser's Investment Entities will afford the officers, employees, auditors and other agents of the Funds and their general partner reasonable access during normal business hours to their respective officers,employees, Retained Portfolio Hotels and other assets owned by the Company and its Subsidiaries at the Closing and to their respective contracts, commitments, books and records as the Funds or its general partner, through their officers, employees or agents may from time to time reasonably request in order to verify any information required to calculate the Earn-Out Payment.

                          (ii)  The lease agreements entered into by the
Purchaser or its Subsidiaries with the Lessee with respect to each Portfolio Hotel will have a term of at least five years and will provide for the payment of annual rent determined by a formula that is the same for 1999 as for prior and subsequent years (other than for adjustments based on changes in the consumer price index or any other formula measuring general changes in prices).

                          (iii)  All transactions between the Lessee and any
Affiliate of the Lessee (other than the Purchaser and its Subsidiaries and Investment Entities) which affect Lessee 1999 Adjusted Portfolio EBITDA shall be on arm's length terms at least as favorable to the Lessee as would be obtained with a non-affiliated third party. If the Lessee enters into any such Affiliate transactions that are on less favorable terms to the Lessee, Lessee 1999 Adjusted

Portfolio EBITDA will be appropriately adjusted to reflect the amount that would result if the preceding sentence had been complied with.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                 SECTION 3.1. Representations and Warranties of the Funds. The Funds hereby, jointly and severally, represent and warrant to the Purchaser as follows:

                 (a) Organization and Qualification of the Company; Subsidiaries. The Company, each of its Subsidiaries and its Investment Entities (as defined below) is a Person duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate or partnership power and authority to own, lease and operate its Properties and assets and to carry on its business as it is now being conducted. The Company, each of its Subsidiaries and its Investment Entities is duly qualified or licensed as a foreign corporation or partnership to do business, and is in good standing, in each jurisdiction where the character of the Properties and assets owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing which would not reasonably be expected to result in a material liability. Except as set forth on Schedule 3.1(a), the Company has heretofore made available to the Purchaser a true, correct and complete copy of the stock ledger, minute book, the Articles of Incorporation and the By-Laws of the Company, and each corporate Subsidiary of the Company and either the partnership, operating or joint venture agreement, as applicable, of each Subsidiary and of each Investment Entity of the Company that is not a corporation, as applicable, each as amended to date and as currently in effect. Except as set forth on Schedule 3.1(a), the books of account, minute books, stock record books and other records of the Company and its Subsidiaries and, to the knowledge of the Company, its Investment Entities, are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. Except as set forth on Schedule 3.1(a), the minute books of the Company and its Subsidiaries contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Company and its Subsidiaries, or applicable, and no meeting of any such stockholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company or its Subsidiaries.

                 (b) Corporate Organization of the Funds. Each Fund is a limited partnership duly organized and validly existing under the laws of the state of its formation and has the requisite partnership power and authority to own, lease and operate its properties and to carry on its business as is now being conducted, except where the failure to have such power and authority would not reasonably be expected to have a material adverse effect on the ability of such Fund to perform its obligations hereunder or under the Registration Rights Agreement. The Funds have heretofore delivered to Purchaser the names and percentage ownership interest of each of their partners.

                 (c) Capitalization. (i) The authorized capital stock of the Company consists of 1,000 shares of Company Common Stock. As of the date hereof there are, and as of the Closing Date there will be, 100 shares of Company Common Stock issued and outstanding, all of which are and will be validly issued, fully paid and nonassessable and were issued free of preemptive rights. All of the outstanding Company Common Stock is owned of record and beneficially by the Funds on the date hereof and will be owned of record and beneficially by the Funds on the Closing Date. Schedule 3.1(c)(i) provides a list of the Subsidiaries of the Company and other entities in which the Company holds, directly or indirectly, an equity interest (those entities in which the Company has an equity interest but which do not constitute Subsidiaries are hereinafter referred to as the "Investment Entities") and, as to each such Subsidiary which is not wholly owned by the Company and each Investment Entity the identity and percent record ownership of third parties as of the date hereof, the percentage of capital stock or other equity interests owned by the Company, directly or indirectly, in such Subsidiaries or Investment Entities and the percentage of capital stock or other equity interests owned by Affiliates of the Company or the Funds. Except as set forth in Schedule 3.1(c)(i), each of the outstanding shares of capital stock of each of the Company's corporate Subsidiaries and Investment Entities directly or indirectly owned by the Company is duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Schedule 3.1(c)(i), the Company does not own, directly or indirectly, less than a 50% equity interest in any Person.

                      (ii) Except as reflected in Section 3.1(c)(i) or as reflected on Schedule 3.1(c)(ii), there are outstanding (w) no shares of capital stock or other equity interests of the Company or any of its Subsidiaries or Investment Entities, (x) no securities of the Company or any of its Subsidiaries or Investment Entities convertible into or exchangeable or exercisable for shares of capital stock or other equity interests of the Company or any of its Subsidiaries or Investment Entities, (y) no options, warrants or other rights, agreements, arrangements or commitments pursuant to which the Company or any of its Subsidiaries or Investment Entities is obligated to issue, any capital stock, other equity interests or securities convertible into or exchangeable or exercisable for capital stock of or other equity interests of the Company or any of its Subsidiaries or its Investment Entities, and (z) except pursuant to agreements listed on Schedule 3.1(c)(ii), no equity equivalents or other similar rights, options or warrants, or other rights, agreements, arrangements or commitments pursuant to which the Company or any of its Subsidiaries or Investment Entities is obligated to issue any such equity equivalents or such interests (collectively referred to for purposes of this Section 3.1(c) as "Company Securities"). Except as set forth above, or as set forth on Schedule 3.1(c)(ii), there are no outstanding obligations of the Company or any of its Subsidiaries or, to the knowledge of the Company, Investment Entities to repurchase, redeem or otherwise acquire any Company Securities and no subscriptions, agreements or other commitments of any character pursuant to which the Company or any of its Subsidiaries or, to the knowledge of the Company, its Investment Entities is or may become obligated to issue Company Securities or evidencing the right to subscribe for Company Securities. Neither the Company nor any of its Subsidiaries or Investment Entities has any authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible or exchangeable into or exercisable for securities having the right to vote) with the stockholders of the Company or any of its Subsidiaries or Investment Entities on any matter, except for debt owed by one of the Company's Subsidiaries or Investment Entities to the Company or a wholly owned Subsidiary thereof and which is disclosed on Schedule 3.1(c)(ii).

                    (iii) Schedule 3.1(c)(iii) sets forth a true, correct and complete list of each partnership agreement, joint venture agreement and similar agreement (together with all supplements, amendments and modifications thereto) (collectively, the "Partnership Agreements") with respect to each of the Company's Subsidiaries and its Investment Entities which is a partnership. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of its Investment Entities is in default of any of its material obligations under such Partnership Agreement, nor, except as set forth in
Schedule 3.1(c)(iii), is the Company or any of its Subsidiaries or, to the knowledge of the Company, any of its Investment Entities, party to an action alleging such default, nor has the Company or any of its Subsidiaries, or, to the knowledge of the Company, any of its Investment Entities, received written notice of any such default.

                 (d) Authority of the Company Relative to Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the consummation by the Company of such transactions other than such further actions as may be required, and will be taken, in connection with the matters referred to in Section 1.5. This Agreement has been validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except at enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                 (e) Authority of the Funds Relative to Agreements. Each Fund has all necessary partnership power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Fund, and the consummation by such Fund of the transactions contemplated hereby and thereby, have been duly authorized by all necessary partnership action on the part of such Fund. This Agreement has been, and on the Closing Date the Registration Rights Agreement will be, validly executed and delivered by such Fund and, assuming the due authorization, execution and delivery hereof by the other parties hereto and thereto, respectively, this Agreement constitutes, and the Registration Rights Agreement will constitute, a legal, valid and binding obligation of such Fund, enforceable against such Fund in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                 (f) Regulatory Approvals for the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity except for: (A) applicable filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration or termination of all applicable waiting periods thereunder; (B) the filing and recordation of the appropriate documents as required by the Business Corporation Act of the State of Minnesota (the "MBCA"); (C) to the extent applicable, compliance with the statutory provisions and regulations relating to real property transfer gains taxes and real property transfer taxes; (D) such other consents, approvals, authorizations, filings or notices as are set forth in Schedule 3.1(f); (E) such consents, approvals, authorizations, permits, actions, filings or notifications as may be required in connection with the matters referred to in
Section 1.5 and (F) such consents, approvals, authorizations, permits, actions, filings or notifications which failure to make or obtain would not singly or in the aggregate reasonably be expected to have a Company Material Adverse Effect.

                 (g) Regulatory Approvals for the Funds. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by each Fund and the consummation of the transactions contemplated hereby and thereby by each Fund do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity except for applicable filings pursuant to the HSR Act and filings under the Securities Exchange Act of 1934, as amended, with respect to the Stock Purchase Consideration.

                 (h)      No Conflicts - Company.    Except as disclosed on
Schedule 3.1(h), the execution, delivery and performance of this Agreement by the Company and the Funds do not and will not: (A) assuming that all consents, approvals and authorizations contemplated by Section 3.1(f) have been obtained and all filings described in Section 3.1(f) have been made, conflict with or violate any Governmental Regulation applicable to the Company or any of its Subsidiaries or Investment Entities or by which its or any of their respective Properties or assets are bound; (B) assuming that all consents, approvals and authorizations under the agreements listed on Schedule 3.1(f) have been obtained and all filings described in Section 3.1(f) have been made, result in any breach or violation of or constitute a default under, or give rise to any right of first refusal, termination, amendment, acceleration or cancellation of, result in a loss or reduction of rights under, or result in the creation of a Lien on any of the Properties or assets of the Company or any of its Subsidiaries or Investment Entities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries or, to the knowledge of the Company, any of its Investment Entities is a party or by which the Company or any of its Subsidiaries or, to the knowledge of the Company, any of its Investment Entities or its or any of their respective material Properties or assets are bound or are subject; (C) conflict with or violate the Articles of Incorporation or By-Laws of the Company; or (D) conflict with or violate any partnership or joint venture agreement or articles of incorporation or bylaws, as the case may be, of any of the Company's Subsidiaries or Investment Entities, except, in the case of clause (A), (B) or (D), for any such conflicts, violations, breaches, defaults or other occurrences which (x) individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect or (y) arise in connection with the matters referred to in Section 1.5.

                 (i) No Conflicts - Funds. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by each Fund do not and will not: (A) conflict with or violate the Partnership Agreement of each Fund, (B) assuming that all consents, approvals and authorizations contemplated by Section 3.1(g) above have been obtained and all filings described in such Section have been made, conflict with or violate any Governmental Regulation applicable to each Fund or by which any it or its respective properties are bound or (C) result in any breach or violation of or constitute a default, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or encumbrance on any of the property or assets of each Fund pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which each Fund is a party or by which each Fund is bound.

                 (j) Financial Statements. (i) The Funds have previously delivered to the Purchaser the audited consolidated balance sheets of the Company as at December 31, 1994, 1995 and 1996 and the related audited consolidated statements of income and changes in cash flows for the years then ended (collectively, the "Company Audited Financial Statements"). The Company Audited Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries at the respective dates thereof and the consolidated results of their operations and changes in cash flows for the period indicated.

                      (ii) The Funds have previously delivered to the Purchaser the unaudited consolidated balance sheet of the Company as at June 30, 1997 and the related unaudited consolidated statements of income and changes in cash flows for the three-month period then ended (collectively, the "Company Unaudited Financial Statements"). The Company Unaudited Financial Statements were prepared in a manner consistent with that employed in the Company Audited Financial Statements. The Company Unaudited Financial Statements do not contain full footnote disclosures in accordance with GAAP and are subject to normal year-end adjustments, but otherwise fairly present in all material respects the consolidated financial position of the

Company and its consolidated subsidiaries as at June 30, 1997 and the consolidated results of their operations and changes in cash flows for the period indicated.

                    (iii) Except as set forth on Schedule 3.1(j)(iii) and except as and to the extent disclosed in the consolidated balance sheet of the Company as at December 31, 1996 previously furnished to the Purchaser, there are no liabilities, whether absolute, accrued, contingent or otherwise, of the Company or any of its Subsidiaries, that would be required to be reflected on, or reserved against, in a consolidated balance sheet of the Company in accordance with GAAP, except for (x) liabilities which, singly or in the aggregate, are immaterial in amount or nature, and (y) liabilities incurred subsequent to the date of such financial statement by the Company, its Subsidiaries or its Investment Entities in the ordinary course of business consistent with past practice or in connection with the matters referred to in
Section 1.5 or the Stock Purchase.

                 (k) Absence of Certain Changes or Events. Except as disclosed on Schedule 3.1(k) and except for transactions contemplated by this Agreement to occur between the date hereof and the Closing, since June 30, 1997, the Company and its Subsidiaries and, to the knowledge of the Company, its Investment Entities has conducted its business in all material respects only in the ordinary course, consistent with past practice. Except as disclosed on Schedule 3.1(k), since June 30, 1997 there has not been prior to the date hereof, (x) any material adverse change in the business, results of operations, financial condition or prospects (based on the conduct of the Company's, its Subsidiaries' and its Investment Entities' business as currently conducted) of the Company and its Subsidiaries taken as a whole or, to the knowledge of the Company, the Investment Entities taken as a whole with the Company and its Subsidiaries other than changes arising out of or relating to general economic conditions or other factors affecting the hotel industry generally where the Company and its Subsidiaries and Investment Entities operate, (y) any material change in any accounting principles, method or practice used by it or any change in the classification of assets, recognition of income or expenses or the depreciation or amortization policies or rates therefore applied (unless required by the Financial Accounting Standards Board ("FASB")), or (z) except in the ordinary course of business consistent with past practice any actual or, to the knowledge of the Company, threatened, material damage, material destruction, material loss, conversion, condemnation or taking by eminent domain related to any material asset or Property of the Company, its Subsidiaries or, to the knowledge of the Company, its Investment Entities (including each of the Property Owners), nor are any proceedings pending with respect to the same. In addition, except as disclosed on Schedule 3.1(k), from June 30, 1997 (April 30, 1997 in the case of (C) below) to the date hereof, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, its Investment Entities has (A) issued, sold or delivered or agreed to issue, sell or deliver any additional shares of their capital stock, partnership, joint venture or other equity interests (collectively, "Ownership Interests"), or any options, warrants or rights to acquire any Ownership Interests, or securities convertible into or exchangeable for Ownership Interests, other than to the Company or its wholly owned Subsidiaries; (B) acquired or disposed of any material assets or material Properties or agreed to manage or operate any material asset or material Property, or entered into any agreement or other arrangement for any such acquisition, disposition, management or operation, except in each case in the ordinary course of business consistent with past practice; (C) declared, made, paid or set apart any sum for any dividend or other distribution to its shareholders, partners or co-venturers (other than to the Company and its wholly owned Subsidiaries and other than the Distribution), or purchased or redeemed any of its Ownership Interests or reclassified any of its Ownership Interests; (D) except to the minimum extent required under existing Company Plans, increased or accelerated the wages, salaries, compensation, pension or other benefits payable to any employee, or granted any severance or termination pay, except to employees who are not executive officers or directors in accordance with its past business practice, or entered into any employment agreement with any officer or salaried employee which is not terminable by the employer, without cause and without severance or termination payments, upon notice of 30 days or less, or established, adopted, entered into or amended or terminated any Company Plan or other Material Contract listed on Schedule 3.1(m)(B); (E) relinquished, forgiven or canceled any material debts or claims (except with respect to transient hotel guests in the ordinary course of business consistent with past practice) or waived any rights of material value; (F) suffered any strike or other material labor trouble; (G) made or prepaid any material investment, loan or other extension of credit (other than working capital borrowings) or entered into any commitment or agreement to make or prepay any material investments, loans or extensions of credit (other than working capital borrowings) to any entity, other than a wholly owned Subsidiary of the Company; (H) issued any indemnity, guaranty, "keep well" agreement or similar assurances of performance for any other entity, other than a wholly owned Subsidiary, with respect to which the contingent liability exceeds $100,000 per agreement and $500,000 in the aggregate; (I) amended its organizational documents or altered, through merger, liquidation, reorganization, restructuring or any other fashion the entity structure or the Company's direct or indirect Ownership Interests in any entity; or (J) made any material Tax elections, settled or compromised any material income Tax liabilities or deferred the payment of any material Taxes that came due. For each of the severance agreements listed on Schedule 3.1(k)(D) which indicate that the relevant severance has been paid in full, such severance has been so paid.

                 (l)      Compliance with Laws.

                               (i)  Except as set forth on Schedule 3.1(l)(i),
the Company, each of its Subsidiaries and, to the knowledge of the Company, each of the Investment Entities hold all material Licenses and Permits necessary for the lawful conduct of their respective businesses and the operation and management of the Properties as currently conducted and all such Licenses and Permits are valid and in full force and effect.

                              (ii)  The Company, each of its Subsidiaries and,
to the knowledge of the Company, each of the Investment Entities are in compliance in all material respects with the terms of their respective Licenses and Permits, and each of the Properties is being operated, leased, managed and used in accordance in all material respects with the Licenses and Permits.

                             (iii)  The Company, each of its Subsidiaries and,
to the knowledge of the Company, each of the Investment Entities are in compliance in all material respects with all

Government Regulations, excluding the Americans with Disabilities Act (the "ADA") (as to which no representation or warranty is made pursuant to this clause (iii)).

                              (iv)  Except as set forth on Schedule 3.1(l)(iv),
as of the date of this Agreement, no investigation, review, inquiry or proceeding by any Governmental Entity is pending or, to the knowledge of the Company, threatened with respect to any material matter as to which the Company, any of its Subsidiaries or any of its Investment Entities is a party or subject other than any investigation or inquiry as to which neither the Company, any Subsidiary nor any Investment Entity has received notice of the conduct thereof.

                               (v)  Except as set forth on Schedule 3.1(l)(v),
as of the date of this Agreement, (A) neither the Company nor any Subsidiary nor, to the knowledge of the Company, any Investment Entity, has received any written notice from any Governmental Entity with respect to noncompliance with the ADA, (B) the Company has in effect an ADA compliance program for the Company, its Subsidiaries and the Investment Entities and (C) the Company, its Subsidiaries and the Investment Entities have taken all commercially reasonable actions to comply with the ADA.

                 (m)      Agreements.

                          (i)     Schedule 3.1(m) and Schedules 3.1(p)(i)
through 3.1(p)(vii) together set forth a true, correct and complete list of all of the executory contracts and other agreements (together with all supplements, amendments and modifications thereto) in each of the following categories to which the Company or any of its Subsidiaries or, to the knowledge of the Company, any of the Investment Entities is a party or by or to which their respective assets, properties or businesses are bound or subject as of the date hereof (the "Material Contracts"):

                 (A) (x) any agreement, preferential rights or options or rights of first refusal in each case relating to the acquisition by the Company, any of its Subsidiaries or, to the knowledge of the Company, its Investment Entities, of any operating business or the capital stock or other equity interests of any other Person or relating to the disposition of the capital stock of the Company, any of its Subsidiaries or, to the knowledge of the Company, its Investment Entities, or a material amount of its or their Properties (including grants of any preferential rights or options or right of first refusal with respect thereto) and (y) any agreement for the sale or exchange of assets that provides for payments in excess of $100,000 per annum or $250,000 in the aggregate per agreement;

                 (B) all Company Plans (as defined in Section 3.1(p)) for the benefit of, or relating to, any employee, director, former employee, former director or retiree of the Company, any of the Company's Subsidiaries or any of its Investment Entities;

                 (C) all employment, consulting, severance, or any similar agreement, arrangement or contract related to employment or personal services with Persons who are not officers, directors or employees of the Company having a remaining term of one year or more, not terminable by the Company or any Subsidiary without penalty on 90 days or less notice and involving payments in excess of $50,000;

                 (D) all collective bargaining or similar arrangements with any labor union;

                 (E) all contracts or agreements to indemnify any officers or directors of the Company, its Subsidiaries or, to the knowledge of the Company, its Investment Entities;

                 (F) except for Partnership Agreements and agreements listed on Schedule 3.1(c)(iii), all agreements of surety, guarantee, reimbursement, indemnity, "keep well" or agreements to advance funds, letters of credit, bid bond, temporary performance bond or indemnification or similar assurances of performance with respect to which the Company or any of its subsidiaries or, to the knowledge of the Company, any of the Investment Entities, is the obligor or beneficiary, with respect to which the contingent liability exceeds $100,000 (excluding any such arrangement between the Company and its wholly owned Subsidiaries);

                 (G) except for documents relating to indebtedness not exceeding $10,000 in any single instrument and $100,000 for all such instruments, all indentures, loan agreements, promissory notes, agreements pledging, mortgaging or otherwise granting a security interest in collateral or guarantees under which the Company or any of its Subsidiaries or, to the knowledge of the Company, its Investment Entities has outstanding indebtedness (including Existing Indebtedness), obligations or liabilities, contingent or otherwise, for borrowed money or under which any Person (including the Company, any of its Subsidiaries or, to the knowledge of the Company, any of the Investment Entities) has outstanding indebtedness, obligations or liabilities, contingent or otherwise, for borrowed money with the Company, any of its Subsidiaries or, to the knowledge of the Company, any of the Investment Entities (set forth in Schedule 3.1(m)(i)(G) is a list by Property of the Existing Indebtedness, which identifies the borrower, creditor, outstanding principal balance as of June 29, 1997, maturity date and interest rate with respect to each Existing Loan, and specifying whether such Existing Loan is non-recourse);

                 (H) excluding group reservations for transient hotel guests, all material Property Contracts and, to the knowledge of the Company, all proposed material Property Contracts being negotiated;

                 (I)      all Ground Leases and material Space Leases;

                 (J) all commitments to make capital expenditures, capital additions or capital improvements (including, without limitations, tenant improvements) not reflected in the Capital Expenditure Budget and involving an expenditure in excess of $100,000;

                 (K) all agreements (other than Franchise Agreements, Partnership Agreements, REAs and Ground Leases) which limit in any material respect the right of the Company or any of its Subsidiaries or, to the knowledge of the Company, any of the Investment Entities to engage in any business (including without limitation, the ownership, operation or sale of hotels); and

                 (L) any agreements or contracts (of the types not covered by clauses (A) through (J) above and except for Permitted Liens), which are material to the business, operations, Properties, assets or results of operations of the Company and its Subsidiaries taken as a whole and which are not terminable by the Company without penalty on 90 days' notice or less.

                          (ii)    The Company has made available to the
Purchaser true, correct and complete copies of the Material Contracts, except for the indemnification agreements identified as numbers 5, 6 and 18 on
Schedule 3.1(k)(E), which the Company represents are the same in form and substance as the other indemnification agreements identified on such Schedule. Each of the Material Contracts is valid and binding, in full force and effect. Except as set forth on Schedule 3.1(m)(ii), neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, its Investment Entities; (x) is in material breach or default under any Material Contract; (y) has received any written notice of default, acceleration, cancellation or termination (or any other written notice with like or similar effect) under any Material Contract; or (z) has any knowledge of any default or fact which would, to the knowledge of the Company, with the giving of notice or passage of time or both, constitute a material default by the Company, its Subsidiaries or its Investment Entities under any Material Contract, and the Company has no knowledge that any other party to any Material Contract is in material breach or default thereof.

                          (iii)   The Company has made available to the
Purchaser true, correct and complete copies of all material agreements governing transactions that have been consummated during the five years preceding the date of this Agreement that have involved (i) the sale of capital stock of any of the Subsidiaries or merger of any of the Subsidiaries with and into another entity (each, a "Corporate Sale") and (ii) the acquisition by the Company or any of the Subsidiaries of the capital stock of another entity or merger of another entity with and into the Company or any of the Subsidiaries (each, a "Corporate Acquisition"). During the five years preceding the date of this Agreement, the only Corporate Sale was the sale of all of the capital stock of Anderson's Formal Wear, Inc. ("Anderson's") to Frana and Associates, Inc. on June 30, 1997 pursuant to that certain Stock Purchase Agreement dated April 4, 1997, and the only Corporate Acquisition was the acquisition through July 31, 1997 of approximately 98% of the common stock of GMX Corporation pursuant to that certain Offer to Purchase and related Letter of Transmittal dated December 20, 1996. On the date the Corporate Sale of Anderson's was consummated Anderson's was not obligated to guarantee any indebtedness and had no other guarantees, except guarantees in the ordinary course of business to purchase clothing from suppliers, and, to the best knowledge of the Company, nothing had occurred prior to the date of the consummation of such Corporate Sale that would give rise to material liabilities on the part of the Company or any of its Subsidiaries to the purchaser of Anderson's for the violation of Environmental Laws.

                 (n) Permitted Liens. The Company, the Subsidiaries and, to the knowledge of the Company, each of its Investment Entities and each Property is in compliance in all material respects with the terms of Permitted Liens applicable to it except to the extent non- compliance would not, individually or in the aggregate, reasonably be expected to result in any material liability or disrupt the business of the Company as currently operated.

                 (o)      Absence of Litigation.  Except as disclosed on
Schedule 3.1(o) or the financial statements or the notes thereto delivered to the Purchaser pursuant to Sections 3.1(j)(ii) as of the date hereof, there are no suits, claims, actions, proceedings or, to the knowledge of the Company, investigations pending or threatened against the Company, or any of the Subsidiaries or any of its Investment Entities or any of their Properties or rights before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, other than ordinary course claims of the type adequately insured against (subject to self-insured retentions and deductibles) by the Company, its Subsidiaries and, to the knowledge of the Company, its Investment Entities. Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any of its Investment Entities, nor any of their respective Properties is or are subject to any material order, writ, judgment, injunction, decree, determination or award that remains unsatisfied or in effect.

                 (p) Employee Matters. (i) Schedule 3.1(p)(i) lists each "employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any other bonus, stock option, stock purchase, stock appreciation right, incentive, deferred compensation, supplemental retirement, severance and other similar material fringe or employee benefit plans, programs, policies or arrangements, any employment, consulting, indemnification or executive compensation agreements for the benefit of, or relating to, any employee, former employee or retiree of the Company, currently maintained by the Company or under which the Company has any liability in respect of current or former employees (collectively referred to as the "Company Plans"). True, correct and complete copies of the following have been made available to the Purchaser: (A) all Company Plans and any trust agreement or other funding arrangement related thereto; (B) the most recent annual report (Form 5500 Series) with respect to each Company Plan; (C) the most recent summary plan description (as described in section 102(a)(1) of ERISA); and (D) the most recent actuarial report of each Title IV Plan (as defined in Section 3.1(p)(v) below)).

                              (ii)  Each Company Plan has been administered in
compliance with ERISA, the Code, the terms of such Company Plan and all laws, rules and regulations applicable thereto, except where the failure to do so would not reasonably be expected to result in a material liability.

                             (iii)  The Company is not required to contribute
to, and has not been required within the preceding six years to contribute to, any "multiemployer plan" (within the meaning of section 3(37) of ERISA).

                              (iv)  Each Company Plan which is intended to be
qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service ("IRS") as to its qualification, and to the best knowledge of the Company, nothing has occurred that would reasonably be expected to result in the loss of such status.

                               (v)  Schedule 3.1(p)(v) sets forth each Company
Plan (other than a multiemployer plan) that is subject to Title IV of ERISA (a "Title IV Plan"). Except as set forth on Schedule 3.1(p)(v), no accumulated funding deficiency or unpaid required installments within the meaning of section 412 of the Code exists, nor has there been issued a waiver or variance of the minimum funding standards imposed by the Code with respect to any Title IV Plan, nor has any lien been created under section 302(f) of ERISA or security been required under section 307 of ERISA.

                              (vi)  Except as set forth on Schedule 3.1(p)(vi),
no Company Plan or agreement, program, policy or other arrangement by or to which the Company is a party, is bound or is otherwise liable, by its terms or in effect would reasonably be expected to require any payment or transfer of money, property or other consideration on account of or in connection with the sale, lease, exchange or transfer of either any shares of stock or any of the assets of the Company (whether or not any such payment would constitute a "parachute payment" or "excess parachute payment" within the meaning of Section 280G of the Code).

                             (vii)  Schedule 3.1(p)(vii) sets forth a list of
all collective bargaining agreements to which the Company, its Subsidiaries or Investment Entities is a party as of the date hereof and any pending grievances thereunder. As of the date hereof, no demand for recognition made by any labor organization is pending with respect to any employees of the Company or its Subsidiaries. To the knowledge of the Company, the Company has not at any time during the last two years (a) had, nor is there now threatened, a material strike, picketing, work stoppage, work slowdown, lockout or other labor trouble or dispute or grievance under any collective bargaining agreement or (b) engaged in any unfair labor practice or discriminated on the basis of age or other discrimination prohibited by applicable law in their employment conditions or practices. As of the date hereof, there are no representation petitions, unfair labor practice or age discrimination charges or complaints, or other charges or complaints alleging illegal discriminatory practices by the Company, pending or to the knowledge of the Company threatened before the National Labor Relations Board or any other governmental body, which would be reasonably likely to result in a material liability. The Company has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state laws, which remains unpaid or unsatisfied.

                            (viii)  Except as disclosed in Schedule
3.1(p)(viii), or as required by Section 4980B of the Code, no Company Plan provides medical or insurance benefits to current or former employees (or their eligible dependents) beyond their retirement or other termination of employment.

                              (ix)  To the best knowledge of the Company, with
respect to the Company Plans, no condition or event exists which could reasonably be expected to subject the Company or any of the Company Plans to any liability under ERISA, the Code or any other applicable laws (excluding liabilities with respect to the payment of contributions and premiums in the ordinary course), except where such liability would not reasonably be expected to have a Company Material Adverse Effect.

                               (x)  As of the date hereof, the Company has not
received notice of any pending investigations by any governmental agency with respect to any of the Company Plans that would reasonably be expected to subject the Company or any of the Company Plans to any liability or expense.

                 (q)      Tax Matters.  Except as disclosed in Schedule 3.1(q):

                               (i)  the Company and each of its Subsidiaries
and, to the knowledge of the Company, each of the Investment Entities, and any consolidated, combined, unitary or aggregate group for Tax (as hereinafter defined) purposes of which the Company or any of its Subsidiaries and Investment Entities is or has been a member has timely filed all Tax Returns (as hereinafter defined) required to be filed by it, has paid all Taxes required to be paid whether or not shown to be due prior to the date any fine or penalty would be assessed thereon or has provided adequate reserves in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any returns.

                              (ii)  (A)  No deficiency for any Taxes has been
proposed, asserted or assessed against the Company or its Subsidiaries and, to the knowledge of the Company, its Investment Entities that has not been resolved and paid in full, (B) there are no waivers or comparable consents regarding the application of the statute of limitations with respect to any material Taxes or Tax Returns of the Company or any of its Subsidiaries and, to the knowledge of the Company, its Investment Entities and (C) there are no present or proposed audits, examinations, administrative proceedings or court proceedings with respect to any Taxes or Tax Returns of the Company or its Subsidiaries and, to the knowledge of the Company, its the Investment Entities.

                             (iii)  None of the Company or any of its
Subsidiaries and, to the knowledge of the Company, its Investment Entities is a party to or liable under any material agreement for the allocation, payment or sharing of Taxes.

                              (iv)  There are no material Liens (other than
Permitted Liens) for Taxes upon the Properties or assets of the Company or any of its Subsidiaries and, to the knowledge of the Company, its Investment Entities except for liens for Taxes not yet due and payable.

                               (v)  As used herein, "Taxes" shall mean any
federal, state, local or foreign taxes of any kind, including but not limited to those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental entity, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental entity with respect to Taxes.

                 (r)      Environmental Matters.  Except as set forth in
Schedule 3.1(r) or in the Environmental Reports previously made available to Purchaser and, with respect to clauses (i) through (iv), except for matters that would not, individually or in the aggregate, reasonably be expected to result in material liability (other than, for purposes of clauses (iii) and (iv), expenses incurred for ordinary course maintenance and disposal practices consistent with past practices and liabilities that could result in connection with renovation or demolition of any Property or portion thereof):

                               (i)  The operations of the Real Property, the
Company, its Subsidiaries and, to the knowledge of the Company, its Investment Entities are in compliance with applicable Environmental Laws;

                              (ii)  The Company, its Subsidiaries and the
Investment Entities and the Properties are in compliance with the terms of their Licenses and Permits required under applicable Environmental Laws;

                             (iii)  There has been no Release and Hazardous
Materials are not present at any parcel of Real Property (whether currently or previously owned or operated by the Company, its Subsidiaries, or its Investment Entities);

                              (iv)  No friable asbestos is present in any of
the properties; and

                               (v)  (A)  No Environmental Claims are pending
against the Company or any of its Subsidiaries or their Properties or, to the knowledge of the Company, any Investment Entity or any of its Properties, (B) neither the Company, its Subsidiaries, nor to the knowledge of the Company, any of the Investment Entities has knowledge or written notice of any threatened Environmental Claim against the Company, its Subsidiaries, the Investment Entities or the Real Property, and (C) no order, judgement or decree providing for a remedial obligation has been imposed on the Company, any of its Subsidiaries or any of their Properties and, to the knowledge of the Company, any of the Investment Entities or any of the Real Property under any applicable Environmental Law.

                 (s)      Properties.

                               (i)  Each Property Owner (a true, correct and
complete list of which is set forth on Schedule 3.1(s)(i)) has (A) good and marketable fee simple title to the Real Property owned by such Property Owner, free and clear of all Liens other than the Permitted Liens applicable to it, and (B) good and marketable leasehold title to the Real Property leased by such Property Owner, free and clear of all Liens other than the Permitted Liens applicable to it.

                              (ii)  Except as set forth on Schedule 3.1(s)(ii),
as the date hereof, neither the Company nor any Property Owner has knowledge of, nor has it received any notice of, any non-recurring or special taxes or assessments or any planned public improvements that may result in a non-recurring or special tax or assessment with respect to the Company, its Subsidiaries, its Investment Entities or the Properties.

                             (iii)  The Company, its Subsidiaries or its
Investment Entities has (A) good title to all of the Personal Property owned by such Person, free and clear of all Liens other than Permitted Liens applicable to it and (B) a valid leasehold interest to all Personal Property leased by such Person, free and clear of all Liens other than Permitted Liens applicable to it. Each parcel of Real Property which is a hotel contains all levels of Personal Property and inventories of supplies necessary to operate such hotel in the ordinary course of business, consistent with past practice.

                              (iv)  The lessee under each Ground Lease and
under each Space Lease (where the Company, or any of its Subsidiaries or its Investment Entities is lessee) is in peaceful and quiet possession of the Property demised thereunder.

                               (v)  As of the date hereof, neither the Company,
nor any of its Subsidiaries or any of its Investment Entities has knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street, creek or road adjacent to or serving any parcel of Real Property. Within the period of eighteen (18) months prior to the date hereof, no portion of any of the Properties has suffered any material damage or had its operation curtailed in any material respect by fire, flood or other casualty which has not heretofore been repaired and restored to its original or better condition and paid or provided for, all in accordance with all applicable Governmental Regulations.

                              (vi)  All utilities required for the operation of
each parcel of Real Property either enter such Real Property through adjoining streets, or they pass through adjoining land, do so in accordance with valid public easements or irrevocable private easements, and all of said utilities are installed and operating.

                             (vii)  Except as set forth on Schedule
3.1(s)(vii), the present zoning (including, by means of special variances of record) of each parcel of Real Property permits the current use thereof (excluding isolated instances of non-compliance which are immaterial in nature). Neither the Company, its Subsidiaries, nor, to the knowledge of the Company, any of the Investment Entities, has knowledge of any fact, proceeding or threatened action or proceeding which could materially adversely affect the present zoning of any parcel of Real Property.

                            (viii)  There are no (A) unrecorded easements which
are not shown on the Surveys, (B) strips or gores with respect to or affecting any parcel of Real Property (or portion thereof) which cause any related parcels of Land to be non-contiguous or (C) encroachments either by the Improvements on any property owned by others or by any improvement owned by others on any parcel of the Real Property (other than encroachments which are immaterial in nature). Each parcel of Real Property has a right to access to and from such parcel of Real Property.

                              (ix)  Schedule 3.1(s)(ix) contains (A) a true,
correct and complete list of all Title Insurance Policies, each of which is in full force and effect and (B) a list of all Title Reports previously delivered to the Purchaser or the Purchaser covering those Real Properties not insured by Title Insurance Policies.

                 (t)      Condition of Improvements.  Except as disclosed on
Schedule 3.1(t) or in the Report of Marshall and Stevens previously provided to Purchaser, the Improvements are in a good state of condition, normal wear and tear excepted, except where the failure to be in such condition would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

                 (u) Insurance. Schedule 3.1(u) contains an accurate and complete list of all material policies of insurance (other than Title Insurance Policies), including the amounts thereof and all deductibles, maintained by the Company, each of its Subsidiaries and, to the knowledge of the Company, its Investment Entities with respect to its business, employees, Properties and assets. To the knowledge of the Company, except for such matters that, individually or in the aggregate, would not reasonably be expected to result in a material liability, each such policy is in full force and effect and, assuming consummation of the transactions contemplated hereby, is free from any right of termination on the part of the insurance carriers. To the knowledge of the Company no notice of cancellation of any such policy has been received by the Company or the relevant Subsidiary or Investment Entity. Except as set forth on Schedule 3.1(u), there are no outstanding requirements or written recommendations by any insurance company that issued a policy with respect to any of the Properties and assets of the Company, any of its

Subsidiaries or the Investment Entities or by any Board of Fire Underwriters or other body exercising similar functions or by any Governmental Entity requiring or recommending any material repairs or other material work to be done on or with respect to any of the Properties and assets of the Company, any of its Subsidiaries or, to the knowledge of the Company, its the Investment Entities, or requiring or recommending any material equipment or facilities to be installed on or in connection with any of the Properties or assets of the Company, any of its Subsidiaries or, to the knowledge of the Company, its Investment Entities.

                 (v) Transactions with Affiliates. Other than matters referred to in Schedule 3.1(v) and transactions among any of the Company and its Subsidiaries and Investment Entities, there are no material contracts, agreements or transactions between the Company, any of its Subsidiaries or its Investment Entities, on the one hand, and the Funds or any Affiliate of the Funds, on the other.

                 (w) Investment Intention. Each Fund is acquiring its portion of the Purchaser Common Stock Consideration and the Purchaser Convertible Preferred Stock Consideration solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

                 (x) Ability to Bear Risk. The financial situation of each Fund is such that it can afford to bear the economic risk of holding the unregistered shares of Purchaser Common Stock and Purchaser Convertible Preferred Stock for an indefinite period and such Fund can afford to suffer the complete loss of its investment in the Purchaser Common Stock Consideration and the Purchaser Convertible Preferred Stock Consideration.

                 (y)      Access to Information; Evaluation of Risks.  (i)
Each Fund has had access to and/or has received and carefully reviewed information (including, without limitation, financial information) regarding the Purchaser and the shares of Purchaser Common Stock and Purchaser Convertible Preferred Stock and has been granted the opportunity to ask questions of, and receive answers and request information from, representatives of the Purchaser concerning the terms and conditions of the acquisition of the Purchaser Common Stock Consideration and the Purchaser Convertible Preferred Stock Consideration and to obtain any additional information which it deems necessary in connection with its decision to acquire the Purchaser Common Stock Consideration and the Purchaser Convertible Preferred Stock Consideration and
(ii) its knowledge and experience in financial and business matters is such that it is capable of evaluating the merits and risks of the investment in the Purchaser Common Stock Consideration and Purchaser Convertible Preferred Stock Consideration.

                 (z) Shares Not Registered. Each Fund understands and acknowledges that the shares of Purchaser Common Stock Consideration and the Purchaser Convertible Preferred Stock Consideration have not been registered under the Securities Act or any other applicable securities law, and that unless so registered may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in Section 4.13 below.

                 (aa) Status of Fund. Each Fund is an "accredited investor" as defined under the Securities Act.

                 (ab) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or the Funds.

                 SECTION 3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Funds and the Company as follows:

                 (a) Corporate Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power and authority for such entity to own, lease and operate its properties and to carry on its business as it is now being conducted.

                 Each Subsidiary of the Purchaser is a Person duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate or partnership power and authority to own, lease and operate its Properties and assets and to carry on its business as it is now being conducted, except where the failure to be duly organized and in good standing or to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect. The Purchaser and each of its Subsidiaries is duly qualified or licensed as a foreign corporation or partnership to do business, and is in good standing, in each jurisdiction where the character of the properties and assets owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good stand which would not, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect.

                 (b) Capitalization. (i) The authorized capital stock of the Purchaser consists of 50,000,000 shares of Purchaser Common Stock, $.01 par value and 10,000,000 shares of Preferred Stock, $0.01 par value per share ("Purchaser Preferred Stock"). As of July 29, 1997, (i)(A) 20,386,635 shares of Purchaser Common Stock were issued and outstanding, all of which were validly issued, fully paid and nonassessable and were issued free of preemptive rights and (B) an aggregate of 2,319,811 shares of Purchaser Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the Purchaser's dividend reinvestment and stock purchase plan or the exercise of outstanding options or other rights to acquire shares of Purchaser Common Stock (other than pursuant to the conversion of or exchange for operating partnership units of Sunstone Hotel Investors, L.P.). As of the date hereof, no shares of Purchaser Preferred Stock are issued and outstanding. As of July 29, 1997, 2,562,560 shares of the Purchaser Common Stock were reserved for issuance and/or issuable upon or otherwise deliverable in connection with the conversion of or exchange for operating partnership units of Sunstone Hotel Investors, L.P.

                 (c) Authority Relative to Agreements. The Purchaser has all necessary power and authority for such entity to execute and deliver this Agreement and the Registration Rights Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby, have been duly authorized by the Board of Directors of the Purchaser and no other corporate or other proceedings on the part of the Purchaser are necessary to authorize this Agreement and the consummation by the Purchaser of such transactions (including without limitation, the amendment to the Certificate of Incorporation of the Purchaser by the Certificate of Designation). The execution, delivery and performance of the Registration Rights Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby have been duly authorized by all necessary corporate action by the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing. On the Closing Date, the Registration Rights Agreement will be validly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery hereof by the Fund constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                 (d) No Conflict; Required Filings and Consents. (i) The execution, delivery and performance of this Agreement by the Purchaser do not and will not: (A) conflict with or violate the Articles of Incorporation or By-Laws of the Purchaser, (B) assuming that all consents, approvals and authorizations contemplated by subsection (ii) below have been obtained and all filings described in such subsection have been made, conflict with or violate any Governmental Regulation applicable to the Purchaser or any of its Subsidiaries or by which any of them or their respective properties are bound or (C) assuming that all consents, approvals and authorizations contemplated by subsection (ii) below have had been obtained and all filings described in such clause have been made, result in any breach or violation of or constitute a default, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or encumbrance on any of the property or assets of the Purchaser or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Purchaser or any of its Subsidiaries is a party or by which the Purchaser or any of its Subsidiaries or any of their respective properties are bound.

                              (ii)  The execution, delivery and performance of
this Agreement by the Purchaser and the consummation of the transactions contemplated hereby by the Purchaser do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for: (A) applicable filings pursuant to the HSR Act and the expiration or termination of all applicable waiting periods thereunder, (B) applicable filings under state securities, takeover or Blue Sky laws, (C) compliance with the statutory provisions and regulations relating to any Real Property transfer gains tax or Real Property transfer tax, (D) the filing with the Securities and Exchange Commission (the "SEC") of applicable filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act") as may be required in connection therewith, and (E) such other consents, approvals, authorizations, permits, actions, filings or notifications the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect or arise in connection with the matters referred to in Section 1.5.

                 (e) SEC Filings; Financial Statements. (i) The Purchaser has filed all forms, reports, statements and other documents required to be filed with the SEC since January 1, 1996 (collectively, the "SEC Reports"). The SEC Reports (including the Registration Statement on Form S-1, Registration No. 33-84346), including all the SEC Reports filed after the date of this Agreement and prior to the Closing Date, were or will be in compliance in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, each as in effect on the date so filed. None of the SEC Reports filed by the Purchaser, including all the SEC Reports filed after the date of this Agreement and prior to the Closing Date, contained, or will contain when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (ii) The consolidated financial statements of the Purchaser for each of the three fiscal years ended December 31, 1994, 1995 and 1996, and for the three month period ended March 31, 1997 included in SEC Reports comply, and the financial statements included in all SEC Reports filed after the date of this Agreement and prior to the Closing Date will comply, as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been or will be prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes thereto) and do or will fairly present in all material respects the consolidated financial position of the Purchaser and its consolidated Subsidiaries at the respective dates thereof and the consolidated results of their operations and changes in cash flows for the periods indicated.

                    (iii) Except as and to the extent disclosed in the consolidated balance sheet of the Purchaser as at December 31, 1996, and the SEC Reports or any financial statements or the notes thereto contained in the SEC Reports filed since such date, there are no liabilities, whether absolute, accrued, contingent or otherwise, of the Purchaser or any of its Subsidiaries, that would be required to be reflected on, or reserved against, in a consolidated balance sheet of the Purchaser in accordance with GAAP, except for
(i) liabilities which, singly or in the aggregate, are immaterial in amount or nature, and (ii) liabilities incurred subsequent to the date of such financial statement by the Purchaser or its Subsidiaries in the ordinary course of business consistent with past practice.

                 (f) Absence of Certain Changes or Events. Since March 31, 1997, the Purchaser and its Subsidiaries and, to the knowledge of the Purchaser, its Investment Entities has conducted its business in all material respects only in the ordinary course, consistent with past practice and except as disclosed in Purchaser's SEC Reports or any financial statements or the notes thereto contained in the SEC Reports since March 31, 1997, there has not been prior to the date hereof, (x) any material adverse change in the business, results of operations, financial condition or prospects of the Purchaser and its Subsidiaries taken as a whole or, to the knowledge of the Purchaser, its Investment Entities taken as a whole with the Purchaser and its Subsidiaries, other than changes arising out of or relating to general economic conditions or other factors affecting the hotel industry generally where the Purchaser, its Subsidiaries and its Investment Entities own hotel properties or (y) except in the ordinary course of business consistent with past practice and except for such matters that would not reasonably be expected to have a Purchaser Material Adverse Effect, any actual or, to the knowledge of the Purchaser, threatened, damage, destruction, loss, conversion, condemnation or taking by eminent domain related to any material asset or Property of the Purchaser, its Subsidiaries or, to the knowledge of the Purchaser, its Investment Entities, nor are any proceedings pending with respect to the same.

                 (g) Absence of Litigation. Except as disclosed in the SEC Reports filed with the SEC prior to the date hereof or the financial statements or the notes thereto contained in the SEC Reports filed with the SEC prior to the date hereof, and except as would not, individually or in the aggregate, reasonably be expected to result in a Purchaser Material Adverse Effect, as of the date hereof, there are no suits, claims, actions, proceedings or investigations pending or, to the knowledge of the Purchaser, threatened against the Purchaser or any of its Subsidiaries or, to the knowledge of the Purchaser, any of its Investment Entities or any Properties or rights of the Purchaser or any of its Subsidiaries or, to the knowledge of the Purchaser, any of its Investment Entities, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, other than ordinary course claims of the type insured against (subject to self-insured retentions and deductibles) by the Purchaser, its Subsidiaries and, to the knowledge of the Purchaser, its Investment Entities. Except as would not reasonably be expected to result in a Purchaser Material Adverse Effect, neither the Purchaser nor any of its Subsidiaries or, to the knowledge of the Purchaser, any of its Investment Entities nor any of their respective Properties is or are subject to any material order, writ, judgment, injunction, decree, determination or award that remains unsatisfied or in effect.

                 (h) Environmental Matters. Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect:

                               (i)  The operations of the real property owned
or operated by the Purchaser or its Subsidiaries, the Purchaser, and its Subsidiaries and, to the knowledge of the Purchaser, its Investment Entities are in compliance with applicable Environmental Laws;

                              (ii)  The Purchaser, its Subsidiaries and its
Investment Entities and the real property owned or operated by the Purchaser or its Subsidiaries are in compliance with the terms of their Licenses and Permits required under applicable Environmental Laws;

                             (iii)  There has been no Release at any parcel of
real property owned or operated by the Purchaser or its Subsidiaries;

                              (iv)  (A)  No Environmental Claims are pending
against the Purchaser or any of its Subsidiaries or the real property owned or operated by the Purchaser or its Subsidiaries or, to the knowledge of the Purchaser, any Investment Entity or any of its properties, (B) neither the Purchaser, its Subsidiaries, nor to the knowledge of the Purchaser, any of its Investment Entities has knowledge or written notice of any threatened Environmental Claim against the Purchaser, or its Subsidiaries, its Investment Entities or the properties, and (C) no order, judgement or decree providing for a remedial obligation has been imposed on the Purchaser, any of its Subsidiaries or any of the real property.

                 (i) Validity of Shares. The issuance of the shares of Purchaser Common Stock and Purchaser Convertible Preferred Stock comprising the Purchaser Common Stock Consideration and the Purchaser Convertible Stock Consideration and that may be issued pursuant to Section 2.2 has been duly authorized by all necessary corporate action on the part of the Purchaser and, when such shares of Purchaser Common Stock or Purchaser Convertible Preferred Stock, as applicable, are issued and delivered in accordance with Section 1.6 or Section 2.2, as applicable, such shares of Purchaser Common Stock will be validly issued, fully paid and nonassessable.

                 (j) Transactions with Affiliates. Other than matters referred to in Schedule 3.2(j) and transactions among any of the Purchaser and its Subsidiaries, and except as disclosed in the SEC Reports, there are no material contracts, agreements or transactions between the Purchaser or any of its Subsidiaries, on the one hand, and any Affiliates, directors or executive officers of the Purchaser, on the other.

                 (k) Financing. On or prior to the date hereof, the Purchaser has received and delivered to the Funds a copy of a commitment letter from Bank One of Arizona, with respect to the debt financing required to consummate the transactions contemplated by this Agreement. On the date of the Closing the Purchaser will have available all necessary financing to consummate the transactions contemplated by this Agreement (including the Stock Purchase and any necessary refinancing of the indebtedness of the Company and its Subsidiaries).

                 (l) Brokers. Except as set forth on Schedule 3.2(l), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Purchaser.


                                   ARTICLE IV

            CONDUCT OF BUSINESS PENDING THE MERGER; OTHER COVENANTS

                 SECTION 4.1 Conduct of Business of the Company Pending the Closing. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Closing Date, the Funds agree that the Company shall, and shall cause its Subsidiaries and, to the extent within its control, its Investment Entities to, act and carry on their respective businesses in all material respects in the ordinary course of business and, to the extent consistent therewith, use reasonable efforts to preserve intact their current business organizations, keep available the services of their current key officers and employees and preserve the goodwill of those engaged in material business relationships with them and to maximize the cash position of the Company to fund in part the Distribution. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Closing Date, except as expressly contemplated by this Agreement, the Funds agree that the Company shall not, and shall not permit any of its Subsidiaries or, to the extent within the Company's control, its Investment Entities to, without the prior consent of the Purchaser:

                 (a) except as set forth on Schedule 4.1(a), (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its outstanding Ownership Interests, other than dividends and distributions to the Company or any of its wholly owned Subsidiaries and other than dividends and distributions by non-wholly owned Subsidiaries and Investment Entities, (ii) split, combine or reclassify any of its outstanding Ownership Interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its outstanding Ownership Interests or (iii) purchase, redeem or otherwise acquire any outstanding Ownership Interests of the Company or any of its Subsidiaries or its Investment Entities, or any rights, warrants or options to acquire any such Ownership Interests except, in the case of clause (iii), for the acquisition by the Company or its wholly owned Subsidiaries of the capital stock of its wholly owned Subsidiaries;

                 (b) except as set forth on Schedule 4.1(b), authorize for issuance, issue, deliver, sell or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), pledge or otherwise encumber any shares of its Ownership Interests, any other voting securities or any securities convertible, exchangeable or exercisable into, or any rights, warrants or options to acquire, any such Ownership Interests, voting securities or other equity equivalents (including without limitation stock appreciation rights) (other than sales of capital stock of any wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company), or subject to contractual obligations, not consent to the admission of any new partners to any Partnerships;

                 (c) except to the extent required under existing Company Plans as in effect on the date of this Agreement or as set forth on Schedule 4.1(c), (i) increase or accelerate the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of employees of the Company who are not directors or officers of the Company in the ordinary course of business in accordance with past practice, or
(ii) grant any severance or termination pay not currently required to be paid under any Company Plans as in effect on the date hereof, or (iii) enter into any employment agreement with any present or former director or officer or senior employee, or, other than in the ordinary course of business consistent with past practice and subject to a right to terminate without cause and without severance payments, any other employee of the Company, or (iv) establish, adopt, enter into or amend or terminate any Company Plan or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees of the Company, its Subsidiaries or its Investment Entities; provided, however, that the Collective Bargaining Agreement for employees of the Lawler's, Inc. laundry operation and the Hotel Properties in Rochester, Minnesota (the "Collective Bargaining Agreement"), which is to expire on August 31, 1997, and the salaries and benefits provided thereunder may be amended, modified, extended or replaced as the result of good faith negotiations between the Company and the Union;

                 (d) amend its or their Articles of Incorporation, By-Laws, partnership agreement or other comparable charter or organizational documents or alter through merger, liquidation, reorganization, restructuring or in any other fashion the entity structure or ownership of any of the Company's Subsidiaries and, to the extent within the control of the Company, its Investment Entities;

                 (e) except as set forth on Schedule 4.1(e), acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the stock, assets or properties of, (including through the exercise of any right of first refusal or the exercise of any option to purchase or convert), or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof; or (ii) any material assets or properties (except purchases of inventory and services in the ordinary course of business consistent with past practice and capital expenditures permitted by (g) below);

                 (f) except as provided in Section 4.22, sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its Properties or assets, except (i) sales of inventory and worn out or obsolete furniture, fixtures and equipment in the ordinary course of business consistent with past practice, (ii) leases of retail space in Properties which are hotels for more than 2,500 square feet or have a term of less than 6 months and which are in the ordinary course of business consistent with past practice; provided that Purchaser agrees not to unreasonably withhold its consent to any lease of a longer term or greater square footage, or (iii) as disclosed on Schedule 4.1(f);

                 (g) except as set forth on Schedule 4.1(g) make any capital expenditure or commitment to make any such expenditure except in accordance with the Capital Expenditures

Budget or defer making any budgeted capital expenditure; provided that (i) the Company shall not make any expenditure, or enter into any agreement which could result in an expenditure, in excess of $50,000 or approve any renovation plans or specifications without the approval of the Purchaser, which approval shall not be unreasonably withheld and (ii) following notice to, and to the extent circumstances permit, consultation with Purchaser, the Company shall be permitted to make capital expenditures not contemplated by the Capital Expenditure Budget to make emergency repairs;

                 (h) (i) except for mandatory prepayments from the proceeds of the sale of any asset listed on Schedule 4.1(f) and as set forth on
Schedule 4.1(h), incur or prepay any indebtedness for borrowed money or guarantee any such indebtedness of another Person (other than guarantees by the Company in favor of any of its wholly owned Subsidiaries or by any of its Subsidiaries in favor of the Company), issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries or its Investment Entities, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except for short-term working capital borrowings incurred in the ordinary course of business consistent with past practice, which borrowings shall not in the aggregate exceed $8,500,000 outstanding at any particular time (provided that the foregoing shall not restrict the Company or any of its Subsidiaries or Investment Entities from renewing or replacing existing working capital lines provided that no such lines shall in the aggregate be in excess of $500,000 over the working capital lines that the Company has available to it on the date heretofore provide for any penalties for the prepayment or termination of the same (other than customary LIBOR breakage costs), or (ii), except pursuant to partnership agreements previously disclosed to Purchaser and except pursuant to capital calls of Investment Entities not controlled by the Company or its Subsidiaries, make any loans, advances or capital contributions to, or investments in, any other Person, other than to the Company or any wholly owned Subsidiary of the Company, and other routine advances to employees (which advances shall not exceed $50,000 in the aggregate at any one time outstanding);

                 (i) change any accounting principle, method or practice used by it or any change in the classification of assets, recognition of income or expenses or the depreciation or amortization policies or rates theretofore applies, unless required by the Financial Accounting Standards Board ("FASB");

                 (j) make any material Tax election or settle or compromise any income Tax liability in excess of $250,000, in the aggregate or defer the payment of any material Taxes that come due;

                 (k) enter into any contract, including but not limited to mortgages and security agreements, which would require the consent (including the waiver of any right of first refusal or similar right) of, the third party to the consummation of the transactions contemplated hereby other than renewals or replacements of existing working capital lines of credit on terms no less favorable to the Company than the terms of such existing lines of credit;

                 (l) make any single expenditure in excess of $50,000 without providing Purchaser's senior management the reasonable right to review and make recommendations of ways to defer payment and improve the Company's cash position, provided, however, that the Company shall be permitted to make timely payments required to avoid a breach or default under any existing contractual arrangements; or

                 (m) authorize any of, or commit or agree to take any of, the foregoing actions.

                 None of (a) through (m) above shall in any way be deemed to prevent the Company from making current interest payments on the Notes.

                 SECTION 4.2 Conduct of Business of the Purchaser. During the period from the date of this Agreement to the Closing Date the Purchaser shall not declare, set aside or pay any dividends on, or make any other distributions in respect of (including, without limitation, making any rights offering), the Purchaser Common Stock having a record date for determining the stockholders of Purchaser entitled to receive such dividend or distribution on or prior to the Closing Date, except for the payment of regular quarterly cash distributions on shares of Purchaser Common Stock in an aggregate amount not exceeding 115% of the most recent quarterly dividends.

                 SECTION 4.3      Access to Information; Confidentiality.

                 (a) From the date hereof to the Closing Date, the Funds agree that the Company shall, and shall cause its Subsidiaries and, to the extent within the Company's control, the Investment Entities to, afford the officers, employees, auditors and other agents of the Purchaser, full and complete access to its officers, employees, Properties, offices, plants and other facilities and to its contracts, commitments, books and records, and shall furnish the Purchaser and such other Persons all such documents and such financial, operating and other data and information regarding the Company, its Subsidiaries and, to the extent within its control, its Investment Entities that are in the possession of the Company and its Subsidiaries as the Purchaser, through its officers, employees or agents may from time to time request. Without limiting the foregoing, the Purchaser shall be provided copies of all existing space plans and plans for proposed renovations and shall have the right to locate two employees of the Purchaser or its agents or consultants at the Company's corporate headquarters, which employees, agents or consultants will be provided with free accommodations at the Company's hotels, reasonable office space and support (taking into account the availability of such space and support) and such employees, agents or consultants and the senior executives of the Purchaser shall be entitled to attend all operations review meetings between senior officers of the Company and the Funds and all meetings of senior officers of the Company where the integration of the Company's operations and personnel into those of the Purchaser and its affiliates post-Closing is discussed. In addition, the Purchaser shall have the right to conduct, at its own cost and expense, engineering and/or environmental site assessments and title reports of each of the Properties by one or more independent engineering or environmental site assessment firms (which assessments may include the taking and testing of samples to the extent reasonably required and reasonably conducted) or title insurance companies. The Purchaser shall use its best efforts to complete such site assessments as soon as practicable, and in any event, such site assessments shall be completed no later than forty-five (45) days from the date hereof.
The Funds agree that the Company shall fully cooperate and shall cause its Subsidiaries and, to the extent within the Company's control, the Investment Entities to fully cooperate, with such site assessments. The Purchaser shall keep the Funds and the Company informed on a current basis of the status of any site assessments and to promptly notify the Funds and the Company of any material issues that are identified pursuant to such site assessments. Any environmental or engineering assessments by the Purchaser will be conducted in a manner that does not cause any meaningful interruption to the business or operations of any of the Properties and by Clayton Environmental Consultants and Marshall and Stevens or another licensed engineering or environmental firm with not less than $3,000,000 of errors and omission insurance coverage
(subject to customary deductibles). Purchaser shall indemnify and hold the Company, its Subsidiaries, its Investment Entities and the Funds harmless against, and agrees to promptly reimburse such Persons for, any losses, costs, penalties, injuries or damages to any of their respective assets or to any third parties resulting from the conduct (but not the results) of the environmental and engineering assessments.

                 (b) From the date hereof to the Closing Date, the Purchaser shall, and shall cause its Subsidiaries and, to the extent within its control, its Investment Entities to, afford the officers, employees, auditors and other agents of the Company and the Funds, reasonable access during normal business hours to its officers, employees, Properties, offices, plants and other facilities and to its contracts, commitments, books and records, and shall furnish the Seller and such other Persons all such documents and such financial, operating and other data and information regarding the Purchaser, its Subsidiaries and, to the extent within its control, its Investment Entities that are in the possession of the Purchaser and its Subsidiaries as the Funds, through their respective officers, employees or agents may from time to time reasonably request.

                 (c) Each of the Purchaser, the Company and the Funds will hold, and will cause their officers, employees, auditors and other agents to hold, in confidence pursuant to the Confidentiality Agreement, previously executed by Westbrook Partners, L.L.C. and the Purchaser, all documents and other information received pursuant to this Section 4.3.

                 SECTION 4.4      Employee Benefits Matters.

                 The Purchaser agrees to use its reasonable best efforts to cause the Lessee to provide to each of the employees of the Company and its Subsidiaries who are retained by the Lessee (the "Employees"), for a period commencing at the Closing Date and ending on the one-year anniversary of the Closing Date, employee benefits comparable in the aggregate to those currently provided by the Lessee to its employees, taking into account the duties and responsibilities of such Employees and labor market conditions in the areas in which they work;

provided, however, that Employees covered by collective bargaining agreements in effect as of the date hereof (or, entered into after the date hereof in accordance with Section 4.1(c)(iv)) shall be provided with such benefits as shall be required under the terms of the applicable collective bargaining agreement. Subject to the foregoing, nothing herein shall prevent the amendment or termination of any plan, program or arrangement. The Purchaser and the Company shall work together in good faith to issue a joint statement as soon as reasonably practicable after the date of this Agreement to the Company's employees regarding the transactions contemplated by this Agreement, which statements shall comply with the notice standards of the WARN Act.

                 SECTION 4.5 Directors' and Officers' Indemnification and Insurance. The Purchaser covenants and agrees with the Funds that on and after the Closing Date all terms and provisions of Section 4.7 of the Agreement and Plan of Merger, dated as of May 6, 1996, among the Westbrook Fund (formerly known as Tiger Real Estate Fund L.P.), Tiger Real Estate Acquisition Corp. and Kahler Realty Corporation will be complied with.

                 SECTION 4.6 Registration Rights Agreement. On the Closing Date the Purchaser and the Fund shall execute a Registration Rights Agreement substantially in the form attached hereto as Exhibit 4.6.

                 SECTION 4.7      Further Action; Reasonable Best Efforts.
Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do or cause to be done, all things necessary, proper or advisable to facilitate to satisfaction and make effective each condition to the consummation of the transactions, including without limitation the Stock Purchase, contemplated by this Agreement, including but not limited to (i) cooperating in the preparation and filing of any required filings under the HSR Act, and any amendments to any thereof and (ii) using its reasonable best efforts to make all required regulatory filings and applications and to obtain at the lowest practicable cost all Licenses and Permits, consents, waivers of rights of first refusal and similar rights, approvals, authorizations, qualifications and orders of Governmental Entities and parties to contracts with the Company, its Subsidiaries and the Investment Entities as are necessary for the consummation of the transactions contemplated by this Agreement, or to permit such Licenses and Permits, consents, waivers of rights of first refusal and similar rights, approvals, authorizations, qualifications, orders and contracts to continue in effect without modification after the Closing Date. Notwithstanding the foregoing, (A) the Funds shall not be required to incur or assume any liability or obligation of any nature (including, without limitation, making any amendment or modification to any existing agreement, arrangement or understanding) to any Governmental Entity or other third party,
(B) the Company's and the Funds' obligations under Section 4.20 shall only be as set forth therein and shall not be subject to this Section 4.7, (C) the Purchaser shall have no obligation to obtain (or assist in obtaining) the Distribution Financing except as specifically set forth in Section 4.20, (D) no party hereto shall be required to commence litigation and (E) neither the Company, the Purchaser nor any of their respective Subsidiaries shall be required to incur or assume any liability or obligation of any nature (including, without limitation, making any amendment or modification to any existing agreement, arrangement or understanding) to any Governmental

Entity or other third party that is not conditioned on, and effective only upon the occurrence of, the Closing.

                 SECTION 4.8 Public Announcements. The Purchaser, on the one hand, and the Company and the Fund, on the other hand, shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Stock Purchase, shall provide each other the opportunity to review and comment upon, any such press release or public statement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with any securities exchange on which its securities are listed. The parties agree that the initial press release to be issued with respect to the Stock Purchase shall be in the form heretofore agreed to by the parties.

                 SECTION 4.9 Maintenance of REIT Qualification. If at any time either the Purchaser or the Funds believes that the consummation by the Purchaser of the transactions contemplated by this Agreement, after giving effect to the additional actions contemplated by Schedule 1.5 hereto, would result in the Purchaser losing its REIT Qualification, such party shall promptly advise the others of such belief and the reasons therefore and all parties will negotiate in good faith and use their respective best efforts to agree to such modifications to the transactions contemplated by this Agreement and Schedule 1.5 as may be necessary to allow the consummation of the transactions contemplated hereby without the loss of the Purchaser's REIT Qualification and in a manner that does not diminish in any material respect the benefits of the transactions contemplated hereby to the Funds and the Purchaser.

                 SECTION 4.10 Transfer Restrictions. (a) Each Fund covenants and agrees that all shares of Purchaser Common Stock and the Purchaser Convertible Preferred Stock constituting the Purchaser Common Stock Consideration and the Purchaser Convertible Preferred Stock Consideration or received upon conversion of the Purchaser Convertible Preferred Stock and issued to such Fund (the "Shares") will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act. Each Fund agrees that, without the consent of the Purchaser, such Fund will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares, except for (i) sales in compliance with Rule 144 under the Securities Act, (ii) a public offering of Shares in accordance with the registration rights set forth in the Registration Rights Agreement or (iii) a sale, pledge, hypothecation or other disposition in connection with which such Fund shall have delivered to the Purchaser a written opinion of legal counsel to such Fund, reasonably satisfactory in form and substance to the Purchaser, to the effect that the transaction may be effected without registration under the Securities Act.

                 (b) Each Fund covenants and agrees that, notwithstanding anything herein to the contrary, such Fund will not, directly or indirectly, transfer, sell or otherwise dispose of any Shares for a period of twelve (12) months after the Closing Date (the "Initial Lock-Up Period"). Following the Initial Lock-Up Period, the Funds shall be permitted to sell, transfer or otherwise dispose of the following percentages of all Shares owned by the Funds on the day after the

Closing Date (which number of Shares shall be increased or decreased as appropriate in the event that the number of issued and outstanding shares of Purchaser Common Stock shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or otherwise): (i) up to 25% of the Shares may be sold, transferred or otherwise disposed of during the period ending on the three month anniversary of the last day of the Initial Lock- Up Period; (ii) up to 50% of the shares may be sold, transferred or otherwise disposed of during the period ending on the six month anniversary of the last day of the Initial Lock-Up Period; (iii) up to 75% of the shares may be sold, transferred or otherwise disposed of during the period ending on the nine month anniversary of the last day of Initial Lock-Up Period and (iv) on the day after the one year anniversary of the last day of the Initial Lock-Up Period all restrictions in this clause (b) will terminate; provided that following the Initial Lock-Up Period, the Funds may, in their sole discretion, distribute solely to their respective limited and general partners all or any portion of the Shares in a registered offering utilizing the registration rights provided for in the Registration Rights Agreement. For purposes of determining the number of Shares sold, transferred or otherwise disposed of for purposes of this clause (b), the Purchaser Common Stock and Purchaser Convertible Preferred Stock shall be aggregated and considered together, with the Purchase Convertible Preferred Stock being treated on an as converted basis.

                 SECTION 4.11     Board Representation.

                 (a) (i) The Purchaser shall increase the number of authorized directors from 8 to 9 and cause one person designated by the Funds to be elected to fill the vacancy created on the Board of Directors of the Purchaser, effective upon the Closing Date. Thereafter, in the event that the Purchaser shall increase the number of members of its Board of Directors, the Funds shall be entitled to have a number of representatives on the Board of Directors of the Purchaser so that the Funds representation on the Board of Directors of the Purchaser shall equal a number of directors equal to the product of the total number of directors on such Board multiplied by the percentage of the outstanding Purchaser Common Stock that is beneficially owned by the Funds (other than shares purchased by the Funds from any person other than the Purchaser) on a fully diluted basis (including the shares of Purchaser Common Stock issuable upon conversion of the Purchaser Convertible Preferred Stock) provided, however, that such calculation shall be rounded to the nearest whole number of directors; provided, further, that, unless otherwise provided in Section 4.1(a)(ii), irrespective of the above calculation, the Funds shall have at least one designee on the Board of Directors of the Purchaser. In the event that the Funds are entitled to designate more than one person to serve on the Purchaser's Board of Directors, the Funds' designees shall be allocated among the Purchaser's classes of directors as equally as possible.

                          (ii) If the number of directors designated by the Funds is increased to greater than one pursuant to Section 4.11(a)(i), then the Purchaser agrees that as long as the Funds continue to beneficially own in the aggregate a number of shares of the Purchaser Common Stock equal to at least 50% of the outstanding Purchaser Common

         Stock beneficially owned by the Funds immediately following the Closing, which calculation shall be made as appropriate to take into account any conversions, reclassifications, reorganizations, in-kind dividends, splits, reverse splits and similar events that may occur with the Purchaser Common Stock, at all meetings of the stockholders of the Purchaser at which members of the Purchaser's Board of Directors are elected, the Purchaser shall nominate for election as a director as part of the management slate, a number of persons designated by the Funds such that if such persons were elected as directors the number of directors of the Purchaser designated by the Funds pursuant to this Section would equal the number of directors as determined pursuant to Section 4.11(a)(i). The Purchaser also agrees that as long as the Funds continue to beneficially own in the aggregate a number of shares of the Purchaser Common Stock equal to at least 33 1/3% but less than 50% of the Purchaser Common Stock beneficially owned by the Funds immediately following the Closing, which calculation shall be made as appropriate to take into account any conversions, reclassifications, reorganizations, in-kind dividends, splits, reverse splits and similar events that may occur with the Purchaser Common Stock, at all meetings of the stockholders of the Purchaser at which members of the Purchaser's Board of Directors are elected, the Purchaser shall nominate for election as a director as part of the management slate, one person designated by the Funds unless a person designated by the Funds pursuant to this Section is serving as a director of the Purchaser and such person's term will not expire in connection with such shareholder meeting. The Purchaser agrees to provide the same type of support for the election of the designees of the Funds as directors of the Purchaser, its affiliates and its management provides to other persons standing for election as directors of the parent as part of the management slate. In the event that any designee of Purchaser for election to the Purchaser's Board of Directors pursuant to the foregoing provisions shall cease to serve as a director for any reason (other than the failure of the stockholders of Purchaser to elect such person as a director), the vacancy resulting therefrom shall be filled by a designee of the Funds.

                          (iii) As long as the Funds have the right to designate at least one nominee to the Board of Directors of the Company, unless otherwise agreed by the Funds, each Committee of the Purchaser's Board of Directors will contain at least one member designated by the Funds.

                          (iv) The Purchaser shall furnish to the Funds' designee or designees, as the case may be, on the Purchaser's Board of Directors all information that is provided to the other members of the Board of Directors of the Purchaser.

                          (v) The Purchaser and the Funds agree that any breach of this Section 4.11 would cause irreparable injury to the Funds and that money damages will be an inadequate remedy for any breach or threatened breach of the agreements described in this
         Section 4.11. The Purchaser agrees that in the event of a breach or a threatened breach of the agreements described in this Section 4.11, the Funds shall, in addition to other rights and remedies existing in their favor, be entitled to specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions of this Section 4.11 (without the posting of a bond or other security).

                 SECTION 4.12     Amendment of Articles of Incorporation.
On or prior to the Closing Date, the Purchaser shall amend its Articles of Incorporation by filing the Certificate of Designation with the Secretary of the State of Delaware. As long as any shares of Purchaser Convertible Preferred Stock remain outstanding, Purchaser will reserve and have available for issuance to the holders of the Purchaser Convertible Preferred Stock upon conversion thereof a number of authorized but unissued shares of the Purchaser Common stock equal to the number of shares of Purchaser Common Stock issuable upon conversion of the Purchaser Convertible Preferred Stock.

                 SECTION 4.13 Non-Solicitation. If the transactions contemplated hereby have been abandoned pursuant to Section 6.1 or if this Agreement shall have been terminated for any reason, the Purchaser hereby agrees that from the date hereof until the date of such termination or abandonment and for a period of twenty-four (24) months thereafter, Purchaser shall not, on its own behalf or an behalf of any person, firm or company, directly or indirectly, solicit or offer employment to any person who is or has been employed by the Company or its Subsidiaries or its Investment Entities at any time during the twelve (12) months immediately preceding such solicitation.

                 SECTION 4.14 No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Section 6.1, the Funds will not, and will cause the Company and its Subsidiaries and their respective employees and agents not to, directly or indirectly, solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than the Purchaser) relating to any transaction involving the sale of all or substantially all of the business or assets of the Company or any Subsidiary of the Company, or any of the capital stock of the Company or any Subsidiary of the Company, or any merger, consolidation, business combination, or similar transaction involving the Company or any Subsidiary of the Company.

                 SECTION 4.15 Organization and Qualification of Subsidiaries. The Company shall use its reasonable best efforts to provide the Purchaser, as soon as reasonably practicable following the date hereof, the records identified on Schedule 3.1(a). In addition, to the extent any Subsidiary is not duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and, with respect to each Subsidiary that owns a Hotel Property or material asset, qualified to do business in the state where such Hotel Property or other material asset is located, the Company shall, at the Funds' sole cost and expense, take all action necessary to make such Subsidiary duly organized, validly existing and in good standing or qualified to do business, as applicable, in such jurisdiction prior to the Closing.

                 SECTION 4.16 Licenses and Permits. As soon as practicable, and in any event no later than thirty (30) days after the date hereof, the Company shall provide Purchaser with a list and copies of all Licenses and Permits possessed by the Company and its Subsidiaries.

                 SECTION 4.17     Additional Information.

                 Within 30 days of the date hereof, the Company shall provide Purchaser with a list and copies of all agreements pursuant to which the Company or its Subsidiaries is or may be liable for a payment of in excess of $5,000 in any given year.

                 SECTION 4.18 New York Stock Exchange Listing. The Purchaser shall, if permitted by the rules of the New York Stock Exchange (the "NYSE") or such other national securities exchange as the Purchaser Common Stock may be listed, list and keep listed on the NYSE or such other national securities exchange as the Purchaser Common Stock may be listed, all shares of the Purchaser Common Stock Consideration which have been registered under the Securities Act for so long as the Purchaser Common Stock remains so listed.

                 SECTION 4.19 Share Trust. The Purchaser shall not repurchase, redeem or otherwise acquire any of the Purchaser Common Stock if such action would cause any of the Purchaser Common Stock Consideration or the Purchaser Preferred Stock Consideration, or any shares of the Purchaser Common Stock issued to the Funds upon the conversion thereof, to be transferred pursuant to the Purchaser's Amended Articles of Incorporation to the Share Trust (as such term is defined in Section 2(a) of such Articles of Incorporation); provided that for purposes of determining whether such a repurchase, redemption or acquisition of Purchaser Common Stock would cause such a transfer to the Share Trust, it shall be assumed that: (i) each constituent partner of the Funds owns (independent of such partner's ownership in the Fund) no more Purchaser Common Stock than such partner owned on the Closing Date, and (ii) each such constituent partner's percentage ownership interest in the Funds is the lesser of (A) such partner's actual ownership percentage at the time of the repurchase, redemption or acquisition, or (B) such partner's ownership percentage as delivered to the Purchaser prior to the date hereof. If there is a reasonable question on the part of the Funds as to whether an intended repurchase, redemption or other acquisition by the Purchaser of the Purchaser Common Stock will cause such a transfer to the Share Trust, upon receipt by the Funds and approval by the Funds' counsel of an opinion to the Purchaser from counsel to the Purchaser in form and substance reasonably satisfactory to the Funds to the effect that the intended acquisition will not cause such a transfer to the Share Trust, the Company will be permitted to effect such repurchase, redemption or other acquisition, provided, that the Purchaser will remain liable for any breach of the first sentence of this Section 4.19 with respect to such transaction. The Funds shall provide the Purchaser and its counsel such written representations of and undertakings on the part of the Funds addressing such matters as shall be reasonably required by such counsel in connection with the preparation of such opinion.

                 SECTION 4.20 Earnings and Profits Distribution. (a) (i) Subject to the terms and conditions set forth in this Section 4.20, the Company will seek to obtain all necessary financing for the Distribution from one or more financial institutions (excluding the Funds or the Purchaser) on the terms and conditions set forth in this Section 4.20 (the "Distribution Financing"), and the Purchaser will not participate in obtaining the Distribution Financing (other than, if requested by the Company, identifying potential sources of the Distribution Financing).

The Distribution Financing may be secured only by assets of the Company and/or its Subsidiaries and shall be repayable solely from such assets and/or the earnings and profits of such assets; provided that the Distribution Financing may include a general recourse obligation of the Company prior to the contribution of its assets to a limited liability company or grantor trust as contemplated by Schedule 1.5 and, after such contribution, to such limited liability company or grantor trust; provided further that the lenders shall not have any general recourse to the Purchaser or its assets other than the Company and/or its Subsidiaries and the Purchaser shall not be required to guarantee or otherwise provide assurances to the lenders or be a party to the agreements with respect to the Distribution Financing but shall have the right to approve the Distribution Financing, which approval shall not be unreasonably withheld (with the ability of the Purchaser to withhold its consent being subject to its using its reasonable best efforts to cause the satisfaction of the conditions in Article V hereof and such approval not to be withheld on the basis of the security granted for such Financing or its maturity as long as such terms comply with the provisions hereof, and the Purchaser will also not be permitted to withhold its consent if the Distribution Financing can be repaid at the option of the borrower without penalty). The Company will use its reasonable commercial efforts to have the Distribution Financing secured by as few Properties of the Company and its Subsidiaries as the Company in good faith believes is practical in order to obtain such financing, provided that the Company will be entitled to have such financing secured by as many Properties of the Company as it deems necessary in order to obtain such financing and shall not secure the financing with any assets other than Properties or the proceeds thereof. The maturity date of the Distribution Financing will be at least two years after the Closing Date. Neither the Purchaser nor the Funds shall be responsible for the costs and expenses of the Company seeking to arrange, or effecting, the Distribution Financing.

         (ii) Notwithstanding the foregoing, the Funds may, but shall not be obligated to, fund the Distribution by accepting a promissory note (the "Distribution Note") issued by the Company as a dividend to the Funds. The Distribution Note, if issued, and related security shall be on the same terms and conditions as the Distribution Financing described in Section 4.20(a)(i) except that the Distribution Note shall mature in two years, subject to optional prepayment by the borrower without penalty and, the borrower will have the right within 60 days of issuance to repackage the collateral for such loan with first mortgages on Hotel Properties having a loan to value ratio based on recent MAI Appraisals on commercially reasonable terms mutually acceptable to the Purchaser and the Funds.

                 (b) In the event that the Company determines in good faith that it is unable to obtain the Distribution Financing described in
Section 4.20(a)(i) from parties other than the Funds and the Funds determine in their sole discretion not to finance the Distribution as permitted by Section 4.20(a)(ii), the Company, the Funds and the Purchaser will negotiate in good faith and use their respective reasonable best efforts to agree upon an alternative structure to fund the Distribution in a manner that, unless agreed otherwise by the parties hereto, does not diminish in any material respect the benefits of the transactions contemplated hereby to the Funds and the Purchaser does not cause the Purchaser to lose its REIT Qualification.

                 (c) Notwithstanding the foregoing, (A) the Funds shall not be required to incur or assume any liability or obligation of any nature (including, without limitation, making any amendment or modification to any existing agreement, arrangement or understanding to any Governmental Entity or other third party), and (B) neither the Company, the Purchaser nor any of their respective Subsidiaries shall be required to incur or assume any liability or obligation of any nature (including, without limitation, making any amendment or modification to any existing agreement, arrangement or understanding) with respect to the Distribution Financing until the day immediately preceding the Closing Date and receipt of satisfactory evidence that the conditions to the Closing in Article V will be satisfied on the date of Closing, but thereafter the consummation of the Distribution Financing will not be contingent on the Closing.

                 SECTION 4.21 GMX. The Company shall use its reasonable best efforts to ensure that on or before the Closing Date, the Company owns 100% of the outstanding shares of the common stock of GMX, Inc.

                 SECTION 4.22 Non-Core Assets. The Company shall use commercially reasonably efforts to sell the Non-Core Assets set forth on
Schedule 4.22; provided, however, that the Company will not enter into any contract or other obligation to sell any of the Non-Core Assets without the prior consent of the Purchaser, which consent shall not be unreasonably withheld.


                                   ARTICLE V

                           CONDITIONS TO THE CLOSING

                 SECTION 5.1 Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each party to effect the Closing shall be subject to the satisfaction at or prior to the Closing Date of the following conditions precedent:

                 (a) Government Approvals. All consents, approvals, authorizations or permits of, actions by, or filings with or notifications to, and all expirations of waiting periods imposed by, any Governmental Entity listed on Schedule 5.1(a) shall have been filed, occurred or been obtained and shall be in full force and effect.

                 (b) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Stock Purchase shall be in effect, no action or proceeding shall have been commenced by any Governmental Entity seeking any injunction, restraining order or other order which seeks to prohibit consummation of the Stock Purchase, and no action or proceeding shall have been commenced by any Governmental Entity seeking material damages in connection with the Stock Purchase shall be pending; provided, however, that the parties invoking this condition shall use reasonable efforts to have any such action, proceeding, order or injunction vacated. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Stock Purchase, which makes the consummation of the Stock Purchase illegal.

                 (c) Maintenance of REIT Qualification. Neither the Purchaser nor the Funds shall have determined in good faith based upon the written opinion of outside counsel that the consummation by the Purchaser of the transactions contemplated by this Agreement, after giving effect to the additional actions contemplated by Schedule 1.5 hereto and despite efforts by the Purchaser and the Funds to restructure the transactions contemplated hereby and by Schedule 1.5 in order to preserve the Purchaser's REIT Qualification pursuant to Section 4.9, would result in the Purchaser losing its REIT Qualification.

                 (d) Earnings and Profits Certification. The Company and the Purchaser shall have obtained the certification of the earnings and profits calculation from KPMG as provided in Section 1.4 in a form reasonably acceptable to the Purchaser and the Funds, and such certification shall have been revised by KPMG to include the earnings and profits actually generated between the date of the original certification pursuant to Section 1.4 and the most recent date through which the earnings and profits are ascertainable as well as a reasonable estimate of any earnings and profits from such most recent date through the Closing Date, and Ernst and Young, LLP shall have reviewed and approved in the exercise of its reasonable judgment the certification and workpapers of KPMG.

                 (e) Confirmation of Exempted Holder Status for Funds. No later than two weeks following receipt by the Funds of a draft legal opinion from counsel to the Purchaser to the effect that the proposed ownership by the Funds of the shares of Purchaser Common Stock Consideration or Purchaser Convertible Preferred Stock Consideration will not violate the restrictions contained in Sections 2(b)(i)(x), 2(b)(i)(y) and 2(b)(i)(z) of Article V of the Amended Articles of Incorporation of the Purchaser, the Funds shall provide the Purchaser and its counsel (i) such representations and undertakings regarding the Funds and its constituent partners as are reasonably necessary to address the assumptions contained in such legal opinion regarding the Funds status as an Exempted Holder (as defined in the Purchaser's Amended Articles of Incorporation) and (ii) on or prior to the Closing, the Funds shall deliver to the Purchaser written assurance that the Funds agree that any violation or attempted violation by any individual of the Ownership Limit (as defined in Section 2(a) of Article V of the Purchaser's Amended Articles of Incorporation) due to such individual's Beneficial Ownership of the Purchaser Common Stock Consideration or Purchaser Convertible Preferred Stock Consideration (or any shares of Common Stock issued upon conversion thereof) (as defined in Section 2(a) of the Purchaser's Amended Articles of Association) will result in transfer of their shares to the Share Trust as defined in and pursuant to
Section 2(c) of Article V of the Amended Articles of Incorporation.

                 SECTION 5.2 Conditions to Obligations of Purchaser. The obligations of the Purchaser to effect the transactions contemplated by this Agreement are further subject to the satisfaction of the following conditions prior to the Closing Date unless waived by the Purchaser:

                 (a) Representations and Warranties. (i) The representations and warranties of the Funds set forth in this Agreement shall be true, correct and complete as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement and except for such failures to be true, correct and complete as of the Closing Date that would not individually or in the aggregate reasonably be expected to have a Company Material Adverse Effect (it being agreed that any matter for which the Purchaser is compensated pursuant to clause (iv) of Section 7.1(c) shall not be deemed to have a Company Material Adverse Effect) or arise out of or relate to the transactions referred to in Section 1.5, and (ii) the Purchaser shall have received certificates to such effect signed on behalf of the Funds by the general partner of the Funds, respectively; provided, however, that receipt of such certificate shall not be evidence that the Purchaser concurs with anything set forth in such certificate.

                 (b) Performance of Obligations of the Company and the Funds. The Company and the Funds shall have performed in all material respects all material obligations, required to be performed by it under this Agreement at or prior to the Closing Date, and the Purchaser shall have received certificates to such effect signed on behalf of the Company (with respect to the Company's obligations) and the Funds (with respect to the Funds' obligations) by the chief financial officer of the Company and the general partners of the Funds, respectively.

                 (c) Required Consents; Governmental Approvals. (i) All Required Consents shall have been obtained on terms and conditions that comply with the terms of any side letter and that would not have a Company Material Adverse Effect and shall be in full force and effect, and (ii) Purchaser shall have received all consents, approvals, Licenses and Permits of Governmental Entities so as to enable Sunstone Hotel Investors, L.P. to own the Properties (or the Investment Entities to own the Properties owned by the Investment Entities on the date hereof) and to enable Sunstone Hotel Properties, Inc. to operate the Properties immediately following the Closing Date substantially in the same manner as operated on the date hereof; provided that with respect to Licenses and Permits or other governmental consents or approvals that can be obtained only after consummation of the Stock Purchase, such consents, approvals, Licenses or Permits shall not be a condition precedent if Purchaser shall have not received advice from its counsel, after due inquiry of the appropriate regulatory agency or from the appropriate regulatory agency to the effect that there is a substantial possibility that such Licenses and Permits will not be obtained promptly following such consummation and that failure to procure the applicable License and Permit will result in a Company Material Adverse Effect.

                 (d)      No Material Adverse Change.  Since the date hereof,
(i) there shall have been no material adverse change in the business, Properties, assets, results of operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole, nor (ii) shall there have been any development which, taken together with all other developments in the aggregate, would reasonably be expected to result in such a material adverse change, in each case of clause (i) and (ii) except for such developments or changes arising out of or relating to the transactions contemplated by this Agreement or to general economic conditions or other factors affecting the hotel industry generally where the Company and its Subsidiaries and Investment Entities operate.

                 (e)      Legal Opinions.  The Purchaser shall have received
(i) a legal opinion in form and substance reasonably satisfactory to the Purchaser from in-house counsel to the general partner of the Funds to the effect that this Stock Purchase Agreement and any written supplement hereto and the Registration Rights Agreement each have been duly authorized, executed and delivered by the Funds to the Purchaser, (ii) a legal opinion from Simpson Thacher & Bartlett in form and substance reasonably acceptable to the Purchaser to the effect that this Stock Purchase Agreement and any written supplement hereto and the Registration Rights Agreement are enforceable against each of the Funds in accordance with their respective terms, and (iii) a legal opinion from Minnesota counsel reasonably acceptable to the Purchaser (which shall include Dorsey & Whitney) in form and substance reasonably satisfactory to the Purchaser to the effect that this Stock Purchase Agreement and any written supplement hereto has been duly authorized, executed and delivered by the Company to the Purchaser and is enforceable against the Company in accordance with its terms. Such legal opinions may contain customary qualifications and limitations for opinions of such nature.

                 SECTION 5.3 Conditions to Obligations of the Company and the Funds. The obligations of the Company and the Funds to effect the transactions contemplated by this Agreement are subject to the satisfaction of the following unless waived by the Company and the Funds:

                 (a) Representations and Warranties. The representations and warranties of the Purchaser set forth in this Agreement shall be true, correct and complete as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement and except for such failures to be true, correct and complete as of the Closing Date that would not, reasonably be expected to have a Purchaser Material Adverse Effect or adversely affect the validity of, or the Funds title to the Stock Consideration, and the Funds shall have received a certificate to such effect signed on behalf of the Purchaser by the chief financial officer of the Purchaser; provided, however, that receipt of such certificate shall not be evidence that the Funds concur with anything set forth in such certificate.

                 (b) Performance of Obligations of the Purchaser. The Purchaser shall have performed in all material respects all material obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Funds shall have received a certificate to such effect signed on behalf of the Purchaser by the chief financial officer of the Purchaser to such effect.

                 (c) Required Consents; Governmental Approvals. (i) All Required Consents shall have been obtained on terms and conditions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and shall be in full force and effect, and (ii) Purchaser shall have received all consents, approvals, Licenses and Permits of Governmental Entities so as to enable Sunstone Hotel Investors, L.P. to own the Properties (or the Investment Entities to own the Properties owned by the Investment Entities on the date hereof) and to enable Sunstone Hotel Properties, Inc. to operate the Properties immediately following the Closing Date substantially in the same manner as operated on the date hereof; provided that with respect to Licenses and Permits or other governmental consents or approvals that can be obtained only after consummation of the Stock Purchase, such consents, approvals, Licenses or Permits shall not be a condition precedent if the Funds shall have not received advice from its counsel, after due inquiry of the appropriate regulatory agency or from the appropriate regulatory agency to the effect that there is a substantial possibility that such Licenses and Permits will not be obtained promptly following such consummation and that failure to procure the applicable License and Permit will result in a Company Material Adverse Effect.

                 (d) No Material Adverse Change. Since the date hereof, there shall have been no material adverse change in the business, properties, assets, results of operations or financial condition of the Purchaser and its Subsidiaries taken as a whole, nor shall there have been any development which, taken together with all other developments in the aggregate, would reasonably be expected to result in such a material adverse change.

                 (e) Legal Opinions. The Funds shall have received (i) a legal opinion from Ballard, Spahr, Andrews & Ingersoll, special Maryland counsel to the Purchaser, in form and substance reasonably acceptable to the Funds to the effect that this Stock Purchase Agreement and any written supplement hereto and the Registration Rights Agreement have each been duly authorized, executed and delivered by the Purchaser to the Funds and to the effect of the matters set forth in Section 3.2(i) and 5.3(f), and (ii) a legal opinion from Brobeck, Phleger & Harrison LLP, counsel to the Purchaser, in form and substance reasonably acceptable to the Funds to the effect that this Stock Purchase Agreement and any written supplement hereto and the Registration Rights Agreement are each enforceable against the Purchaser in accordance with their respective terms. Such legal opinions may contain customary qualifications and limitations for opinions of such nature.

                 (f)      Confirmation of Exempt Purchase Status for Funds.
The Purchaser shall have delivered to the Funds written certification, in form and substance reasonably satisfactory to the Funds, that the Board of Directors of the Purchaser has exempted the Funds and its partners from the Ownership Limit (as defined in Section 2 of Article V of the Amended Articles of Incorporation of the Purchaser) pursuant to Section 2(f) of Article V of the Amended Articles of Incorporation of the Purchaser, which certificate shall attach copies of the relevant resolution of the Board of Directors and the legal opinion that forms the basis thereof.

                 (g) Distribution\Restructuring. Either (i) the Company shall have obtained the Distribution Financing and paid the Distribution in the amount determined pursuant to Section 1.4 or (ii) if the Company, after using commercially reasonable efforts, is unable to obtain the Distribution Financing, the parties shall have arrived at a mutually acceptable means for funding the Distribution. This condition cannot be deemed waived in any manner by virtue of any action or inaction by the Company, its Subsidiaries, its Investment Entities or the Purchaser, including any failure by any of them to obtain the Distribution Financing.


                                   ARTICLE VI

                       TERMINATION, AMENDMENT AND WAIVER

                 SECTION 6.1 Termination. This Agreement may be terminated and the Stock Purchase contemplated hereby may be abandoned at any time prior to the Closing Date:

                 (a) by mutual written consent of the Purchaser and the Funds;

                 (b) by the Purchaser, upon a breach of any representation, warranty, covenant or agreement on the part of the Company or the Funds set forth in this Agreement, or if any such representation or warranty of the Company or the Funds shall have been or become untrue, in each case such that the conditions set forth in Section 5.2(a) or Section 5.2(b), as the case may be, would be incapable of being satisfied (following notice and failure to cure within 20 days of such notice);

                 (c) by the Funds, upon a breach of any representation, warranty, covenant or agreement on the part of the Purchaser set forth in this Agreement, or if any such representation or warranty of the Purchaser shall have been or become untrue, in each case such that the conditions set forth in
Section 5.3(a) or Section 5.3(b), as the case may be, would be incapable of being satisfied (following notice and failure to cure within 20 days of such notice);

                 (d) by either the Purchaser or the Funds, if any permanent injunction or action by any Governmental Entity preventing the consummation of the Stock Purchase or transactions contemplated by Section 1.5 shall have become final and nonappealable;

                 (e) by either the Purchaser or the Funds if the Stock Purchase shall not have been consummated on or prior to December 31, 1997; or

                 (f) by the Funds in the event that all of the conditions precedent in Sections 5.1 and 5.2 are satisfied or would be satisfied but for a breach of this Agreement by the Purchaser, the Funds are prepared to effect the transactions required to occur on the day before the Closing and on the Closing Date and the Purchaser is unable to effect the Closing due to the Purchaser not having available all necessary financing, subject to the right of the Purchaser to delay the Closing Date pursuant to the proviso in Section 1.2.

                 SECTION 6.2 Effect of Termination. In the events of the termination of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except as set forth in Section 4.3, in Section

7.1 and in the immediately succeeding sentence; provided, however, that nothing herein shall relieve any party from liability for any willful and material breach hereof. The Purchaser shall be liable to the Funds for all direct, actual damages (and all expenses incurred by the Funds and the Company in connection with the preparation, negotiation and execution of this Agreement and the taking of all actions contemplated hereby) incurred by the Funds due to the failure of the Closing to occur if this Agreement is terminated pursuant to
Section 6.1(f).

                 SECTION 6.3 Reports. In the event this Agreement is terminated pursuant to Section 6.1(c), Purchaser shall deliver to the Funds copies of all written environmental and engineering reports prepared by Purchaser's consultants.

                 SECTION 6.4      Fees and Expenses.  Except as provided in this
Section 6.4 and Section 6.2, the Purchaser and the Funds shall each bear their own fees and expenses in connection with this Agreement and the transactions contemplated hereby. Without limiting the foregoing, the Funds shall pay all fees and expenses of Simpson Thacher & Bartlett, counsel to the Funds, incurred in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

                 SECTION 6.5 Amendment. This Agreement may be amended, supplemented or otherwise modified by the parties hereto only by written agreement executed and delivered by duly authorized officers of the respective parties.

                 SECTION 6.6 Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein.
Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.


                                  ARTICLE VII

                               GENERAL PROVISIONS

                 SECTION 7.1 Survival of Representations, Warranties and Agreements; Indemnification.

                 (a) Survival. The representations and warranties and agreements in Article IV of the Funds and the Purchaser in this Agreement shall survive the Closing until the one year anniversary of the Closing Date, provided that, notwithstanding the foregoing, (i) the representations and warranties contained in Sections 3.1(k), 3.1(l)(v), 3.1(s)(i), (iii), (iv),
(vi) and (viii), 3.1(t) and 3.2(f) shall terminate on the Closing Date, (ii) the representations and warranties contained in Sections 3.1(w), 3.1(x), 3.1(y), 3.1(z), 3.1(aa) and 3.2(i) (collectively, the "Non-Terminating Representations") shall survive the Closing and shall not terminate and (iii) the agreements in Sections 4.3(c) (as it applies to Section 4.3(b) only), 4.4, 4.5, 4.10, 4.11, 4.12, 4.18 and 4.19 shall survive the Closing and shall not terminate (collectively, the "Non-Terminating Pre-Closing Agreements"). No party shall have any liability or obligation of any nature with respect to any representation, warranty or pre-Closing agreement after the termination thereof.

                 (b) Indemnification by Purchaser. Subject to Section 7.1(d), (e), (f) and (h), from and after the Closing Date, the Purchaser shall indemnify and hold harmless the Funds, the Funds' Affiliates, each of their respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities including without limiting the generality of the foregoing, liabilities for all reasonable attorneys' fees and expenses (including attorney and expert fees and expenses incurred to enforce the terms of this Agreement in the event of a breach) (collectively, "Losses and Expenses") suffered or incurred by any such indemnified Person arising from, relating to or otherwise in respect of, (i) any breach of, or inaccuracy in, any representation or warranty of the Purchaser contained in this Agreement or in the certificate delivered pursuant to Section 5.3(a) of this Agreement and (ii) any breach of any agreement of the Purchaser contained in this Agreement.

                 (c) Indemnification by the Funds. Subject to Sections 7.1(d), (e), (f) and (h), from and after the Closing Date, the Funds shall, jointly and severally, indemnify and hold harmless the Purchaser, Purchaser's Affiliates, each of their respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing from and against any and all Losses and Expenses suffered or incurred by any such indemnified Person arising from, relating to or otherwise in respect of, (i) any breach of, or inaccuracy in, any representation or warranty of the Funds contained in this Agreement or in the certificates delivered pursuant to Section 5.2(a) of this Agreement, (ii) any breach by the Funds of
Section 4.1 of this Agreement or the related provisions of the certificate delivered pursuant to Section 5.2(b) other than a breach of any provision of clause (a) through (m) (which shall be subject to indemnification pursuant to clause (iii) hereof), (iii) any breach of any agreement of the Funds contained in this Agreement except for matters covered by clause (ii), and (iv) for the matters (and in the manner) set forth on Schedule 7.1(c).

                 (d) Limitations on Indemnification. Neither the Purchaser nor the Funds shall have any obligation to indemnify any indemnified person pursuant to clause (i) of Section 7.1(b) or clause (i) of Section 7.1(c) (other than with respect to a Non-Termination Representation, which shall not be subject to this Section 7.1(d)) unless the aggregate of all Losses and Expenses in respect of all matters subject to such claims would, but for this section, exceed $2,500,000, in which case the Purchaser or the Funds, respectively, shall, subject to the immediately succeeding sentence, be liable for all amounts in excess of such $2,500,000 threshold; provided, however, that no threshold shall apply to breaches of representations contained in Section 3.1(c)(i) as to the percentage ownership of capital stock of those corporate entities identified by the footnotes on Schedule 3.1(c)(i). The maximum aggregate liability of the Purchaser on the one hand and the Funds, collectively, on the other for all Losses and Expenses incurred by all indemnified parties for all matters subject to clause (i) of Section 7.1(b) or clause (i) of Section 7.1(c) (in each case other than with respect to Non-Terminating Representations, which shall not be subject to this Section 7.1(d)), as applicable, is $5,000,000 in the aggregate for all matters and neither the Purchaser nor the Funds shall have any obligation or liability pursuant to such clauses in excess of such amount.

                 (e) Third-Party Claims. If a claim by a third party is made against an indemnified Person hereunder, and if such indemnified Person intends to seek indemnity with respect thereto under this Article, such indemnified Person shall promptly notify the indemnifying Person in writing of such claims setting forth such claims in reasonable detail, provided that failure of such indemnified Person to give prompt notice as provided herein shall not relieve the indemnifying Person of any of its obligations hereunder, except to the extent that the indemnifying Person is materially prejudiced by such failure. The indemnifying Person shall have twenty (20) days after receipt of such notice to undertake, through counsel of its own choosing, subject to the reasonable approval of such indemnified Person, the settlement or defense thereof, and the indemnified Person shall cooperate with it in connection therewith; provided, however, that the indemnified Person may participate in such settlement or defense through counsel chosen by such indemnified Person; provided that the fees and expenses of such counsel shall be borne by such indemnified Person. If the indemnifying Person shall assume the defense of a claim, it shall not settle or compromise such claim without the prior written consent of the indemnified Person (which consent shall not be unreasonably withheld) unless (i) the indemnifying Person agrees in writing that the indemnified Person is entitled to indemnification in respect of such claim pursuant to this Section 7.1, (ii) such settlement or compromise includes as an unconditional term thereof the giving by the claimant of a release of the indemnified Person from all liability with respect to such claim and (iii) such settlement or compromise does not involve the imposition of equitable remedies or the imposition of any obligations on such indemnified Person other than financial obligations for which such indemnified party will be indemnified hereunder. If the indemnifying Person shall assume the defense of a claim, all fees and expenses of the indemnifying Person's counsel and other costs of defending such claim shall be borne by the indemnifying party; provided that the fees of any separate counsel retained by the indemnified Person shall be borne by such indemnified Person unless there exists a conflict between them as to their respective legal defenses (other than one that is of a monetary nature), in which case the indemnified Person shall be entitled to retain separate counsel, the reasonable fees and expenses of which shall be reimbursed by the indemnifying Person. If the indemnifying Person does not notify the indemnified Person within twenty (20) days after the receipt of the indemnified Person's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the indemnified Person shall have the right to defend the claim and shall not settle or compromise the claim without the consent of the indemnifying party (which consent will not be unreasonably withheld) unless the indemnifying party agrees in writing that it is not entitled to any indemnities pursuant to this Section 7.1.

                 (f) Termination of Indemnification. The obligations to indemnify and hold harmless a Person pursuant to Section 7.1(b) or 7.1(c) shall terminate when the applicable representation, warranty or agreement terminates pursuant to Section 7.1(a); provided, however, that such obligation to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, after the Closing Date but before the expiration of the applicable period, previously made a claim by delivering a written notice (stating in reasonable detail the basis of such claim) to the indemnifying party; provided, further, that a claim for any item under Section 3.1(q) shall not be deemed made with respect to any Tax until such time as the Purchaser receives written notice from a taxing authority asserting that such Tax is due or, if earlier, such time as Purchaser, its Subsidiary or Investment Entity has actually paid such Tax (but such claim will be deemed made only to the extent of such payment).

                 (g) Exclusive Remedy. After the Closing Date, the indemnification provided pursuant to this Section 7.1 shall be the sole and exclusive remedy of any party hereto for any Losses and Expenses arising out of or relating to any breach of any representation, warranty or agreement contained in this Agreement.

                 (h) Calculation of Loss and Expenses. In the event of any breach of representation and warranty contained in Section 3.1 or Section 3.2, the amount of Losses and Expenses arising from, relating to or otherwise in respect of such breach shall be determined based on the entire amount of any such Losses and Expenses, not merely the portion above any "Material Adverse Effect" or other materiality qualifiers contained in the applicable representation and warranty.

                 SECTION 7.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by cable, telecopy, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 if to the Purchaser:

                          Sunstone Hotel Investors, Inc.
                          115 Calle de Industrias
                          Suite 201
                          San Clemente, CA  92672
                          Attn:  Robert A. Alter

                 with a copy to:

                          Brobeck, Phleger & Harrison LLP
                          4675 MacArthur Court
                          Suite 1000
                          Newport Beach, CA  92660
                          Attn:  Roger M. Cohen, Esq.

                 if to the Company:

                          Kahler Realty Corporation
                          20 Second Avenue SW
                          Rochester, Minnesota 55902
                          Attn:  Thomas O'Leary

                 with a copy to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, New York 10017-3954
                          Attn:  Richard Capelouto, Esq.

                 if to the Funds:

                          Westbrook Real Estate Fund I, L.P.
                          Westbrook Real Estate Co-Investment
                            Partnership I, L.P.
                          599 Lexington Avenue
                          New York, New York  10022
                          Attn:  Jonathan Paul

                 with a copy to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, New York 10017-3954
                          Attn:  Richard Capelouto, Esq.


                 SECTION 7.3      Certain Definitions.

                 (a)      For purposes of this Agreement, the term:

                 "Affiliate" of a specified Person means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

                 "Capital Expenditures Budget" means the Company's capital expenditures budget, dated May 14, 1997, delivered by the Company to Purchaser on the date hereof.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Company Material Adverse Effect" means a material adverse effect on the business, assets, results of operations, financial condition or prospects (based on the conduct of the Company's, its Subsidiaries' and its Investment Entities' business as currently conducted) of the Company and its Subsidiaries taken as a whole, or on the ability of the Company to perform its obligations hereunder.

                 "Construction Contract" means any construction contract, architect's and/or engineer's agreement, construction management contract, design contract, subcontract, and other similar type of agreement, together with all supplements, amendments, modifications, general conditions, change orders and addenda thereto entered into by or on behalf of any Property Owner (as hereinafter defined) or tenant under any Space Lease (where the Company, its Subsidiaries or its Investment Entity is such tenant under any Space Lease), or its predecessors-in- interest, in connection with the construction, rehabilitation or renovation of any of the Properties or any part thereof or the installation of any Improvements on any of the Properties or any part thereof and which in each instance provides for the payment of $250,000 or more or provides for payment on a "cost plus" basis.

                 "Disqualifying Asset" means assets other than "real estate assets" within the meaning of Section 856(c)(6)(B) of the Code.

                 "Environmental Claims" refers to any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other written communication from any Governmental Entity or the commencement of any litigation by any third party, in each case involving violations of Environmental Laws or Releases of Hazardous Materials.

                 "Environmental Laws" includes the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 6901 et seq., as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq., as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., as amended; and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of or requirements for conduct for protection of the environment, which standards or requirements are now in effect.

                 "Environmental Report" means any environmental consultant's report, study or assessment that addresses actual or potential noncompliance with, or actual or potential liability under Environmental Law on the part of the Company, any of its subsidiaries and/or any of its Investment Entities.

                 "Existing Indebtedness" means, with respect to each Existing Loan, the indebtedness borrowed thereunder (including all unpaid principal and accrued interest and all other penalties, charges, and other amounts due and payable under each such Existing Loan as of June 29, 1997).

                 "Existing Loan" means the loans set forth on Attachment 3.1(m)(i)(G).

                 "Franchise Agreements" means the Franchise Agreements listed on Schedule 3.1(m)(i)(H) under the heading "Franchise Agreements", together with all supplements, amendments and modifications thereto.

                 "GAAP" shall mean the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States.

                 "Governmental Entity" means the United States of America, any state or local government, any political subdivision of either, any agency, department, commission, board, bureau or instrumentality of any of them, or any quasi-public agency established by any of the foregoing including, without limitation, any insurance rating organization or board of fire underwriters which exercises jurisdiction over the Premises.

                 "Governmental Regulations" means any laws, orders, judgments, decrees, ordinances, rules, requirements, resolutions, and regulations, now or hereinafter existing (including, without limitation, those relating to land use, subdivision, zoning, environmental, hazardous substances, employment practices, occupational health and safety, water and building and fire codes) of any Governmental Entity.

                 "Ground Lease" means each of the leases, together with all supplements, amendments and modifications thereto, listed on Schedule 3.1(m)(i)(I) under the heading "Ground Lease."

                 "Hazardous Materials" means any chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "regulated substances," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "contaminants," "pollutants," "medical waste," "biohazardous or infectious waste," "solid waste," "special waste," or words of similar import under any applicable Environmental Law. Without limiting the generality of the foregoing, the term "Hazardous Materials" shall include, to the extent such materials are regulated by any Environmental Law (a) any oil, flammable substances, explosives, radioactive materials, hazardous wastes, chemicals, or substances, or toxic wastes; (b) friable asbestos; (c) urea formaldehyde foam insulation; (d) transformers or other equipment which contain polychlorinated biphenyls; and (e) Radon gas.

                 "Hotel Property" means Real Property which includes a hotel.

                 "Improvements" means all buildings, improvements, structures and fixtures located on the Land or any part thereof.

                 "Intangible Personal Property" means all Intangible Personal Property owned or possessed by any Property Owner and used in connection with the ownership, operation, leasing, occupancy or maintenance of any of the Properties, including, without limitation, (a) such Property Owner's right to use any tradenames, (b) the Licenses and Permits, (c) any escrow accounts, (d) all rights, privileges and appurtenances pertaining to any of the Properties, including, without limitation, air-rights, development rights and utility rights, (e) general intangibles, (f) all books, plans and records of the Company, its Subsidiaries and each Property Owner, and (g) any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway.

                 "Knowledge" means, with respect to a Person the actual knowledge, after having made reasonable inquiry of its executive officers and directors.

                 "Land" means, collectively, each parcel of Real Property shown on the Survey for such parcel of Real Property and denoted thereon as being owned or leased by the applicable Property Owner.

                 "Leasehold Estates" means, collectively, each Leasehold Estate created pursuant to a Ground Lease with respect to a parcel of Land related thereto.

                 "Licenses and Permits" means, collectively, all licenses (including, without limitation, liquor licenses and casino licenses), permits, authorizations, certificates of occupancy, approvals, dedications, subdivision approvals and entitlements issued, approved or granted by any Governmental Entity or otherwise in connection with any of the Properties; and all licenses, consents, easements, rights of way and approvals required from private parties to make use of the existing utilities and to insure vehicular and pedestrian ingress and egress to any of the Properties.

                 "Liens" means any mortgage, deed of trust, pledge, security interest, financing statement, encumbrance, lien, judgment, segregation, charge or deposit arrangement or other arrangement having the practical effect of any of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

                 "Management Contracts" means the management contracts listed on Schedule 3.1(m)(i)(H) together with all supplements, amendments and modifications thereto.

                 "material liability" means the expenditure of more than $75,000. The definition of material liability for purposes of this Agreement is solely for the purposes where such term is specifically used and shall not be relied upon to determine and shall not be used as evidence of the appropriate standard of "materiality" in the context of the determination of whether a Company Material Adverse Effect has occurred or whether any other "materiality" qualifier has been satisfied.

                 "Non-Core Assets" shall mean the assets set forth on Schedule 4.22.

                 "Permitted Liens" means, subject to the terms and conditions of the second sentence of this definition, (a) liens, levies and assessments (it being understood that in the case of levies and assessments, such matters are recurring and generally reflected in the Company's financial statements) for current taxes, sewer charges, water charges or common charges of any condominium association, in all cases, not yet due and payable, (b) rights of
(x) tenants or persons in possession as listed on Schedule 3.1(m)(i)(I) and (y) tenants or persons in possession pursuant to immaterial Space Leases, (c) the matters and items listed on the Title Insurance Policies and Title Reports set forth on Schedule 3.1(s)(ix) excluding any matters or items of the type referenced in clause (E) or (F) of the last sentence of this definition, (d) the matters and items shown on the Surveys, which Surveys have been made available to the Purchaser prior to the date hereof, (e) matters that would be disclosed by an accurate survey of the Land done after the date of the respective Surveys, (f) as to Personal Property, liens of carriers and warehousemen incurred in the ordinary course of business for sums not yet due and liens arising under the loan documents described on Schedule 3.1(m)(i)(F) and (G) and, (g) as to Personal Property, liens incurred or deposits made in the ordinary course of business in connection with workers compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance and return-of-money bonds and similar obligations (exclusive of obligations for the payment of borrowed money), (h) easements, covenants and restrictions placed of record subsequent to the date of the Title Policies and Title Reports described on Schedule 3.1(s)(ix), (i) matters placed of record subsequent to the date of the Title Policies and Title Reports described on Schedule 3.1(s)(ix) affecting the title of any owner of the Land covered by the Ground Leases, provided that such matter is subject and subordinate in all respects to the tenants interest under applicable Ground Lease. Notwithstanding the foregoing, a matter or item described above in clauses (e) or (h) above (collectively, the "Excludable Liens") shall not be a "Permitted Lien" (1) if any such Excludable Lien (A) (excluding the terms of any of the Ground Leases and any mortgages or deeds of trust or other collateral loan document) provides for a condition or right of reverter or other provision for forfeiture under which the fee or leasehold title, as the case may be, or the possessory rights of the Company, any of its Subsidiaries or its Investment Entities can be cut off, subordinated or otherwise disturbed as a result of (w) a presently existing default thereunder, (x) notice or the passage of time or both (excluding in the case of default or violation thereunder subsequent to the Effective Date), (y) the consummation of the transactions contemplated by this Agreement (other than the transactions contemplated by Section 1.5) or (z) the current use of the Real Property, (B) is violated by the existence of the existing Improvements, (C) prohibits or impairs in any material respect the present use and enjoyment of the Real Property, or (D) causes the representations and warranties set forth in Section 3.1(s)(viii) to be untrue or (E) if any such Excludable Lien relates to financing or indebtedness not set forth on Schedule 3.1(m)(i)(F) and (G) or (F) if any such Excludable Lien relates to a monetary judgment, or (G) if any such Excludable Lien has been or is voluntarily placed of record by the Company, any Subsidiary or any Investment Entity subsequent to the date of the Title Policies and Title Reports described on Schedule 3.1(s)(ix) and (2) if a reputable national title insurance company shall not be ready, willing and able to issue affirmative title insurance (without additional cost or premium and otherwise reasonably acceptable to Purchaser) insuring against the matters described in clauses (A), (B) and (C) above, as applicable, with respect to any such Excludable Lien.

                 "Person" means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

                 "Personal Property" means, collectively, the Tangible Personal Property and the Intangible Personal Property.

                 "Properties" or "Property" means the Real Property, any premises demised to the Company or any of its Subsidiaries or its Investment Entities under any Space Lease and the Personal Property.

                 "Property Contracts" means, collectively, Construction Contracts, Service Contracts, the Franchise Agreements and the Management Contracts relating to any of the Properties.

                 "Property Owner" means the owners or tenants, as the case may be (as set forth on Schedule 3.1(s)(i) and (ii) hereto), of each parcel of Real Property.

                 "Purchaser Material Adverse Effect" means a material adverse effect on (i) the business, properties, assets, results of operations or financial condition of the Purchaser and its Subsidiaries taken as a whole, or
(ii) on the ability of the Purchaser to perform its obligations hereunder or under the Registration Rights Agreement.

                 "Real Property" means the Land, the Leasehold Estates and the Improvements.

                 "REIT Qualification" means the Purchaser's satisfaction of the requirements of Section 856(a) of the Code such that the Purchaser will continue to be treated as a real estate investment trust for federal income tax purposes.

                 "Release" means any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of Hazardous Materials (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) into the environment.

                 "Required Consents" means the consents set forth on Schedule 7.3(a).

                 "Service Contract" means any service agreement, brokerage commission agreement, maintenance contract, contract for the purchase or delivery of services, materials, goods, inventory or supplies, cleaning contracts, equipment rental agreements, equipment leases or leases of Personal Property (other than the Franchise Agreements and the Management

Agreements), together with all supplements, amendments and modifications thereto, relating to any of the Properties or any part thereof; provided, however, the term "Service Contract" shall not include any Service Contract which (i) provides for the payment of $100,000 per annum or $250,000 in the aggregate or less, or (ii) is terminable without penalty on 90 days' or less prior written notice.

                 "Space Leases" means all material leases, licenses, subleases, rental agreements or occupancy agreements, together with all supplements, amendments and modifications thereto, entered into by the Company or its Subsidiaries or Investment Entities.

                 "Subsidiary" or "Subsidiaries" of the Company, the Purchaser or any other Person means any corporation, partnership, joint venture or other legal entity of which the Company, the Purchaser or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns or has the right to acquire, directly or indirectly, 50% or more of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, and specifically includes Park Hotels L.C.

                 "Surveys" means the Surveys, plats, plot plans and floor plans listed on Schedule 3.1(s)(ix).

                 "Tangible Personal Property" means the items of tangible personal property consisting of all furniture, furnishings, fixtures, equipment, machinery and other Personal Property of every kind and nature located on or used or useful in the operation of any of the Properties, including, without limitation, as lessee with respect to any such Tangible Personal Property.

                 "Title Insurance Policies" means any title insurance policy insuring title (either fee simple or leasehold) vested in the Company or one of its Subsidiaries or Investment Entities, as the case may be.

                 "Title Reports" means the title reports, title commitments and title opinions listed under the heading "Title Reports" on Schedule 3.1(s)(ix).

                 (b) The following terms shall have the meaning specified in the indicated Section of this Agreement:

Term                                         Section      Term                                         Section
----                                         -------      ----                                         -------
ADA............................................. 3.1      HSR Act..........................................3.1
Additional Contribution......................... 4.9      Independent Accounting Firm......................2.1
Adjusted 1999 EBITDA.............................2.1      Interest.........................................1.3
Adjusted Valuation Amount........................2.1      IRS..............................................3.1
Agreement Recitals                                        Initial Lock-Up Period..........................4.10
Amendment.......................................4.11      Investment Entities..............................3.1
Asset Sales......................................2.1      KPMG.............................................1.4
Capital Expenditures.............................2.1      Lessee...........................................2.1
Capital Expenditures Reserve.....................2.1      Lessee 1999 Adjusted Portfolio EBITDA............2.1
Cash Consideration ............................. 1.3      Lessee 1999 Portfolio Revenue....................2.1
Certificate of Designation...................... 1.3      Losses and Expenses..............................7.1
Closing......................................... 1.2      Material Contracts...............................3.1
Closing Date.................................... 1.2      Manager Qualifying Project.......................2.1
Collective Bargaining                                     March Qualifying Project.........................2.1
Agreement........................................4.1      MBCA.............................................1.1
Company.....................................Recitals      Merger......................................Recitals
Company Audited Financial                                 1999 Capital Expenditure Reserve.................2.1
Statements.......................................3.1      1999 EBITDA......................................2.1
Company Common Stock........................Recitals      1999 Room Revenues...............................2.1
Company Plans....................................3.1      1997/1998 Room Revenues..........................2.1
Company Preferred Stock..........................3.1      Notes............................................4.9
Company Securities...............................3.1      Other Revenues...................................2.1
Company Unaudited Financial                               Ownership Interests..............................3.1
Statements.......................................3.1      Portfolio Hotels.................................2.1
Completed in Full................................2.1      Purchaser...................................Recitals
Condemnation.....................................2.1      Preliminary Earn-Out Payment.....................2.1
December Qualifying Project......................2.1      Preliminary Earn-Out Payment
Distribution.....................................1.4      Amount...........................................2.1
Earn-Out Payment Amount..........................2.1      Preliminary Earn-Out Ratio.......................2.1
Earn-Out Payment Date............................2.1      Purchaser Common Stock...........................1.3
Earn-Out Ratio...................................2.1      Purchaser Common Stock
EBITDA...........................................2.1      Consideration....................................1.3
Employees....................................... 4.4      Purchaser Convertible Preferred Stock............1.3
ERISA............................................3.1      Purchaser Convertible
Exchange Act.....................................3.2      Preferred Stock
Excess Lessee Adjusted EBITDA....................2.1      Consideration....................................1.3
Existing Lease...................................2.1      Purchaser Preferred Stock........................3.2
Fair Market Value................................2.1      Purchaser's Earn-Out Calculation
FASB.............................................3.1      Certificate......................................2.1
Funds.......................................Recitals      Qualifying Project...............................2.1
Funds' Dispute Notice............................2.1      Returned Portfolio Hotels........................2.1

Term                                    Section      Term                                    Section
----                                    -------      ----                                    -------
RevPur Index................................2.1      Stock Purchase Consideration................1.3
Room Revenues...............................2.1      Taxes.......................................3.1
Sale Proceeds...............................2.1      Tax Return..................................3.1
SEC Reports.................................3.2      Title IV Plan...............................3.1
Securities Act..............................1.3      Trading Period..............................2.1
September Qualifying Project................2.1      Westbrook Co-Investment
Shares.....................................4.10      Funds..................................Recitals
Stock..................................Recitals      Westbrook Fund.........................Recitals
Stock Purchase.........................Recitals


                 SECTION 7.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

                 SECTION 7.5 Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise, except that the Purchaser and the Purchaser may assign all or any of their respective rights and obligations hereunder to any direct or indirect wholly owned Subsidiary or Subsidiaries of the Purchaser or to the Lessee or its wholly-owned Subsidiary or Subsidiaries; provided that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

                 SECTION 7.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                 SECTION 7.7 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Specific Performance. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                 (b)      Each Party hereby irrevocably and unconditionally:

                             (i) submits for itself and its property in any legal action or proceeding relating to this agreement and any related documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                             (ii) consents that any such action or proceeding may be brought in such courts, and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in subsection 7.2 or at such other address of which the company and each shareholder shall have been notified pursuant thereto; and

                            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                 (c) Each party to this agreement hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding arising out of or relating to this Agreement or the transactions relating hereto.

                 (d)      The Purchaser and the Funds agree that any breach of
Article I would cause irreparable injury to the other party and that money damages will be an inadequate remedy for any breach or threatened breach of the agreements described in Article I. The Purchaser and the Funds agree that, in the event of a breach or threatened breach by the Company or the Funds of the agreements described in Article I, the Purchaser shall, in addition to other rights and remedies existing in its favor, be entitled to specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions of Article I (without the posting of a bond or other security). The Purchaser and the Funds agree that, in the event of a breach or threatened breach by the Purchaser of the agreements described in Article I, the Funds shall, in addition to other rights and remedies existing in their favor, be entitled to specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions of Article I (without the posting of a bond or other security).

                 SECTION 7.8 Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this

Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                 SECTION 7.9 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                 SECTION 7.10     No Recourse.     None of the general partners
or limited partners of the Funds will have any personal liability with respect to any of the obligations or liabilities of the Funds under this Agreement and the sole recourse of the Purchaser for any such obligations or liabilities will be to the Funds themselves.

                 IN WITNESS WHEREOF, the Purchaser, the Purchaser, the Company and the Fund have caused this Agreement, as amended and restated, to be executed by their respective officers thereunto duly authorized, all as of the date written above.


                        SUNSTONE HOTEL INVESTORS, INC.


                        By:    /s/ Robert A. Alter
                               -------------------------------------------------
                                 Robert A. Alter
                                 President


                        WESTBROOK REAL ESTATE FUND I, L.P.


                        By: Westbrook Real Estate Partners Management, L.L.C., its general partner

                                 By: Westbrook Real Estate Partners, L.L.C., its managing member


                                         By:    /s/ Jonathan H. Paul
                                                --------------------------------
                                                  Jonathan H. Paul
                                                  Managing Principal

                        WESTBROOK REAL ESTATE CO-INVESTMENT
                        PARTNERSHIP I, L.P.

                        By: Westbrook Real Estate Partners Management, L.L.C., its general partner

                                 By:     Westbrook Real Estate Partners,
                                         L.L.C., its managing member


                                         By:    /s/ Jonathan H. Paul
                                                -----------------------------
                                                  Jonathan H. Paul
                                                  Managing Principal


                        KAHLER REALTY CORPORATION


                        By:    /s/ Thomas O'Leary
                               ----------------------------------------------
                                 Thomas O'Leary
                                 Chief Executive Officer

                    EXHIBIT 1.3 TO STOCK PURCHASE AGREEMENT

                         SUNSTONE HOTEL INVESTORS, INC.

                  ARTICLES SUPPLEMENTARY CLASSIFYING SHARES OF
               7.9% CLASS A CUMULATIVE CONVERTIBLE PREFERRED STOCK

         Sunstone Hotel Investors, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Company"), and having its principal office in the State of Maryland at c/o The Prentice Hall Corporation System, Inc., 11 East Chase Street, Suite 7-C, Baltimore City, Maryland 21202, hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

         FIRST: Pursuant to the authority expressly vested in the Board of Directors (the "Board") of the Company by Article V, Section 5 of the Company's Amended Articles of Incorporation filed with the Department on September 23, 1994 (the "Charter") and Section 2-105 of the Maryland General Corporation Law ("MGCL"), the Board has, at a meeting duly called and noticed at which a quorum of directors was present and acting throughout, adopted resolutions permitting the Board to (i) classify and designate a separate class of authorized but unissued Preferred Stock of the Company and (ii) set certain of the powers, rights, designations, preferences, qualifications, limitations and restrictions of each such separate class of Preferred Stock, and provided for the issuance of a maximum of 10,000,000 shares of Preferred Stock.

         SECOND: Pursuant to the authority conferred upon the Board as aforesaid, the Board has at a special meting held on August 1, 1997 duly adopted resolutions authorizing the issuance of a class of Preferred Stock consisting of 250,000 shares, designating such class as 7.9% Class A Cumulative Convertible Preferred Stock, and setting the powers, rights, designations, preferences, qualifications, limitations and restrictions of such 7.9% Class A Cumulative Convertible Preferred Stock.

         THIRD: The class of Preferred Stock of the Company created by the resolutions duly adopted by the Board and referred to in these Articles Supplementary shall have the following designation, number of shares, powers, rights, preferences, qualifications, limitations and restrictions, as to dividends, voting rights, conversion, terms and conditions of redemption, liquidation and other terms and conditions.

         1. Designation and Number. The powers, rights, designations, preferences, qualifications, limitations and restrictions granted to and imposed on the 7.9% Class A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"), which class shall consist of 250,000 shares, is hereby established. The Board is hereby authorized to fix or alter the powers, rights, designations, preferences, qualifications, limitations and restrictions granted to or imposed upon additional classes of Preferred Stock, and the number of shares constituting any such class and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which may be granted to any class of Preferred Stock in Articles Supplementary or to the Series A Preferred Stock ("Protective Provisions"), but notwithstanding any other rights of the Preferred Stock or any class thereof, the powers, rights, designations, preferences, qualifications, limitations and restrictions of any such additional class may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions and these Articles Supplementary, the Board is also authorized to increase or decrease the number of shares of any class (including the Series A Preferred Stock), prior or subsequent to the issue of that class, but not below the number of shares of such class then outstanding. In case the number of shares of any class shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such class.

         2. Dividend Provisions. Subject to the rights of classes of Preferred Stock which may from time to time come into existence in compliance with Section 7, the holders of shares of Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock cash dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any cash dividend on the Common Stock of the Company, at the greater of (i) 7.9% of the Original Series A Issue Price (as defined below) (as adjusted for any stock dividends, combinations or splits with respect to such shares) per share per annum or (ii) the product of the dividend or other distribution paid by the Company for the quarter in question on each share of the Common Stock (including all regular and special dividends and distributions) multiplied by the number of shares of Common Stock into which such shares of Series A Preferred Stock could be converted pursuant to subsection 5(a) below. All such dividends shall be declared and paid quarterly in arrears contemporaneously with payment of the dividends or other distributions on the Common Stock and with the same record date for determining holders entitled to receive such dividend as the corresponding record date on the Common Stock; provided that if no dividends or other distributions are declared and paid on the Common Stock for 150 days, a cash dividend for such quarter will be declared and paid to the holders of shares of Series A Preferred Stock in accordance with clause (i) on such 150th day. The determination of whether the amount of the quarterly dividend on the Series A Preferred Stock will be established pursuant to clause (i) or clause
(ii) of this Section 2 will be made for each three-month period ending each March 31, June 30, September 30 or December 31 and the determination of whether clause (i) or clause (ii) is greater shall be made solely on the basis of the dividends paid or to be paid on the Common Stock during such quarterly period. Such dividends shall accrue on each share of Series A Preferred Stock from the initial date of issuance of such share, and shall accrue from day to day, whether or not earned or declared. Such dividends shall be cumulative so that, except as provided below, if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock. If any dividend is not paid when due, interest shall accrue on such unpaid dividend at the rate of 7.9% per annum compounded quarterly from the date that such dividend was due to the date such dividend is paid. Cumulative dividends with respect to a share of Series A Preferred Stock with a record date for payment prior to the Conversion Date or which have accrued and remain unpaid for any prior quarterly dividend period shall, upon conversion of such share to Common Stock, be paid to the holder of such share. Except as provided in the immediately preceding sentence, cumulative dividends with respect to a share of Series A Preferred Stock which are accrued shall, upon conversion of such share to Common Stock, not then or thereafter be paid and shall cease to be accrued, payable and/or in arrears.

         In the event that the Company has failed to pay when due any dividend on the Series A Preferred Stock then, until such dividend has been paid in full, neither the Company nor any corporation, partnership, limited liability company or other entity directly or indirectly controlled by the Company will redeem, purchase or otherwise acquire any shares of Common Stock.

         Any dividend or distribution which is declared by the Company and payable with assets of the Company other than cash shall be governed by the provisions of subsections 5(d)(i) and 5(e), as applicable, of these Articles Supplementary.

         3. Liquidation Preference.

            (a) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, subject to the rights of classes of Preferred Stock that may from time to time come into existence in compliance with Section 7, the holders of Series A Preferred Stock shall (unless such shares of Series A Preferred Stock are converted into shares of Common Stock pursuant to Section 5 hereof) be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $100.00 for each outstanding share of Series A Preferred Stock (the "Original Series A Issue Price") (as adjusted for any stock dividends, combinations or splits with respect to such shares) and (ii) an amount equal to accrued but unpaid dividends on each such share to the date of dissolution, liquidation or winding up (collectively, the "Liquidation Preference"). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of classes of Preferred Stock that may from time to time come into existence in compliance with Section 7, the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder.

            (b) Upon the completion of the distribution required by subsection
(a) of this Section 3 and any other distribution that may be required with respect to classes of Preferred Stock that may from time to time come into existence in compliance with Section 7, if assets remain in the Company, the holders of the Common Stock of the Company shall receive all of the remaining assets of the Company.

            (c)(i) For purposes of this Section 3, a liquidation, dissolution or winding up of the Company shall be deemed to be occasioned by, or to include (A) the acquisition of a majority of the beneficial voting control of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) unless, in the case of any acquisition of the Company to which the Company is not a party, the holders of a majority of the outstanding shares of Series A Preferred Stock determines otherwise within 15 days of receiving notice of such event or (B) a sale of all or substantially all of the assets of the Company; unless the Company's shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

               (ii) In any of such events, if the consideration received by the Company is other than cash, its value will be deemed its fair market value.

                    (A) The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability covered by subparagraph (B) below shall be as follows:

                        (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

                        (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

                        (3) If there is no active public trading market, the value shall be the fair market value thereof, as mutually determined by the Company and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock.

                    (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in subparagraph (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Company and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock.

                    (C) The fair market value of any other property or assets shall be mutually determined by the Company and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock.

              (iii) In the event the requirements of this subsection 3(c) are not complied with, the Company shall forthwith either:

                    (A) cause such closing to be postponed until such time as the requirements of this subsection 3(c) have been complied with; or

                    (B) cancel such transaction, in which event the powers, rights, designations and preferences of the holders of the Series A Preferred Stock shall revert to and be the same as such powers, rights, designations and preferences existing immediately prior to the date of the first notice referred to in subsection 3(c)(iv) below.

               (iv) The Company shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the shareholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction (in either instance a "Liquidation Notice"). The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series A Preferred Stock.

         4. Redemption.

            (a) Subject to the rights of classes of Preferred Stock which may from time to time come into existence in compliance with Section 7, on or at any time and from time to time after [FIVE YEAR ANNIVERSARY OF DATE OF ORIGINAL ISSUANCE] (each a "Series A Redemption Date"), the Company may at any time it may lawfully do so, at the option of the Board, redeem in whole or in part the Series A Preferred Stock by paying in cash therefor an amount per share equal to the Redemption Percentage (as defined below) of the Original Series A Issue Price (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all accrued but unpaid dividends on such shares (the "Series A Redemption Price"). Any redemption effected pursuant to this subsection (4)(a) shall be made on a pro rata basis among the holders of the Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock then held by them. As used herein the "Redemption Percentage" shall mean the percentage specified in the following table:


         Redemption Date                       Redemption Percentage (%)
         ---------------                       -------------------------
          [     ], 2002 to [    ], 2003                  105
          [     ], 2003 to [    ], 2004                  104
          [     ], 2004 to [    ], 2005                  103
          [     ], 2005 to [    ], 2006                  102
          [     ], 2006 to [    ], 2007                  101
          [     ], 2007 and thereafter                   100

  [INSERT DAY OF INITIAL ISSUANCE OF SERIES A PREFERRED STOCK IN FIRST COLUMN]

            (b) As used herein and in subsections (4)(c) and (d) below, the term "Redemption Date" shall refer to each "Series A Redemption Date" and the term "Redemption Price" shall refer to each "Series A Redemption Price." Subject to the rights of classes of Preferred Stock which may from time to time come into existence in compliance with Section 7, at least thirty (30) but no more than forty-five (45) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of the Company for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection (4)(c), on or after the Redemption Date, each holder of Series A Preferred Stock to be redeemed shall surrender to the Company the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be paid to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

            (c) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Preferred Stock designated for redemption in the Redemption Notice as holders of Series A Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of classes of Preferred Stock which may from time to time come into existence in compliance with Section 7, if the funds of the Company legally available for redemption of shares of Series A Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Series A Preferred Stock. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. Subject to the rights of classes of Preferred Stock which may from time to time come into existence in compliance with Section 7, at any time thereafter when additional funds of the Company are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Company has become obliged to redeem on any Redemption Date but which it has not redeemed.

            (d) On or prior to each Redemption Date, the Company may deposit the Redemption Price of all shares of Series A Preferred Stock designated for redemption in the Redemption Notice, and not yet redeemed or converted, with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to publish the notice of redemption thereof and pay the Redemption Price for such shares to their respective holders on or after the Redemption Date, upon receipt of notification from the Company that such holder has surrendered his, her or its share certificate to the Company pursuant to subsection (4)(b) above. As of the date of any such deposit (even if prior to the Redemption Date), the deposit shall constitute full payment of the shares to the holders, and from and after the date of the deposit the shares so called for redemption shall be redeemed and shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the rights to receive from the bank or trust corporation payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor, and the right to convert such shares as provided in Section 5 hereof. Such instructions shall also provide that any monies deposited by the Company pursuant to this subsection (4)(d) for the redemption of shares thereafter converted into shares of the Company's Common Stock pursuant to Section 5 hereof prior to the Redemption Date shall be returned to the Company forthwith upon such conversion. The balance of any monies deposited by the Company pursuant to this subsection (4)(d) remaining unclaimed at the expiration of two (2) years following the Redemption Date shall thereafter be returned to the Company upon its request expressed in a resolution of its Board.

         5. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            (a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to the Redemption Date or the closing of any transaction involving the liquidation, dissolution or winding up of the Company, if any, as may have been fixed in any Redemption Notice or Liquidation Notice with respect to the Series A Preferred Stock, at the office of the Company or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A Preferred Stock shall be $14.7093; provided, however, if after August 4, 1997 and prior to the filing date of these Articles Supplementary, any event occurs that would result in an adjustment to the Conversion Price if such event occurred after the date of issue, the initial Conversion Price shall be correspondingly adjusted to reflect such change; and provided further, however, that the Conversion Price for the Series A Preferred Stock shall be subject to adjustment as set forth in subsection 5(d) after the date of issuance.

            (b) Automatic Conversion. [INTENTIONALLY OMITTED]

            (c) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of any transfer agent of the Company for the Series A Preferred Stock, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the Conversion Date. The holder of record of shares of Series A Preferred Stock on a dividend record date who surrenders such shares for conversion during the period between a dividend record date and the corresponding dividend payment date shall be entitled to receive the dividend on such dividend payment date notwithstanding the prior conversion of such shares.

            (d) Conversion Price Adjustments of Preferred Stock for Certain Splits and Combinations. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                (i) In the event the Company should at any time or from time to time after the date upon which any shares of Series A Preferred Stock were first issued (the "Purchase Date") fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible, exchangeable or exercisable into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents"), without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion, exchange or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such class shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents, with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 5(d)(iii) below.

                (ii) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such class shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding.

                (iii) In the case of the issuance (whether before, on or after the Purchase Date) of Common Stock Equivalents, the following provisions shall apply for all purposes of subsection 5(d)(i):

                      (A) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (to the extent then convertible or exchangeable) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights.

                      (B) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                      (C) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                      (D) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsection 5(d)(iii)(A) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 5(d)(iii)(B) or (C).

                  (e) Other Distributions. In the event the Company shall declare or otherwise effect a dividend or distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or Common Stock Equivalents not referred to in subsection 5(d)(i), then, in each such case, the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such dividend or distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such dividend or distribution.

                  (f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5 or Section 3), provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In case of any such recapitalization, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock issuable upon conversion of the Series A Preferred Stock which shall be as nearly equivalent as practicable to the adjustments provided for in subsection 5(d).

                  (g) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

                  (h) No Fractional Shares and Certificate as to Adjustments.

                      (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of shares of Series A Preferred Stock will be paid in cash (computed to the nearest cent) based on the fair market value (as defined in subsection 3(c)(ii) above) of the Common Stock. If more than one share of Series A Preferred Stock is surrendered for conversion at substantially the same time by the same holder, the number of full shares of Common Stock issuable upon the conversion will be computed on the basis of all the shares of Series A Preferred Stock surrendered at that time by that holder.

                      (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 5, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such class of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

                  (i) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                  (j) Reservation of Stock Issuable Upon Conversion.

                      (i) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common

Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to its Articles of Incorporation.

                         (ii) For the purposes of this subsection 5(j)(i), the
number of shares of Common Stock which the Company would be required to deliver upon the conversion of all the outstanding shares of Series A Preferred Stock will be computed as if at the time of the computation all the outstanding shares of Series A Preferred Stock were held by a single holder.

                         (iii) If any shares of Common Stock required to be
reserved for purposes of conversion of the Series A Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Company shall in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. The Company will seek to list the shares of Common Stock required to be delivered upon conversion of the Series A Preferred Stock, prior to the delivery, upon each national securities exchange, if any, upon which the outstanding shares of Common Stock are listed at the time of delivery.

                     (k) Taxes. The Company will pay any documentary stamp of similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock; provided, however, that the Company will not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of record of the Series A Preferred Stock to be converted and no such issue or delivery will be made unless and until the person requesting the issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that the tax has been paid.

                     (l) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder's address appearing on the books of the Company.

         6. Voting Rights.

            (a) Except as required by law or by the provisions of subsections 6(b) and (c), the holders of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such holder's shares of Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the bylaws of the Company, and shall be entitled to vote, together with holders of Common Stock as a single class, with respect to any matter submitted to a vote of holders of Common Stock. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

            (b) In the event the Company fails to pay dividends to the holders of Series A Preferred Stock contemporaneously with dividends paid to the holders of Common Stock for two consecutive quarters or, in the event no dividends have been paid or declared on the Common Stock, by the 150th day thereafter, in either event in accordance with Section 2 hereof, then and until such accrued but unpaid dividends shall have been paid in full, the holders of Series A Preferred Stock shall, voting separately as one class, have the exclusive and special right to elect one (1) director to the Board of the Company. At such time as all accrued but unpaid dividends on the Series A Preferred Stock shall have been paid in full, the holders of Series A Preferred Stock shall no longer be entitled to a special right to elect a director under this subsection 5(b) but shall instead vote together with the holders of Common Stock in the election of directors in accordance with subsection 5(a) above, and any such director then in office shall be deemed to have resigned effective with such payment. In any election of directors pursuant to this subsection 5(b), each holder of shares of Series A Preferred Stock shall be entitled to one vote for each share of Common Stock into which such holder's Series A Preferred Stock is convertible as determined in accordance with subsection 5(a) above. The special and exclusive voting right of the holders of the Series A Preferred Stock, voting separately as one class, contained in this subsection 5(b) may be exercised either at a special meeting of the holders of Series A Preferred Stock called as provided below, or at any annual or special meeting of the shareholders of the Company, or by unanimous written consent of such holders in lieu of a meeting. The director to be elected by the holders of the Series A Preferred Stock, voting separately as one class, pursuant to this subsection 5(b), shall serve for terms extending from the date of his election and qualification until the earlier of (i) the next succeeding annual meeting of shareholders, (ii) his successor has been elected and qualified or (iii) all such accrued but unpaid dividends on the Series A Preferred Stock shall have been paid in full.

            (c) If at any time any directorship to be filled by the holders of Series A Preferred Stock, voting separately as one class pursuant to subsection 5(b) above, has been vacant for a period of ten (10) days, the Secretary of the Company shall, upon the written request of the holders of record of shares representing at least ten percent (10%) of the voting power of the Series A Preferred Stock then outstanding, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing the director to fill such vacancy. Such meeting shall be held at the earliest practicable date at such place as is specified in or determined in accordance with the Bylaws of the Company. If such meeting shall not be called by the Secretary of the Company within ten (10) days after personal service of said written request on him, then the holders of record of shares representing at least ten percent (10%) of the voting power of the Series A Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by such person so designated upon the notice required for annual meetings of shareholders and shall be held at the place specified in the notice. Any holder of the Series A Preferred Stock so designated shall have access to the stock books of the Company relating to the Series A Preferred Stock for the purpose of calling a meeting of the shareholders pursuant to these provisions.

         7. Protective Provisions. Subject to the rights of classes of Preferred Stock which may from time to time come into existence in compliance with Section 7, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not (including through a merger or consolidation with another corporation or otherwise), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

            (a) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares;

            (b) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

            (c) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security having a preference over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends or upon liquidation.

         8. Status of Converted or Redeemed Stock. In the event any shares of Series A Preferred Stock shall be redeemed or converted pursuant to Section 4 or
Section 5 hereof, the shares so converted or redeemed shall be cancelled and shall not be issuable by the Company. The Articles of Incorporation of the Company shall be appropriately amended to effect the corresponding reduction in the Company's authorized capital stock.

         FOURTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

         FIFTH: The undersigned President of the Company acknowledges these Articles Supplementary to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned President of the Company acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

         IN WITNESS WHEREOF, SUNSTONE HOTEL INVESTORS, INC. has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Assistant Secretary on this ____ day of October, 1997.


                                                 SUNSTONE HOTEL INVESTORS, INC.

                                                 By:
                                                     ---------------------------
                                                     Robert A. Alter,
                                                     President


ATTEST:

By:
    ---------------------------
    Roger M. Cohen,
    Assistant Secretary

                  EXHIBIT 4.6 TO STOCK PURCHASE AGREEMENT


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of [ ], 1997, among SUNSTONE HOTEL INVESTORS, INC. ("Sunstone"), a Maryland corporation, WESTBROOK REAL ESTATE FUND I, L.P., a Delaware limited partnership ("Westbrook Fund") and WESTBROOK CO-INVESTMENT PARTNERSHIP I, L.P., a Delaware limited partnership ("Westbrook Co-Investment Fund" and collectively with Westbrook Fund, the "Funds").

                                    RECITALS

         WHEREAS, pursuant to a Stock Purchase Agreement, dated as of August 4, 1997 (the "Stock Purchase Agreement"), among Sunstone, Westbrook Fund, Westbrook Co-Investment Fund and Kahler Realty Corporation ("Kahler"), Sunstone will purchase 100% of the outstanding common stock of Kahler from the Funds on the date hereof (the "Stock Purchase"). In consideration for the common stock of Kahler, the Funds shall receive, among other things, (i) 2,284,262 shares of common stock, par value $0.01 per share, of Sunstone (the "Common Stock") and
(ii) 250,000 shares of 7.9% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of Sunstone (the "Convertible Preferred Stock") on the terms and conditions set forth in the Stock Purchase Agreement; and

         WHEREAS, it is a condition to the obligations of each of Sunstone and the Funds to consummate the transactions contemplated by the Stock Purchase Agreement that this Registration Rights Agreement be executed and delivered by Sunstone and the Funds.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained the parties hereto agree as follows:

                                    AGREEMENT

         1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

            "Common Stock" shall mean the common stock, par value $0.01 per share, of Sunstone and its successors.

            "Demand Party" shall mean (a) Westbrook Fund, (b) Westbrook Co-Investment Fund or (c) any other Holder or Holders, including, without limitation, any present or future general or limited partner of either of the Funds, or any general or limited partner of any general or limited partner thereof, that may become an assignee of such Funds' rights hereunder; provided that to be a Demand Party under clause (c), a Holder or

         Holders must either individually or in the aggregate with all other Holders with whom it is acting together to demand registration own at least 500,000 shares of Registrable Securities.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

            "Holder" shall mean each of the Funds, and any other holder of Registrable Securities (including any direct or indirect transferees of the Funds) who agree in writing to be bound by the provisions of this Agreement.

            "Initial Lock-Up Period" shall have the meaning set forth in the Stock Purchase Agreement.

            "Person" shall mean any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or any department or agency thereof or other entity of whatever nature.

            "Registrable Securities" shall mean (1) the Common Stock issued to the Funds pursuant to the Stock Purchase Agreement, (2) the Common Stock issued or issuable upon conversion of the Convertible Preferred Stock issued to the Funds pursuant to the Stock Purchase Agreement, and
         (3) any Common Stock which may be issued or distributed by way of stock dividend or stock split or other distribution, recapitalization or reclassification with respect to, or in exchange for, or in replacement of, any other Registrable Securities. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Sunstone and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force, or (iv) such securities shall have ceased to be outstanding.

            "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Schedule E to the

         By-laws of the NASD, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including the reasonable fees and disbursements of counsel for the underwriters, if any, in connection with blue sky qualifications of the Registrable Securities),
         (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on the New York Stock Exchange or on any securities exchange pursuant to clause (viii) of Section 5, (v) the fees and disbursements of one counsel for Sunstone and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance,
         (vi) the reasonable fees and disbursements of one counsel selected pursuant to Section 8 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, (vii) any fees and disbursements of underwriters, if any, customarily paid by the issuers or sellers of securities, including liability insurance if Sunstone so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions, transfer taxes, and (viii) other reasonable out-of-pocket expenses of Holders (provided that such expenses shall not include expenses of counsel other than those provided for in clause (vi) above).

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

            "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         2. Incidental Registrations. (a) Right to Include Common or Common Equivalent Registrable Securities. If Sunstone at any time after the Initial Lock-Up Period proposes to register its Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 2. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), Sunstone will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which Sunstone has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that
(i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Sunstone shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, Sunstone may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in Sunstone's registration must sell their Registrable Securities to the underwriters selected by Sunstone on the same terms and conditions as apply to Sunstone, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings; and provided further that under no circumstances will the scope of any indemnification or contribution obligations of any Holder be broader than the provisions of Section 6(b) hereof nor will the maximum liability of the Holders be greater than that specified in Section 6 hereof. If a registration requested pursuant to this
Section 2(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing within seven (7) business days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. Nothing in this Section 2(a) shall operate to limit the right of any Holder to request the registration of Common Stock issuable upon conversion or exercise of convertible securities held by such Holder notwithstanding the fact that at the time of request such Holder holds only convertible securities.

         (b) Expenses. Sunstone will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 2.

         (c) Priority in Incidental Registrations. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises Sunstone in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the Common Stock offered in such offering as contemplated by Sunstone, then Sunstone will include in such registration (i) first, 100% of the securities Sunstone proposes to sell and (ii) second, the number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

         (d) Limitations on Shelf Offerings. Notwithstanding the foregoing, in the event that Registrable Securities have been included in a registration effected by Sunstone pursuant to Rule 415 under the Securities Act in accordance with this Section 2, the Holders agree that, without the prior written consent of Sunstone, they will not effect more than one sale of Registrable Securities pursuant to such registration in any 30-day period.

         3. Registration on Request. (a) Request by the Demand Party. At any time after the Initial Lock-Up Period, upon the written request of the Demand Party requesting that Sunstone effect the registration under the Securities Act of all or part of such Demand Party's


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
Registrable Securities and specifying the amount and intended method of disposition thereof, Sunstone will promptly give written notice of such requested registration to all other Holders of such Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

             (i) such Registrable Securities (including, if such request relates to a security which is convertible into shares of Common Stock, the shares of Common Stock issuable upon such conversion) which Sunstone has been so requested to register by the Demand Party; and

             (ii) all other Registrable Securities of the same class or series as are to be registered at the request of a Demand Party and which Sunstone has been requested to register by any other Holder thereof by written request given to Sunstone within 15 days after the giving of such written notice by Sunstone (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, that with respect to any Demand Party, Sunstone shall not be obligated to effect any registration of Registrable Securities under this
Section 3(a) unless such Demand Party requests that Sunstone register at least 20% of the total number of Registrable Securities then outstanding (or such lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions would exceed $10,000,000); and provided, further, that, Sunstone shall not be obligated to file a registration statement relating to any registration request under this Section 3(a) (x) within a period of six months after the effective date of any other registration statement relating to any registration request under this Section 3(a) or relating to any registration effected under Section 2 in which Registrable Securities were included in such registration, (y) if with respect thereto the managing underwriter, the SEC, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the completion of an audit other than the regular audit conducted by Sunstone at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders of the Registrable Securities to be registered agree to pay the expenses of Sunstone in connection with such an audit other than the regular audit) or (z) subject to Section 9(j)(ii), during any period of not more than 90 days that the Company, its executive officers or directors are precluded from selling shares of Common Stock as the result of any lock-up restrictions imposed by any underwriter in a previous primary offering, unless such underwriters agree otherwise. Nothing in this Section 3 shall operate to limit the right of a Holder to request the registration of Common Stock issuable upon conversion or exercise of convertible securities held by such Holder notwithstanding the fact that at the time of request such Holder holds only convertible securities.

         (b) Notwithstanding the foregoing provisions of Section 3(a), Sunstone shall not be obligated to effect more than two demand registrations pursuant to requests made by the Demand Holders pursuant to this Section 3. No Holder's rights under this Section 3 shall be affected by a registration pursuant to
Section 2.


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
         (c) Registration Statement Form. If any registration requested pursuant to this Section 3, which is proposed by Sunstone to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement), shall be in connection with an underwritten public offering, and if the managing underwriter shall advise Sunstone in writing that, in its opinion, the inclusion of additional information is of material importance to the success of such proposed offering, then such registration shall include such other information.

         (d) Expenses. Sunstone will pay all Registration Expenses in connection with each of the registrations of each class or series of Registrable Securities effected pursuant to this Section 3.

         (e) Effective Registration Statement. A registration requested pursuant to this Section 3 will not be deemed to have been effected unless the applicable registration statement has become effective; provided that if, prior to the end of any applicable distribution period as defined in the Securities Act, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected with respect to any selling Holder whose Registrable Securities that are registered have not been fully distributed.

         (f) Selection of Underwriters. If a requested registration pursuant to this Section 3 involves an underwritten offering, the Holders of a majority of the shares of Registrable Securities which are held by Holders and which Sunstone has been requested to register shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to Sunstone.

         (g) Priority in Requested Registrations. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises Sunstone in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration (including securities of Sunstone which are not Registrable Securities) exceeds the number which can be sold in such offering, Sunstone will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder; provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner; provided, further that if any such exclusion causes less than 90% of the number of shares of Registrable Securities as to which registration was requested by the Holders to be registered, such registration shall not constitute a request for registration under Section 3(b). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can


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
be sold, Sunstone may include in such registration up to the number of shares of Common Stock that, in the opinion of the underwriter, can be sold.

         (h) Additional Rights. If Sunstone at any time grants to any other holders of Common Stock, or Common Stock issuable upon conversion, exchange or exercise of a security, any rights to request Sunstone to effect the registration under the Securities Act of any such shares of Common Stock on terms more favorable to such holders than the terms set forth in this Section 3, the terms of this Section 3 shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits. The provisions of this Section 3(h) will not be applicable to the registration rights of the limited partners of Sunstone Hotel Investors, L.P. permitting them to require Sunstone to register the shares of Common Stock into which their partnership units are exchangeable.

         4. Stock Purchase Agreement Transfer Restrictions. Notwithstanding anything in this Agreement to the contrary, any sales of Registrable Securities shall be subject to the conditions set forth in Section 4.10 of the Stock Purchase Agreement.

         5. Registration Procedures. If and whenever Sunstone is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Sunstone will, as expeditiously as possible:

             (a) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to Sunstone, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, however, that Sunstone may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the registration statement relating thereto or in accordance with Section 3(b);

             (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the distribution period, in the case of a registration effected pursuant to Section 2, or for a period not in excess of 270 days (or such lesser period ending on the day after the distribution of all registered securities is complete) in the case of a registration effected pursuant to Section 3, and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus relating to the sale of Registrable Securities, or any amendments or supplements thereto, Sunstone will furnish to counsel selected pursuant to Section 8 hereof by the Holders of the Registrable Securities covered by such registration statement to represent such Holders, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel within five (5) days after receipt thereof, and Sunstone will give reasonable consideration in good faith to any comments of such counsel;

             (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

             (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that Sunstone shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

             (e) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

             (f) notify promptly each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 5, of Sunstone's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

             (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration


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
         statement, if required, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

             (h) (i) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

             (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 6 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

             (j) use its best efforts to obtain a "cold comfort" letter or letters from Sunstone's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement, unless such a "cold comfort" letter or letters are provided to other selling holders in connection with such registration; it being understood, however, that Sunstone will, if requested by the underwriters in any underwritten offering, be obligated to use its best efforts to obtain for such underwriters a "cold comfort" letter or letters from Sunstone's independent public accountants in customary form;

             (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of Sunstone, and cause all of Sunstone's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

             (l) notify counsel (selected pursuant to Section 8 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (A) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (B) of the receipt of any comments from the SEC, (C) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information and (D) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

             (m) use reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

             (n) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

             (o) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

             (p) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions of counsel for Sunstone in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

             (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

         Sunstone may require each seller of Registrable Securities as to which any registration is being effected to furnish Sunstone with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as Sunstone may from time to time reasonably request in writing.

         Each Holder of Registrable Securities agrees that, upon receipt of any notice from Sunstone of the happening of any event of the kind described in clause (f) of this Section 5, such

Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 5, and, if so directed by Sunstone, such Holder will deliver to Sunstone (at Sunstone's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current immediately prior to the receipt of such notice. In the event Sunstone shall give any such notice, the period mentioned in clause (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (f) of this Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 5.

         In lieu of satisfying the requirements of Sections 2 or 3 hereunder, Sunstone may, at any time after the Initial Lock-Up Period, elect to file a registration statement pursuant to Rule 415 under the Securities Act permitting the resale of all Registrable Securities and shall covenant and agree to keep such registration statement effective for a period of two years after the expiration of the Initial Lock-Up Period (or such shorter period as to any Holder that is then entitled to sell his or its Registrable Securities under Rule 144 in any three-month period without restriction). All other provisions of this Agreement shall continue to apply to any such registration. Upon expiration of the initial two-year registration, if a Holder still holds Registrable Securities that cannot be sold under Rule 144 during any three-month period without restriction, Sunstone will file a new registration statement pursuant to Rule 415 under the Securities Act (or maintain the effectiveness of the initial registration statement) permitting the resale of all such Registrable Securities that then remain unsold and shall keep such registration statement effective for one additional period of two years.

         6. Indemnification.

            (a) Indemnification by Sunstone. In the event of any registration of any securities of Sunstone under the Securities Act pursuant to Section 2 or 3, Sunstone will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners or members or managing members (including any director, officer, affiliate, employee, agent or controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Seller Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Seller Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Seller Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and Sunstone will reimburse such Seller Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding (collectively, a "Violation"); provided that Sunstone shall not be liable to any Seller Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to Sunstone through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof nor shall it apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Sunstone (which consent shall not be unreasonably withheld or delayed); and provided, further, that in the case of any registration effected pursuant to Section 3 or any registration effected pursuant to Section 2 in which the underwriters have agreed to indemnify the Holders for the matters set forth in this proviso, if any losses, claims, damages or liabilities arise out of or are based upon a Violation which did not appear in the final prospectus, Sunstone shall not have any liability with respect thereto to the Holder, any underwriter, or any person who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act if the Holder or underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as so supplemented, to such person at or prior to the written confirmation of the sale to such person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Seller Indemnified Party and shall survive the transfer of such securities by such seller.

            (b) Indemnification by the Seller. In the event of any registration of any securities of Sunstone under the Securities Act pursuant to Section 2 or 3, each selling Holder will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, Sunstone and all other prospective sellers of Registrable Securities, each affiliate of Sunstone or such seller and their respective directors and officers or general and limited partners or members or managing members (including any director, officer, affiliate, employee, agent or controlling Person of any of the foregoing) and each other Person, if any, who controls Sunstone or any such seller within the meaning of the Securities Act (collectively, the "Company Indemnified Parties") against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Company Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Company Indemnified Party is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Sunstone through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing, provided that no Holder shall be liable to any Company Indemnified Party with respect to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); and provided further that if any losses, claims, damages or liabilities arise out of or are based upon a violation which did not appear in the final prospectus, no Holder shall have any liability with respect thereto to Sunstone, any other seller or any person who controls Sunstone or such other seller within the meaning of
Section 15 of the Securities Act if Sunstone or an underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as so supplemented, to such person at or prior to the written confirmation of the sale to such person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Sunstone or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Notices of Claims, Etc. Promptly after receipt by a Seller Indemnified Party or a Company Indemnified Party (an "Indemnified Party") hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. In the event that the Indemnified Parties are conducting the defense of any action or other claims, the indemnifying party will not be responsible for the costs and expenses of more than one counsel for all of the Indemnified Parties (plus the fees and expenses of one local counsel if the action is pending in a foreign jurisdiction). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            (d) Contribution. If the indemnification provided for in this
Section 6 from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 6(d) as a result of the losses, claims, damages, liabilities and expenses referred to above shall include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (e) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by Sunstone and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

            (f) Non-Exclusivity. The obligations of the parties under this
Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

            (g) Conflicting Provisions. To the extent that the provisions of this Section 6 differ from the terms and conditions of any indemnification provision contained in any underwriting agreement entered into in connection with any underwritten offering effected pursuant to Section 2 hereof, the indemnification provisions contained in such underwriting agreement will, for all purposes, supersede the terms and conditions of this Section 6. To the extent that the provisions of this Section 6 differ from the terms and conditions contained in any underwriting agreement entered into in connection with any underwritten offering effected pursuant to Section 3 hereof, then (x) unless otherwise agreed to by the Holders of Registrable Securities participating in any such registration, with respect to the substantive scope and limitations (including, without limitation, the maximum liability of the Holders) of the indemnification and contribution provided by Sunstone and the Holders to the Indemnified


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
Person, the provisions of this Section 6 shall govern and supersede the terms of such Underwriting Agreement and (y) with respect to all other matters the terms of the underwriting agreement will supersede the terms and conditions of this
Section 6.

            (h) Indemnification by Underwriters. Sunstone may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 3 herein, that Sunstone shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold harmless Sunstone in customary form.

         7. Rule 144. Sunstone covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if Sunstone is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, Sunstone will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 7, Sunstone may de-register under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder and, in such circumstances, shall not be required hereby to file any reports which may be necessary in order for Rule 144 or any similar rule or regulation to be available.

         8. Selection of Counsel. In connection with any registration of Registrable securities pursuant to Sections 2 and 3 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration.

         9. Miscellaneous.

            (a) Amendments and Waivers. This Agreement may be amended and Sunstone may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Sunstone shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a majority of the Registrable Securities then outstanding; provided, however, that no amendment, waiver or consent to the departure from the terms and provisions of this Agreement that is adverse to the Funds or any of their respective successors and assigns shall be effective as against any such Person for so long as such Person holds any Registrable Securities unless consented to in writing by such Person. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 9(a), whether or not such Registrable Securities shall have been marked to indicate such consent.

            (b) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The rights to cause the Company to register Registrable Securities pursuant to Section 2 or 3 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee assigns in writing to be bound by and subject to the terms and conditions of this Agreement. Without limitation of the foregoing, in the event that either of the Funds distributes or otherwise transfers any shares of the Registrable Securities to any of its present or future general or limited partners, Sunstone hereby acknowledges that the registration rights granted pursuant to this Agreement shall be transferred to such partner or partners on a pro rata basis, and that at or after the time of any such distribution or transfer, any such partner or group of partners shall designate a Person to act on its behalf in delivering any notices or making any requests hereunder. Notwithstanding the foregoing, in the event of a transfer of the registration rights granted pursuant to this Agreement to a Fund's general or limited partners, such partners shall not have any registration rights pursuant to Section 2 with respect to any registration effected pursuant to Rule 415 under the Securities Act.

            (c) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

                                    (i) (A) if to Sunstone:

                                            Sunstone Hotel Investors, Inc.
                                            115 Calle de Industrias
                                            Suite 201
                                            San Clemente, CA 92672
                                            Attention: Robert A. Alter

                                            with a copy to:

                                            Brobeck, Phleger & Harrison LLP
                                            4675 MacArthur Court
                                            Suite 1000
                                            Newport Beach, CA 92660
                                            Attention: Roger M. Cohen, Esq.


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
                                    (ii)    if to Westbrook Fund:

                                            Westbrook Real Estate Fund I, L.P.
                                            599 Lexington Avenue
                                            Suite 3800
                                            New York, New York 10022
                                            Attention: Jonathan Paul

                                            with a copy to:

                                            Simpson Thatcher & Bartlett
                                            425 Lexington Avenue
                                            New York, New York 10017
                                            Attention: Richard Capelouto, Esq.

                                    (iii)   if to Westbrook Co-Investment Fund

                                            Westbrook Co-Investment Partnership
                                            I, L.P.
                                            599 Lexington Avenue
                                            Suite 3800
                                            New York, New York 10022
                                            Attention: Jonathan Paul

                                            with a copy to:

                                            Simpson Thatcher & Bartlett
                                            425 Lexington Avenue
                                            New York, New York 10017
                                            Attention: Richard Capelouto, Esq.

                (iv) if to any other holder of Registrable Securities, to the address of such other holder as shown in the stock record book of Sunstone, or to such other address as any of the above shall have designated in writing to all of the other above.

         All such notices and communications shall be deemed to have been given or made (1) when delivered by hand, (2) five business days after being deposited in the mail, postage prepaid, (3) when telexed answer-back received or (4) when telecopied, receipt acknowledged.

            (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

            (e) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (f) Counterparts. This Agreement may be executed in counterparts, and by different parties in separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

            (g) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

            (h) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or in equity. Notwithstanding the foregoing, no Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying or requiring the completion of any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

            (i) Limited Liability of Partners. Notwithstanding any other provision of this Agreement, neither the general partner nor the limited partners, nor any future general or limited partner of the Funds, nor any member or managing member of the Funds shall have any personal liability for performance of any obligation of such Common Stock Partnership or the Funds under this Agreement.

            (j) "Market Stand-Off" Agreement. (i) Subject to clauses (ii) and
(iii) below, each Holder hereby agrees that during the period in which Sunstone and its officers and directors are prohibited by the underwriters from selling, transferring or otherwise disposing of Common Stock (but in no event more than ninety (90) days) following the effective date of a registration statement of the Company filed under the Securities Act, without the prior written consent of the underwriters it shall not, whether or not such Holder is participating in the offering, to the extent requested by the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the shares or securities of any other person subject to the foregoing restrictions) until the end of such period.

                (ii) Anything herein to the contrary notwithstanding, the Holders will not be prohibited from selling or otherwise disposing of shares of Common Stock pursuant to this Section 9(j) and/or clause (z) of Section 3(a) for more than 90 days during any nine-month period.

                (iii) The provisions of this Section 9(j) shall terminate as to any Holder at such time as such Holder is able to sell all of the Registrable Securities held by it under Rule 144 in any three-month period without restriction.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.


                                         SUNSTONE HOTEL INVESTORS, INC.


                                         By:
                                             --------------------------------
                                             Robert A. Alter
                                             President


                                         WESTBROOK REAL ESTATE FUND I, L.P.

                                         By: Westbrook Real Estate Partners
                                             Management, L.L.C., its general
                                             partner

                                             By: Westbrook Real Estate Partners,
                                                 L.L.C., its managing member


                                                 By:
                                                     ---------------------------
                                                     Jonathan H. Paul
                                                     Managing Principal


                                         WESTBROOK CO-INVESTMENT PARTNERSHIP I,
                                         L.P.

                                         By: Westbrook Real Estate Partners
                                             Management, L.L.C., its general
                                             partner

                                             By: Westbrook Real Estate Partners,
                                                 L.L.C., its managing member


                                                 By:
                                                     ---------------------------
                                                     Jonathan H. Paul
                                                     Managing Principal